As filed with the Securities and Exchange Commission on July 28, 2017

Securities Act File No. 333-218675

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549.

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     ☐

Pre-Effective Amendment No.      ☒

Post-Effective Amendment No.      ☐

Mutual Fund Series Trust

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, Nebraska 68130

(Address of Registrant’s Principal Executive Offices)

(402) 895-1600

(Registrant’s Telephone Number, including Area Code)

CT Corporation System

1300 East Ninth Street

Cleveland, Oh 44114

(Name and Address of Agent for Service)

 With copies to:

JoAnn Strasser
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215 614-469-3264 (phone)
614-469-3361 (fax)

Title of Securities Being Registered: Shares of a series of the Registrant

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering:  As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the

Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

EXCEED DEFINED SHIELD INDEX FUND

A SERIES OF FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

July 27, 2017

Dear Shareholder:

We wish to provide you with some important information concerning your investment. You are receiving the enclosed Combined Proxy Statement/Prospectus because you own shares of the Exceed Defined Shield Index Fund, a series of the Forum Funds (the “Trust”). The Board of Trustees of the Trust (the “Board”), after careful consideration, has approved the reorganization of the Exceed Defined Shield Index Fund (the “Existing Fund”) into the Catalyst/Exceed Defined Shield Fund (the “New Fund”), a series of Mutual Fund Series Trust (“MFST”) (the “Reorganization”).  The Existing Fund and the New Fund are sometimes each referred to separately as a “Fund” and together as the “Funds.”  The Existing Fund and New Fund have similar, though not identical, investment objectives and principal investment strategies.  Although the New Fund does not seek to track an index as its investment objective, the New Fund will pursue its investment objective of capital appreciation by employing an investment strategy that is substantially similar to the Existing Fund and is designed to produce returns that are correlated with, but less volatile than, those of the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) through a portfolio comprised, primarily, of short-term investment grade fixed-income securities and exchange-traded put and call options on exchange-traded funds (“ETFs”). In seeking to track the NASDAQ Exceed Defined Protection Index (EXPROT Index), the Funds seek to provide an investment vehicle with a risk/reward profile in which the risks of an investment are, in the Advisor's opinion, somewhat limited, as are the potential rewards. As a general matter, we believe that after the Reorganization, the New Fund will provide you with a similar investment strategy, the opportunity to convert your investment to that strategy on a tax free basis, and portfolio management efficiencies including leveraging existing relationships with platforms and fund service providers, and sharing in certain economies realized by the Trust and shared among its series to the benefit of shareholders of the New Fund.

Exceed Advisory LLC (“Exceed”) serves as the Existing Fund’s investment advisor. Exceed believes the shareholders of the Existing Fund will benefit from the Reorganization where Exceed will serve as the sub-advisor to the New Fund and Catalyst Capital Advisors LLC (“Catalyst”) will serve as investment advisor to the New Fund. Catalyst currently advises 25 other series of MFST, and the parties to the Reorganization believe it will provide the New Fund increased opportunities for asset growth.

A Special Meeting of Shareholders of the Existing Fund is to be held at 8:00 a.m. Eastern time on August 30, 2017, at Three Canal Plaza, Suite 600, Portland, Maine 04101, where shareholders of the Existing Fund will be asked to vote on the Reorganization of the Existing Fund into the New Fund.  A Combined Proxy Statement and Prospectus (the “Proxy Statement”) regarding the meeting, a proxy card for your vote at the meeting, and a postage-prepaid envelope in which to return your proxy card are enclosed. Also enclosed is the Statement of Additional Information to the Proxy Statement, which should be read in conjunction with the Proxy Statement and provides additional information about the Reorganization.

At the recommendation of Exceed, the Board concluded that the Reorganization is in the best interests of each of the Existing Fund and its shareholders.  In approving the Reorganization, the Board considered, among other things, the terms and conditions of the Agreement and Plan of Reorganization, a copy of the form of which is appended to the Proxy Statement as Appendix A (the “Plan of Reorganization”), that the Funds have similar investment objectives and strategies, that the only practical alternative to the Reorganization was liquidation of the Existing Fund, which would be a taxable event and, as such, potentially entail adverse consequences for shareholders, whereas it is not anticipated that the Reorganization will have any adverse tax consequences for shareholders.

The Plan of Reorganization provides that the Existing Fund will transfer all of its assets and liabilities to the New Fund. In exchange for the transfer of these assets and liabilities, the New Fund will assume all of the Existing Fund’s liabilities, known and unknown, and simultaneously issue shares to the Existing Fund in an amount equal in value to the net asset value of the Existing Fund’s shares as of the close of business on or about September 1, 2017 (the “Closing Date”). As part of the Reorganization, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares it receives, so that a holder of shares in the Existing Fund at the Closing Date will receive the same number of shares of the New Fund as the shareholder held in the Existing Fund immediately before the Reorganization. Shareholders who own Investor Class shares of the Existing Fund will receive Class A shares of the New Fund, and shareholders who own Institutional Class shares of the Existing Fund will receive Class I shares of the New Fund.

Following the Reorganization, the Existing Fund will cease operations as a separate series of the Trust.  Shareholders of the Existing Fund will not be assessed any sales charges, redemption fees or any other shareholder fee in connection with the Reorganization.

The Board, on behalf of the Existing Fund, has approved the proposed Reorganization, at the request of Exceed, subject to approval by the Existing Fund’s shareholders.

Likewise, the Board of Trustees of Mutual Fund Series Trust has authorized the formation of the New Fund and approved an investment advisory agreement with Catalyst and a sub-advisory agreement with Exceed to serve as the New Fund’s investment adviser and sub-adviser, respectively.

More information on the New Fund, reasons for the proposed Reorganization and benefits to the Existing Fund’s shareholders is contained in the enclosed Proxy Statement.  You should review the Proxy Statement carefully and retain it for future reference.  Shareholder approval is required to effect the Reorganization, which is expected to close on or about September 1, 2017.

Sincerely,

Zachary Tackett

Vice President & Secretary, Forum Funds

FORUM FUNDS

Exceed Defined Shield Index Fund

Three Canal Plaza, Suite 600

Portland, Maine 04101

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD August 30, 2017

To the Shareholders of the Exceed Defined Shield Index Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Exceed Defined Shield Index Fund (the “Existing Fund”), a series of Forum Funds, is to be held at 8:00 a.m. Eastern time on August 30, 2017, at Three Canal Plaza, Suite 600, Portland, Maine 04101.

The Special Meeting is being held to consider an Agreement and Plan of Reorganization (the “Plan”) providing for the transfer of all of the assets of the Existing Fund to the Catalyst/Exceed Defined Shield Fund (the “New Fund”), a new series of Mutual Fund Series Trust (“MFST”).

The transfer effectively would be an exchange of your shares of the Existing Fund for shares of the New Fund, which would be distributed pro rata by the Existing Fund to holders of its shares in complete liquidation of the Existing Fund, and the New Fund’s assumption of the Existing Fund’s liabilities, known and unknown, as follows:

Forum Funds		Mutual Fund Series Trust
Investor Shares Existing Fund	à	Class A Shares New Fund
Institutional Shares Existing Fund	à	Class I Shares New Fund

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.  Holders of record of the shares of beneficial interest in the Existing Fund as of the close of business on July 18, 2017, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the plan is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposal.  Whether or not a quorum is present, any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares represented at that meeting, either in person or by proxy.  The meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice, unless a new record date is established for the adjourned meeting and the adjourned meeting is held less than 10 days or more than 90 days from the record date.  The persons designated as proxies may use their discretionary authority to vote on questions of adjournment and on any other proposals raised at the Special Meeting to the extent permitted by the proxy rules of the Securities and Exchange Commission (the “SEC”), including proposals for which timely notice was not received, as set forth in the SEC’s proxy rules.

By order of the Board of Trustees of Forum Funds,

Zachary Tackett

Vice President & Secretary, Forum Funds

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 30, 2017 or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement/Prospectus are available on the internet at www.proxyonline.com/docs/edsi.pdf. On this website, you will be able to access this Notice, the Combined Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save the Exceed Defined Shield Index Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Combined Proxy Statement/Prospectus enclosed herewith.  The following Questions and Answers provide an overview of the key features of the Reorganization and of the information contained in the Combined Proxy Statement/Prospectus.

Q.           What is this document and why did we send it to you?

A.       The Combined Proxy Statement/Prospectus provides you with information about a proposed reorganization of the Exceed Defined Shield Index Fund (the “Existing Fund”) into the Catalyst/Exceed Defined Shield Fund (the “New Fund”) (the “Reorganization”). The Existing Fund is a series of Forum Funds, and the New Fund is a series of the Mutual Fund Series Trust.  The Existing Fund and the New Fund are sometimes each referred to separately as a “Fund” and together as the “Funds.”  The Funds pursue similar investment objectives and employ substantially similar investment strategies.  When the Reorganization is completed, your shares of the Existing Fund will have been effectively exchanged for shares of the New Fund, and the Existing Fund will be terminated as a series of the Trust.  Please refer to the Combined Proxy Statement/Prospectus for a detailed explanation of the Reorganization and a more complete description of the New Fund.

You are receiving this Combined Proxy Statement/Prospectus because you own shares of the Existing Fund as of July 18, 2017 (the “Record Date”).  The Board of Trustees of Forum Funds (the “Board”) has called the Special Meeting, at which you will be asked to vote on the Reorganization. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of Forum Funds will consider other possible courses of action in the best interests of shareholders, including liquidation of the Existing Fund.

Q. Why is the Reorganization being proposed?

A. The Board of Trustees of the Trust has called the Special Meeting at which you will be asked to vote on the reorganization of the Exceed Defined Shield Index Fund (the “Existing Fund”), a series of Forum Funds with and into the Catalyst/Exceed Defined Shield Fund (the “New Fund”), a series of the Trust (the “Reorganization”). Catalyst Capital Advisors, LLC (“Catalyst”), advisor to the New Fund, advises numerous additional series of the Trust and believes it may help in the marketing and growth of the Fund. Catalyst believes that higher Fund net assets will lead to an increased likelihood of realizing economies of scale and lower total operating expenses of the Fund to the benefit of shareholders. The Existing Fund’s board of trustees and the New Fund’s board of trustees believe that the Reorganization is in the best interests of the Fund’s shareholders.

Q.           Has the Board of Trustees approved the Reorganization?

A.         Yes, the Board has approved the Reorganization. The Board has determined that the Reorganization is in the best interests of the shareholders of the Existing Fund.

Q.           What will happen to my existing shares? Will my expenses remain the same?

A.           Your shares of the Existing Fund will be exchanged for shares of the New Fund. Shareholders of Investor Class Shares of the Existing Fund will receive Class A Shares of the New Fund, and shareholders of Institutional Shares of the Existing Fund will receive Class I shares of the New Fund. You will not pay any sales charges in connection with the Reorganization. The new shares you receive will be equal in number, and have the same total value as your Existing Fund shares immediately prior to the Reorganization, so that the value of your investment will remain exactly the same.

Although the New Fund’s advisory fee will be higher than the current advisory fee of the Existing Fund, the Board has determined that Existing Fund shareholders may benefit by remaining invested in an open-end fund and avoid the tax consequences of liquidating or otherwise disposing of their shares. Catalyst Capital Advisors LLC (“Catalyst”) will be paid a fee equal to 1.25% of the New Fund's average daily net assets which is higher than the management fee currently paid by the Existing Fund of 0.90%. Shareholders are not expected to be impacted by the New Fund’s proposed fee structure due to the expense limitation agreement, discussed below, and are expected to benefit from lower estimated “Other Expenses” in the longer term due to operational and management efficiencies. Each of the Existing Fund’s Investor Class shares and the New Fund’s Class A shares pay 0.25% of each class’s average daily net assets for Distribution and/or Service (12b-1) Fees. The Existing Fund’s Institutional Class shares and the New Fund’s Class I shares do not pay any such Distribution and/or Service (12b-1) Fees. Additionally, it is expected that the New Fund will have lower Other Expenses and gross total expenses than the Existing Fund. Catalyst has committed to limiting total New Fund expenses to the same level as that of the Existing Fund. Catalyst has contractually agreed to waive fees and/or reimburse expenses of the New Fund, for one year from the effective date of the New Fund’s prospectus to insure that, subject to certain limitations, total annual fund operating expenses after fee waiver/reimbursement do not exceed 1.45% and 1.20% for Class A shares and Class I shares, respectively.

Q.           How will the Reorganization affect me as a shareholder?

A.           Upon the closing of the Reorganization, Existing Fund shareholders will become shareholders of the New Fund. With the Reorganization, all of the assets and the liabilities of the Existing Fund will become those of the New Fund.  Shareholders of Investor Class Shares of the Existing Fund will receive Class A Shares of the New Fund, and shareholders of Institutional Shares of the Existing Fund will receive Class I shares of the New Fund. An account will be created for each shareholder that will be credited with shares of the New Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder’s Existing Fund shares at the time of the Reorganization.

No physical share certificates will be issued to shareholders.

Q. Are the Funds’ Objectives and Strategies Different?

A.	The New Fund’s objective is capital appreciation. The Existing Fund’s investment objective is to seek to track, before fees and expenses, the performance of the NASDAQ Exceed Defined Protection Index (EXPROT) ("EXPROT Index"). The Existing Fund has an 80% investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly, in the components of the EXPROT Index. The New Fund does not have an 80% investment policy but, under normal circumstances, expects to invest the majority of its assets in the components of the EXPROT Index. The strategies of the New Fund will otherwise be substantially similar to those of the Existing Fund, but there may be differences in the investment strategies employed by the Existing Fund and the New Fund to achieve this objective as a result of the implementation of a new adviser for the New Fund.

Q.           When will the Reorganization occur?

A.            The Reorganization is expected to take effect on or about September 1, 2017, or as soon as possible thereafter.

Q.           Who will pay for the Reorganization?

A.           The costs of the Reorganization will be borne by Catalyst and Exceed.  The costs of the Reorganization are expected to be approximately $90,000.

Q.           Will the Reorganization result in any federal tax liability to me?

A.          The Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization. If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize a gain or loss in the transaction. There is not expected to be any portfolio repositioning in connection with the Reorganization.

Q.           Can I redeem my shares of the Existing Fund before the Reorganization takes place?

A.            Yes.  You may redeem your shares, at any time before the Reorganization takes place, as set forth in the Existing Fund’s prospectus. If you choose to do so, your request will be treated as a normal exchange or redemption of shares. Shares that are held as of September 1, 2017 will be exchanged for shares of the New Fund.

Q.           Will shareholders have to pay any sales load, commission or other similar fee in connection with the Reorganization?

A.            No.  Shareholders will not pay any sales load, commission or other similar fee in connection with the Reorganization.

Q.           Are there differences in front-end sales loads or contingent deferred sales charges?

A.            Yes. Investor Class shares of the Existing Fund do not charge a front end or contingent deferred load, and Class A shares of the New Fund will charge a maximum front end load of 5.75% and contingent deferred sales charge of 1.00%. Neither Institutional Class shares of the Existing Fund and Class I of the New Fund have a front end or contingent deferred sales charge. No Existing Fund Investor Class shareholder will be charged a load for the exchange of their shares in connection with Reorganization or be subject to any Class A sales charges following the Reorganization.

Q.    How do I vote my shares?

A. You can vote your shares by mail, telephone or internet by following the instructions on the enclosed proxy card. You may also vote your shares in person by attending the meeting in person on August 30, 2017 at Three Canal Plaza, Suite 600, Portland, Maine 04101.

Q.	Who should I call with questions about this proxy?

A.	If you have any questions about the Reorganization, Plan, Proxy Statement or the proxy card, please do not hesitate to call 1-(844) 800-5092.

Important additional information about the Reorganization is set forth in the accompanying Combined Proxy Statement/Prospectus.  Please read it carefully.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to Forum Funds in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration                                                                                         Valid Signature

Corporate Accounts

(1)	ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	ABC Corp.
(2)	ABC Corp. . . . . . . . . . . . . . . . . . . . . . . . . . .	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer . . . . . . . . . . . . . . . .	John Doe
(4)	ABC Corp. Profit Sharing Plan . . . . . . . . . .	John Doe, Trustee

Trust Accounts

(1)	ABC Trust . . . . . . . . . . . . . . . . . . . . . . . . . .	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78 . . . . . . . . . . . . . . . . . . . . . . . .	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
(2)	f/b/o John B. Smith, Jr. UGMA . . . . . . . . . . Estate of John B. Smith . . . . . . . . . . . . . . . .	John B. Smith John B. Smith, Jr., Executor

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on August 30, 2017 or any adjournment or postponement thereof.  This Notice and Combined Proxy Statement and Prospectus are available on the internet at www.proxyonline.com/docs/edsi.pdf.  On this website, you will be able to access this Notice, the Combined Proxy Statement and Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

PROXY STATEMENT FOR

EXCEED DEFINED SHIELD INDEX FUND, A SERIES OF FORUM FUNDS

Three Canal Plaza, Suite 600

Portland, Maine 04101

207-347-2000

PROSPECTUS FOR

CATALYST/EXCEED DEFINED SHIELD FUND, A SERIES OF MUTUAL FUND SERIES TRUST

17605 Wright Street

Omaha, Nebraska 68130

(402) 895-1600

DATED JULY 27, 2017

RELATING TO THE REORGANIZATION OF

EXCEED DEFINED SHIELD INDEX FUND

WITH AND INTO

CATALYST/EXCEED DEFINED SHIELD FUND

This Combined Proxy Statement/Prospectus is furnished to you as a shareholder of Exceed Defined Shield Index Fund (the “Existing Fund”), a series of Forum Funds, a Delaware statutory trust (the “Trust”).  As provided in the Agreement and Plan of Reorganization (the “Plan of Reorganization”), the Existing Fund will be reorganized into the Catalyst/Exceed Defined Shield Fund (the “New Fund”), a series of Mutual Fund Series Trust (“MFST”), an Ohio business trust (the “Reorganization”).  The Plan of Reorganization will be presented at a Special Meeting of Shareholders (the “Special Meeting”) of the Existing Fund, at Three Canal Plaza, Suite 600, Portland, Maine 04101 on August 30, 2017, at 8:00a.m. Eastern time. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the Plan of Reorganization. A copy of the Plan of Reorganization is attached as Appendix A. The Existing Fund and the New Fund are each referred to herein as a “Fund”, and together, the “Funds.”  For purposes of this Combined Proxy Statement/Prospectus, the terms “shareholder,” “you” and “your” may refer to the shareholders of the Existing Fund.

Proposal

1.	Approval of the Plan of Reorganization, which provides for: (i) the transfer of all of the assets of the Existing Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, known and unknown; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.
2.	To transact such other business as may properly come before the Special Meeting or any adjournment thereof.

 The Plan of Reorganization provides that the Existing Fund will transfer all of its assets to the New Fund.  In exchange for the transfer of these assets, the New Fund will assume all of the Existing Fund’s liabilities, known and unknown, and will simultaneously issue shares to the Existing Fund in an amount equal in value to the net asset value (“NAV”) of the Existing Fund’s shares as of the close of business on the business day preceding the foregoing transfers (the “Reorganization”). These transfers are expected to occur on or about September 1, 2017 (the “Closing Date”).

Immediately after the transfer of the Existing Fund's assets and liabilities, the Existing Fund will make a liquidating distribution to its shareholders of the New Fund shares received, so that a holder of shares in the Existing Fund at the Closing Date of the Reorganization will receive a number of shares of the New Fund with the same aggregate value as the shareholder had in the Existing Fund immediately before the Reorganization. At the Closing

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Date of the Reorganization, shareholders of the Existing Fund will become shareholders of the New Fund. If shareholders of the Existing Fund do not vote to approve the Reorganization, the Trustees of Forum Funds will consider other possible courses of action in the best interests of the Existing Fund and its shareholders, including liquidation of the Existing Fund.

Each of MFST and Forum Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Forum Funds is a Delaware business trust. MFST is an Ohio business trust. Exceed Advisory LLC (“Exceed”) is the investment adviser to the Existing Fund. Exceed believes the shareholders of the Existing Fund will benefit from the Reorganization where Exceed will serve as the sub-adviser to the New Fund and Catalyst Capital Advisors LLC (“Catalyst”) will serve as the investment adviser to the New Fund. Atlantic Shareholder Services, LLC is the transfer agent for the Existing Fund, and Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) provides administrative services. Gemini Fund Services, LLC is the transfer and fund accounting agent for the New Fund, and MFund Services LLC provides management and administration services. Foreside Funds Distributors LLC is the principal distributor of the Existing Fund. Northern Lights Distributors, LLC is the principal distributor of the New Fund.

As explained in greater detail below, the approval of this proposal will, in effect, ratify or approve action taken by the Board of MFST, on behalf of the New Fund to approve an investment advisory agreement with Catalyst and an investment sub-advisory agreement between Catalyst and Exceed. The sole initial shareholder of the New Fund will provide initial shareholder approval of these agreements.

This Proxy Statement contains information you should know before voting on the proposed Reorganization. Please read this Proxy Statement and keep it for future reference. If you need additional copies of this Proxy Statement, please contact the Existing Fund at 1-(844) 800-5092 or in writing at Exceed Funds, P.O. Box 588, Portland, Maine 04112.  Additional copies of this Proxy Statement will be delivered to you promptly upon request.  For a free copy of the Exceed Defined Shield Index Fund’s annual report for the fiscal year ended November 30, 2016, please contact the Existing Fund at 1-(844) 800-5092, at www. exceedinvestments.com, or in writing at, Exceed Funds, P.O. Box 588, Portland, Maine 04112.

This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Existing Fund should know before voting on the Reorganization and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the U.S. Securities and Exchange Commission (the "SEC"), are incorporated in whole or in part by reference. (That means that those documents are considered legally to be part of this Proxy Statement/Prospectus). A Prospectus (as supplemented from time to time) and Statement of Additional Information for the Existing Fund, dated April 1, 2017, indirectly relating to this Proxy Statement/Prospectus and including certain financial information about the Existing Fund, has been filed with the SEC and is incorporated in its entirety into this Proxy Statement/Prospectus. A copy of the Prospectus and Statement of Additional Information is available upon request and without charge by calling the Existing Fund toll-free at 1-(844) 800-5092. For a detailed discussion of the investment objectives, policies, risks and restrictions of the Existing Fund, see the Prospectus for the Fund dated April 1, 2017.

The Existing Fund’s Prospectus dated April 1, 2017 and Annual Report to Shareholders for the fiscal year ended November 30, 2016, containing audited financial statements, have been previously mailed to shareholders.  Copies of these documents are available upon request and without charge by writing to Forum Funds, through the Internet at www.exceedinvestments.com or by calling 1-(844) 800-5092.

This Proxy Statement will be mailed on or about August 11, 2017 to shareholders of record of the Existing Fund as of July 18, 2017 (the “Record Date”).

Copies of these materials and other information about the MFST, Forum Funds, the Existing Fund and the New Fund are available upon request and without charge by writing to the address below or by calling the telephone numbers listed as follows:

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For inquiries regarding the Existing Fund:	For inquiries regarding the New Fund or MFST:
Exceed Defined Shield Index Fund Three Canal Plaza, Suite 600 Portland, Maine 04101 1-(844) 800-5092 www.exceedinvestments.com	Catalyst/Exceed Defined Shield Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130 1-866-447-4228 www.catalystMF.com

THE U.S. SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement and in the materials expressly incorporated herein by reference and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund.

 MFST and Forum Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”) and file reports, proxy materials and other information with the SEC. Such reports, proxy materials and other information may be inspected and copied at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549 (information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090). Such materials are also available on the SEC’s EDGAR Database on its Internet site at www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail request addressed to publicinfo@sec.gov or by writing to the SEC’s Public Reference Room.

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 TABLE OF CONTENTS

SUMMARY	5
The Reorganization	5
Federal Tax Consequences	5
Investment Objectives and Principal Investment Strategies	6
Fees and Expenses	6
Portfolio Turnover	8
Reduction of Upfront Sales Charge on New Fund Class A Shares	8

SALES CHARGE WAIVERS & REDUCTION AVAILABLE THROUGH CERTAIN INTERMEDIARIES	10
BOARD CONSIDERATIONS	10

COMPARISON OF THE EXISTING FUND AND THE NEW FUND	12
Investment Objectives and Principal Investment Strategies	12
Comparison of Investment Objectives and Principal Investment Strategies	15
Fundamental Investment Policies	15
Risks of the Funds	19
Performance History	22
Management of the Funds	24
Portfolio Manager	25
Legal Proceedings	28
Purchase, Exchange, Redemption, Transfer and Valuation of Shares	28
Dividends, Distributions, and Taxes	29
Payments to Broker-Dealers and Other Financial Intermediaries	30

FINANCIAL HIGHLIGHTS	30

INFORMATION RELATING TO THE REORGANIZATION	31
Description of the Reorganization	30
Terms of the Reorganization	31
Federal Income Taxes	31
Expenses of the Reorganization	32
Continuation of Shareholder Accounts and Plans; Share Certificates	32

OTHER INFORMATION	32
Capitalization	32
The Proxy	33
Shareholder Information	33
Voting Securities and Voting	34
Shareholder Rights and Obligations	34
Shareholder Proposals	35

APPENDIX A: AGREEMENT AND PLAN OF REORGANIZATION

APPENDIX B: FINANCIAL HIGHLIGHTS

APPENDIX C: INTERMEDIARY SPECIFIC SALES CHARGE REDUCTIONS & WAIVERS

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SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Proxy Statement/Prospectus and is qualified in its entirety by references to the more complete information contained herein.  Shareholders should read the entire Combined Proxy Statement/Prospectus carefully.

Each of MFST and Forum Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Forum Funds is a Delaware business trust. MFST is an Ohio business trust. The Trust, organized under the laws of the state of Delaware, and MFST, organized under the laws of the state of Ohio, are open-end management investment companies registered with the SEC.  The Existing Fund is organized as separate series of the Trust.  The New Fund is organized as a separate series of MFST. The New Fund’s objective is capital appreciation. The Existing Fund seeks to track, before fees and expenses, the performance of the NASDAQ Exceed Defined Protection Index (EXPROT) ("EXPROT Index"). The Existing Fund has an 80% investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly, in the components of the EXPROT Index. The New Fund does not have an 80% investment policy but, under normal circumstances, expects to invest the majority of its assets in the components of the EXPROT Index. The strategies of the New Fund will otherwise be substantially similar to those of the Existing Fund, but there may be differences in the investment strategies employed by the Existing Fund and the New Fund to achieve this objective as a result of the implementation of a new adviser for the New Fund.

Exceed Advisory LLC (“Exceed”) is the investment adviser to the Existing Fund. Exceed believes the shareholders of the Existing Fund will benefit from the Reorganization where Exceed will serve as the sub-adviser to the New Fund and Catalyst Capital Advisors LLC (“Catalyst”) will serve as the investment adviser to the New Fund. Joseph Halpern of Exceed, serves as the Existing Fund’s Portfolio Manager, and is expected to continue to be responsible for the day-to-day management of the New Fund following the Reorganization as portfolio manager.

The Reorganization

Background. The Board of Forum Funds, including the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) (the “Independent Trustees”), on behalf of the Existing Fund, at the recommendation of Exceed, has approved the Agreement and Plan of Reorganization (the “Plan of Reorganization”), and concluded that the Reorganization would be in the best interests of the Existing Fund and its shareholders, and that the interests of existing shareholders in the Existing Fund will not be diluted as a result of the transaction contemplated by the Reorganization. Likewise, the Board of MFST, including all of the Independent Trustees, concluded that completion of the Reorganization is advisable and in the best interests of the shareholders of the Fund, and that the interests of the shareholders of the Fund will not be diluted as a result of the Reorganization.

The Proposed Reorganization. The Plan of Reorganization provides for:

•	the transfer of all of the assets of the Existing Fund to the New Fund in exchange solely for shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, known and unknown;
•	the distribution of such shares to the Existing Fund’s shareholders; and
•	the termination of the Existing Fund as a separate series of the Trust.

If the proposed Reorganization is completed, the New Fund will acquire all of the assets and assume all of the liabilities of the Existing Fund; and shareholders of the Existing Fund will receive shares of the New Fund with an aggregate NAV equal to the aggregate NAV of the Existing Fund shares that the shareholders owned immediately prior to the Reorganization.

Federal Tax Consequences

The Reorganization is intended to qualify for federal tax purposes as a tax-free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (“Code”). If the Reorganization so qualifies, shareholders of the Existing Fund will not recognize gain or loss in the transaction. Nevertheless, the sale of securities by the Existing Fund prior to its Reorganization, whether in the ordinary course of business or in anticipation of the

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Reorganization, could result in a taxable capital gains distribution prior to the Reorganization. There is not expected to be any portfolio repositioning in connection with the Reorganization.

Investment Objectives and Principal Investment Strategies

The New Fund’s investment objective is capital appreciation. The Existing Fund’s investment objective is to seek to track, before fees and expenses, the performance of the NASDAQ Exceed Defined Protection Index (EXPROT) ("EXPROT Index"). The Existing Fund has an 80% investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly, in the components of the EXPROT Index. The New Fund does not have an 80% policy but, under normal circumstances, expects to invest the majority of its assets in the components of the EXPROT Index. The strategies of the New Fund will otherwise be substantially similar to those of the Existing Fund, but there may be differences in the investment strategies employed by the Existing Fund and the New Fund to achieve this objective as a result of the implementation of a new adviser for the New Fund. For a comparison of each Fund's investment objective and principal investment strategies, see "Investment Objectives" below. For information on risks, see “Comparison of the Existing Fund and New Fund — Risks of the Funds”, below.

Fees and Expenses

As an investor, shareholders pay fees and expenses to buy and hold shares of the Fund.  Shareholders may pay shareholder fees directly when they buy or sell shares.  Shareholders pay annual fund operating expenses indirectly because they are deducted from Fund assets. The following tables allow you to compare the shareholder fees and annual fund operating expenses as a percentage of the aggregate daily net assets of each Fund that you may pay for buying and holding shares of the Fund. The Existing Fund’s expenses are based upon the most recent audited financial statements as of November 30, 2016.

Shareholder Fees (fees paid directly from your investment):

	Existing Fund Investor Shares	Existing Fund Institutional Shares	Pro Forma New Fund Class A shares	Pro Forma New Fund Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price)	None	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None	None	None
Redemption Fee (as a percentage of amount redeemed within 30 days of purchase, if applicable)	1.00%	1.00%	None	None

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Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Existing Fund Investor Shares	New Fund Class A shares
Management Fees	0.90%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Other expenses	1.89%	0.43%[4]
Total Annual Fund Operating Expenses	3.04%	1.93%% [4]
Fee Waiver and/or Expense Reimbursement[2,3]	(1.59)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.45%	1.45% [4]

	Existing Fund Institutional shares	New Fund Class I shares
Management Fees	0.90%	1.25%
Distribution and/or Service (12b-1) Fees	None	None
Other expenses	2.11%	0.43%[4]
Total Annual Fund Operating Expenses	3.01%	1.68% [4]
Fee Waiver and/or Expense Reimbursement [2,3]	(1.81)%	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.20%	1.20% [4]

1 Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

2 Exceed Advisory LLC has contractually agreed to waive its fee and/or reimburse Existing Fund expenses as necessary to ensure that the Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) of Investor Shares and Institutional Shares do not exceed 1.45% and 1.20%, respectively, through at least April 1, 2018 (the "Expense Cap"). The Advisor may be reimbursed by the Existing Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of a class to exceed the Expense Cap in place at the time the fees were waived. The Expense Cap may only be raised or eliminated with the consent of the Existing Fund’s Board. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

3 Catalyst has contractually agreed to waive fees and/or reimburse expenses of the New Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes and extraordinary expenses) at 1.45% and 1.20% for Class A shares and Class I shares, respectively, through March 31, 2019 for the New Fund. This agreement may only be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Advisor or upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the New Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

4 Because the New Fund has not yet commenced operations, some expenses, including other expenses and AFFE, are estimated. Accordingly, Total Annual Fund Operating Expenses are estimated.

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Examples

These Examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class A	1 year	3 years	5 years	10 years
Existing Fund (Investor)	$148	$790	$1,457	$3,243
New Fund	$814	$1,102	$1,515	$2,663

Class I	1 year	3 years	5 years	10 years
Existing Fund (Institutional)	$122	$760	$1,423	$3,199
New Fund	$122	$483	$867	$1,947

The Examples assume the Fund's operating expenses for the one-year period are calculated net of any fee waivers and/or expenses reimbursed, and the Fund's operating expenses for the three-year, five-year or ten-year periods, as applicable, do not reflect fee waivers and/or expenses reimbursed.

The Examples above should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Fund’s performance. During the most recent fiscal year, the Existing Fund’s portfolio turnover rate was 89% of the average value of its portfolio.

Reduction of Up-Front Sales Charge on New Fund Class A Shares

Shareholders of New Fund Class A Shares may qualify for sales charge discounts on purchases of Class A shares.

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Funds, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Funds’ Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If

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an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Funds to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a) Investor's current purchase of Class A shares in the Fund; and

(b) The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

Investments of $1 Million or More

For each Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The New Fund’s Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Funds make available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

Exchange Privilege

As described in the Funds’ Prospectus under “How To Redeem Shares—Exchange Privilege,” each Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the funds in the Trust, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of

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the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

SALES CHARGE WAIVERS AND REDUCTIONS AVAILABLE THROUGH CERTAIN FINANCIAL INTERMEDIARIES

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Intermediaries may impose different sales charges other than those listed below for Class A shares and may have different policies and procedures regarding the availability of sales load and waivers or reductions. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers”. Appendix A is incorporated by reference into (or legally considered part of) this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

BOARD CONSIDERATIONS

The Plan of Reorganization was presented to the Board, including a majority of the Independent Trustees, at a meeting held on March 23-24, 2017 and at a meeting held on May 18, 2017. At the meetings, a representative of Exceed provided, and the Board reviewed with the assistance of independent legal counsel, information about the Reorganization. In particular, the Board received a presentation from Joe Halpern, CEO of Exceed, outlining the terms of the Reorganization and providing information about Catalyst. In this regard, the Board reviewed responses provided by Exceed and Catalyst to a due diligence questionnaire, which had been circulated and received by the Board prior to the March meeting, containing information about the Reorganization, Catalyst, and the expenses of the New Fund (including pro forma expense information of the relevant New Fund share classes following the Reorganization), as well as information about the similarities and differences between the Existing Fund and the New Fund. In addition, at the May meeting, the Board reviewed the allegations made by plaintiffs in litigation recently instituted against Catalyst and another series of MFST, the same trust as proposed for the New Fund. In connection with this review, the Board received confirmation from MFST counsel that the assets and liabilities of the New Fund would be separate from, and unreachable by, any other series of MFST and therefore the litigation would not affect interests in the New Fund. Based upon the Board’s evaluation of this and other relevant information provided to it, and Exceed’s recommendation of the Reorganization, the Board determined that the Reorganization was in the best interests of the Existing Fund and its shareholders and that interests in the Existing Fund would not be diluted as a result of the Reorganization.

The Board considered the potential benefits, risks and costs of the Reorganization to shareholders of the Existing Fund. In this regard, in approving the Reorganization at the recommendation of Exceed, the Board considered the following factors, among others:

Similar Investment Objectives and Strategies. The Board noted that the New Fund is expected to have a similar investment objective and similar principal investment strategies to those of the Existing Fund. The New Fund’s investment objective is capital appreciation. The Existing Fund’s investment objective is to seek to track, before fees and expenses, the performance of the NASDAQ Exceed Defined Protection Index (EXPROT) ("EXPROT Index"). The Existing Fund has an 80% investment policy to invest at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly, in the components of the EXPROT Index. The New Fund does not have an 80% policy but, under normal circumstances, expects to invest the majority of its assets in the components of the EXPROT Index. Under normal circumstances, the Existing Fund may invest up to 20% of its assets in instruments not in the EXPROT Index, including ETFs that provide exposure to fixed-income securities that are not in the EXPROT Index. The New Fund may also invest in investments not in the EXPROT Index, but such investments are not limited to 20% of the New Fund’s assets. The Existing Fund is advised by Exceed and has been sub-advised by a third-party sub-adviser. The New Fund will be advised by Catalyst and sub-advised by Exceed, with the Existing Fund portfolio manager serving as a co-portfolio manager of the New Fund.

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No Change in Net Expenses and Commitment to Provide Fee Waivers; Potential Greater Prospects for Asset Growth Over Time. Catalyst has committed to limiting the New Fund’s annual fund operating expenses after fee waivers and expense reimbursements (net expenses) through a contractual expense limitation agreement (“ELA”), to be effective during at least the first year of operations of the New Fund, to 1.20% and 1.45%, for Class I shares and Class A shares respectively, which is the same net expense ratio of the corresponding classes of the Existing Fund. Thus, after the Reorganization, the net expense ratio paid by New Fund shareholders will be the same as the net expense ratio paid by Existing Fund shareholders.

Further, each share class of the Existing Fund being reorganized into a share class of the New Fund is expected to pay the same level of distribution fees after the Reorganization as the class paid prior to the Reorganization. More specifically, like the Existing Fund’s Investor Class shares, the New Fund’s Class A shares (into which Investor Class shareholders will be reorganized), have paid and will continue to pay 0.25% of average daily net assets for Distribution and/or Service (12b-1) Fees. Similarly, like the Existing Fund’s Institutional Class shares, the New Fund’s Class I shares (into which Investor Class shareholders will be reorganized) do not and will not pay any such Distribution and/or Service (12b-1) Fees. Further, although the New Fund will impose a sales load on Class A shares (into which Investor Class shareholders will be reorganized), Catalyst and Exceed represented that the Existing Fund’s Investor Class shareholders will be exempted from paying the sales load in connection with the Reorganization and all future purchases of the New Fund’s Class A shares.

The Board considered that the management fee to be paid to Catalyst by the New Fund will be equal to 1.25% of the New Fund's average daily net assets, which is higher than the 0.90% of average daily net assets currently paid by the Existing Fund to Exceed as a management fee. The Board noted, however, that after the Reorganization, based on estimates provided by Catalyst and Exceed, the New Fund’s total annual fund operating expenses, including the management fee, (gross expenses) are expected to be lower than the gross expenses of the Existing Fund as a result of an anticipated reduction in Other Expenses. Based on those estimates, the Board noted also that, following the expiration of any applicable ELA, any resulting increase in the total annual fund operating expenses of the New Fund are expected to be lower than the total annual fund operating expenses of the Existing Fund.

Tax-Free Reorganization. The Board considered that the Reorganization is anticipated to be treated as a tax-free reorganization for federal income tax purposes and that Existing Fund shareholders would have the benefit of a legal opinion addressed to the Existing Fund and the New Fund to this effect. Under such circumstances, the Reorganization would be conducted in a manner that does not impose adverse tax consequences on Existing Fund shareholders.

Costs of the Transaction. The Board also considered that, pursuant to the Plan of Reorganization, Catalyst and Exceed, and not the Existing Fund or its shareholders, will bear all expenses in connection with the Reorganization.

The Terms and Conditions of the Reorganization. The Board considered the terms and conditions of the Plan of Reorganization. In particular, the Board noted that the transfer of the Existing Fund’s assets to the New Fund would be in exchange for Class A and Class I shares of the New Fund and the New Fund’s assumption of all liabilities, known and unknown, of the Existing Fund. In addition, the Board noted that Catalyst confirmed that, based on its analysis of valuation policies for the Existing Fund, the valuation policies of the Existing Fund and the New Fund are substantially the same in all material respects. Accordingly, the Existing Fund’s assets would be valued the same immediately following the Reorganization as they were immediately before the Reorganization, and no shareholder dilution would occur as a result of the Reorganization.

Alternatives to Reorganization. In determining to approve the Plan of Reorganization, the Board considered the alternatives to Reorganization. In particular, the Board considered Exceed’s representation that liquidation was the only practical alternative to the Reorganization given the Existing Fund’s current size and growth trend. In this regard, the Board considered the tax consequences of liquidation for Existing Fund shareholders as compared to Reorganization. Specifically, the Board considered that liquidation of the Existing Fund would result in an immediate taxable event to shareholders, while the Reorganization was expected to be treated as a tax-free event, which would allow shareholders who wish to remain invested in the strategy do so. The Board observed that other investors, who are less concerned about a taxable event, could still exit the Fund by simply redeeming their investment.

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In considering the Reorganization and approving the Plan of Reorganization at the recommendation of Exceed, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration. Based on such review, including an evaluation of the information presented to them, the Board (on behalf of the Existing Fund), including all of the Independent Trustees, considering its fiduciary duties and in the exercise of its business judgment, concluded that (i) based on Exceed’s recommendation, the Reorganization would be in the best interests of the Existing Fund and its shareholders, and (ii) based on Exceed’s assurances, the interests of existing shareholders in the Existing Fund would not be diluted as a result of the Reorganization. Accordingly, at the recommendation of Exceed, and subject to certain conditions which have subsequently been satisfied, the Board approved the Reorganization.

 COMPARISON OF THE EXISTING FUND AND THE NEW FUND

Investment Objectives and Principal Investment Strategies

This section will help you compare the investment objectives and principal investment strategies of the Existing Fund with those of the New Fund. This section also describes the key differences, if any, between the Funds. Please be aware that this is only a brief discussion. More complete information may be found in each Fund's prospectus.

The strategies of both the Existing Fund and the New Fund are described below. The chart below summarizes the differences between the Funds. The actual strategy of each of the Funds are substantially similar, but for the omission of the 80% policy and limit on investment in non-index securities for the New Fund. The strategy disclosures have been revised for the New Fund to include more detailed disclosure on how securities are selected but, other than as previously disclosed, there is no difference in the actual strategy of the Funds.

	Existing Fund	New Fund
Advisory Structure	Advisor: Exceed Sub-Advisor: none	Advisor: Catalyst Sub-Advisor: Exceed
Objective	The Existing Fund seeks to track, before fees and expenses, the performance of the EXPROT Index.	The New Fund’s objective is capital appreciation. The New Fund’s objective may be changed by the New Fund’s Board of Trustees upon 60 days’ written notice to shareholders.
80% Policy	The Existing Fund will invest at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly, in the components of the EXPROT Index.	The New Fund does not have an 80% policy but, under normal circumstances, expects to invest a majority of its assets in the components of the EXPROT Index.
Active or Passive Management	Passive – In seeking to track the EXPROT Index, the Fund seeks to provide an investment vehicle with a risk/reward profile in which the risks of an investment are, in the Advisor's opinion, somewhat limited, as are the	Same.
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potential rewards.
Investment in Non-Index Securities	The Existing Fund may invest up to 20% of its assets in instruments not included in the EXPROT Index.	The New Fund may invest a portion of its assets in instruments not included in the EXPROT Index, but is not limited to 20% of its assets.
Diversification Policy	The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.	Same.

The following strategies are those of the Existing Fund.

Under normal circumstances, the Fund invests at least 80% of its net assets (plus borrowings for investment purposes), directly or indirectly, in the components of the EXPROT Index. The EXPROT Index is designed to provide investment returns that are correlated with, but less volatile than, those of the S&P 500 Index ("S&P 500") and to allow an investment tracking the EXPROT Index to mitigate losses when the S&P 500 declines in exchange for accepting a limit on gains when the S&P 500 increases. In seeking to track the EXPROT Index, the Fund seeks to provide an investment vehicle with a risk/reward profile in which the risks of an investment are, in the Advisor's opinion, somewhat limited, as are the potential rewards.

The EXPROT Index is comprised of short-term investment grade fixed-income securities and exchange-traded put and call options on exchange-traded funds (“ETFs”) that track the S&P 500 (“SPDRs”). The fixed-income securities in the EXPROT Index are investment grade corporate bonds, U.S. Treasuries and other U.S. Government securities. The put options in the EXPROT Index seek to guard an investment tracking the EXPROT Index against a decline in the S&P 500 of more than approximately 12.5% on an annualized basis. The put options do not guard against declines between 0% and 12.5% and investors will bear all such losses. Further, while the EXPROT Index seeks to limit losses to 12.5% on an annualized basis, there is no guarantee that it will do so. The call options in the EXPROT Index seek to allow an investment tracking the EXPROT Index to participate on gains in the S&P 500 up to a cap of approximately 15% on an annualized basis. Thus, the maximum return on an investment in the Funds is approximately 15% on an annualized basis, even if S&P 500 gains exceed that amount. The level of the cap will be affected by the timing of options purchases, sales or expirations, volatility and interest rates, among other factors.

The Fund’s strategy may result in investments in certain “derivative” instruments. A derivative is a security with a price that is dependent upon or derived from one or more underlying assets and its value is determined by fluctuations in the underlying asset.

Fixed-Income Securities. The Fund will either invest indirectly in the fixed-income securities in the EXPROT Index by investing in ETFs that invest in such securities or employ a representative sampling strategy to invest directly in a subset of such securities, which in the aggregate exhibits the same yield, duration, and other characteristics of the fixed-income securities in the EXPROT Index as a whole. To the extent that the Fund invests in ETFs, it may invest in excess of 20% of its assets in ETFs that provide exposure to certain investment-grade fixed income securities in the EXPROT Index.

Call Options. Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, buyers call away securities at the strike price if their market price is greater than the strike price. The Fund purchases and sells call options on SPDRs. The Fund’s

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purchases and sales of call options result in “call spreads,” which are designed to allow the Fund to participate in increases in the S&P 500 up to approximately 15% during the terms of the call spreads.

Put Options. Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, buyers put securities to options sellers at the strike price when their market price falls below the strike price. The Fund purchases and sells put options on SPDRs. The Fund’s purchases and sales of put options result in “put spreads,” which are designed to allow the Fund to mitigate losses when the S&P 500 declines by more than 12.5% during the terms of the put spreads. The put spreads do not guard the Fund against S&P 500 losses of less than 12.5%, and only guard against losses during the terms of the put spreads. All other losses will be borne by the Fund and shareholders.

Under normal circumstances, the Fund may invest up to 20% of its assets in instruments not in the EXPROT Index, including ETFs that provide exposure to fixed-income securities that are not in the EXPROT Index. The Fund is non-diversified.

The following strategies are those of the New Fund.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, in the components of the NASDAQ Exceed Defined Protection Index (“EXPROT Index”). The EXPROT Index is designed to provide investment returns that are correlated with, but less volatile than, those of the S&P 500 Index (“S&P 500”) and to allow an investment tracking the EXPROT Index to mitigate losses when the S&P 500 declines in exchange for accepting a limit on gains when the S&P 500 increases. In seeking to track the EXPROT Index, the Fund seeks to provide an investment vehicle with a risk/reward profile in which the risks of an investment are, in the Advisor's opinion, somewhat limited, as are the potential rewards.

Exceed Indexes, LLC (a wholly owned subsidiary of Exceed Investments, LLC) is the index provider for the EXPROT Index. A portfolio manager of the Fund is also an owner and the Chief Executive Officer of Exceed Investments, LLC. The EXPROT Index has a fixed income component and equity component. The EXPROT Index is generally weighted about 90% fixed income and 10% equity.

The fixed income component consists of domestic short to medium term (3 years or less), investment grade, fixed coupon, senior or subordinated corporate bonds with a typical maturity of 3 years or less and a par value of at least $250 million that are registered securities or restricted securities sold pursuant to Rule 144A of the Securities Act of 1933 with registration rights. The fixed income component is reconstituted and rebalanced on a monthly basis. There will typically be approximately 750 – 1250 fixed income securities in the EXPROT Index. The fixed income securities are market value weighted within the portion of the EXPROT Index allocated to the fixed income component.

The equity component consists of listed equity options. The equity component is reconstituted upon the expiration of the options included in the EXPROT Index as of its last reconstitution. This reconstitution occurs approximately quarterly. There will typically be approximately 15 – 75 equity options in the EXPROT Index. Options selected for the equity component generally have a duration of approximately one year. The call options are selected to target participation in the S&P 500 if the S&P 500 increases up to a maximum cap by selecting a long call whose strike price equals the current value of the S&P 500 and a short call whose strike price is above the current value of the S&P 500. If a single call option does not have a strike price of the needed value, the call with a strike price immediately above and the call with a strike price immediately below is used as a substitute. In this way, the fund seeks to participate with the market up to the maximum cap. The put options are selected to target participation in the S&P 500 if the S&P 500 decreases down to a maximum floor of 12.5% by selecting a short put whose strike price equals the current value of the S&P 500 and a long put whose strike price is below the current value of the S&P 500. If a single put option does not have a strike price of the needed value, the put with a strike price immediately above and the put with a strike price immediately below is used as a substitute. In this way, the fund seeks to participate with the market down to the maximum floor. Both the call and put option weighting will be calculated by dividing the value of the expiring options included in the EXPROT Index as of the last reconstitution by the value of the S&P 500 as of the same date.

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The objective of the call options is to provide market participation up to the maximum cap while the objective of the put options is to provide a floor to negative performance and thereby limit exposure in a materially bearish environment.

Fixed-Income Securities. The Fund will either invest indirectly in the fixed-income securities in the EXPROT Index by investing in ETFs that invest in such securities or employ a representative sampling strategy to invest directly in a subset of such securities, which in the aggregate exhibits the same yield, duration, and other characteristics of the fixed-income securities in the EXPROT Index as a whole. To the extent that the Fund invests in ETFs, it may invest in excess of 20% of its assets in ETFs that provide exposure to certain investment-grade fixed income securities in the EXPROT Index.

Call Options. Call options allow the purchaser, for a premium, to “call” away a security from the seller of the option at a particular price, called the “strike price.” Normally, buyers call away securities at the strike price if their market price is greater than the strike price. The Fund purchases and sells call options on SPDRs. The Fund’s purchases and sales of call options result in “call spreads,” which are designed to allow the Fund to participate in increases in the S&P 500 up to approximately 15% during the terms of the call spreads.

Put Options. Put options allow the purchaser, for a premium, to “put” a security to the seller of the option at a strike price. Normally, buyers put securities to options sellers at the strike price when their market price falls below the strike price. The Fund purchases and sells put options on SPDRs. The Fund’s purchases and sales of put options result in “put spreads,” which are designed to allow the Fund to mitigate losses when the S&P 500 declines by more than 12.5% during the terms of the put spreads. The put spreads do not guard the Fund against S&P 500 losses of less than 12.5%, and only guard against losses during the terms of the put spreads. All other losses will be borne by the Fund and shareholders.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer.

  Comparison of Investment Objectives and Principal Investment Strategies

The Funds’ investment objectives are different but their principal investment strategies are substantially similar. Further, the Existing Fund is advised by Exceed. The New Fund will be sub-advised by Exceed. Other than the investment advisory structure, there is no difference in the strategy of the Funds.

Fundamental Investment Policies

Each Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

The Existing Fund and the New Fund have adopted the following fundamental investment limitations:

1.	Borrowing Money

Existing Fund: The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

New Fund: The Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Comparison: The limitations of the Existing Fund and the New Fund are substantially the same. Although the Funds provide varying additional detail, neither Fund may borrow money, except as otherwise permitted by the 1940 Act or other applicable law.

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2.	Senior Securities

Existing Fund: The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

New Fund: The Fund may not issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

Comparison: The limitations of the Existing Fund and the New Fund are substantially the same. Although the New Fund provides additional detail, neither Fund may issue senior securities, except as otherwise permitted by the 1940 Act or other applicable law.

3.	Underwriting Securities

Existing Fund: The Fund may not engage in the business of underwriting securities except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

New Fund: The Fund may not engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities.

Comparison: Although the limitations of the Existing Fund and the New Fund are substantially similar, the New Fund’s limitation is potentially more restrictive than the Existing Fund. Both Funds generally prohibit the Fund engaging in the business of underwriting except in connection with the disposition of portfolio securities. The Existing Fund, however, allows the Fund to engage in such activities in connection with investments in other investment companies and to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and applicable exemptive relief.

4.	Real Estate

Existing Fund: The Fund may not purchase or sell real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

New Fund: The Fund may not purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

Comparison: The limitations of the Existing Fund and the New Fund are similar. Both Funds prohibit direct investment in real estate. The New Fund provides for certain permissive circumstances in which the limitation does not apply including investment in securities of issuers secured by or that represent an interest in real estate as a result of such Fund's ownership of real estate investment trusts, securities secured by real estate or interests thereon or securities of companies engaged in the real estate business. In addition, the New Fund may purchase marketable securities issued by companies that own or invest in real estate (including REITs), commodities, or commodities contracts or enter into financial futures contracts and options thereon. The Existing Fund permits such investments to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief. Although none of the permissive circumstances in which the limitation does not apply with respect to the New Fund are otherwise prohibited by the 1940 Act, the New Fund’s limitation is potentially less restrictive than the Existing Fund.

5.	Commodities

Existing Fund: The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or

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futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in commodities business or have a significant portion of their assets in commodities.

New Fund: The Fund may not purchase or sell physical commodities or forward contracts relating to physical commodities.

Comparison: Although the limitations of the Existing Fund and the New Fund are similar, the New Fund’s limitation is potentially more restrictive than the Existing Fund. Both Funds generally prohibit the Fund from purchasing or selling commodities. The Existing Fund, however, allows the Fund to engage in such activities in connection with investments in other investment companies and to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and applicable exemptive relief.

6.	Loans

Existing Fund: The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

New Fund: The Fund may not make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans.

Comparison. The limitations of the Existing Fund and the New Fund are substantially similar. Both Funds generally prohibit making loans. Although the New Fund provides additional detail, both Funds are subject to the 1940 Act and neither Fund may issue senior securities, except as otherwise permitted by the 1940 Act or other applicable law.

7.	Concentration

Existing Fund: The Fund will not concentrate in a particular industry, except to the extent that an index the Fund seeks to track is concentrated. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

New Fund: The Fund may not invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund will concentrate to approximately the same extent that the NASDAQ Exceed Defined Protection Index does. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

Comparison: The limitations of the Existing Fund and the New Fund are identical. The New Fund includes “group of industries” in its limitation but such language tracks that of Section 8(b)(1)(E) of the 1940 Act to which the Existing Fund is also subject. The New Fund also specifies that the Fund may not invest “25% or more” whereas the Existing Fund does not specify such a limit. A fund is deemed to be concentrated if it invests 25% or more of its assets in the securities one industry. See, e.g., Investment Company Act Rel. No. 9011 (Oct. 30, 1975). Additionally, each Fund may concentrate to the extent the index it seeks to track is concentrated. Accordingly, the limitations of the Funds do not differ in any material way.

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The New Fund has adopted the following investment policies which are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund. The Existing Fund does not have any non-fundamental investment policies.

1.	Illiquid Securities

New Fund: The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid.

Comparison: The Existing Fund does not have a corresponding policy. However, the Existing Fund is still subject to the 1940 Act and rules promulgated thereunder including those related to mutual fund investment in illiquid securities.

2.	Margin Purchases

New Fund: The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques.

Comparison: The Existing Fund does not have a corresponding fundamental policy, nor does it have a substantially similar non-fundamental policy related to margin purchases. The Existing Fund is, however, still subject to the 1940 Act and rules promulgated thereunder including those related to limitations on borrowing.

3.	Mortgaging, Pledging or Hypothecating Securities.

New Fund: The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The fund will not mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

Comparison: The limitations of the Existing Fund and the New Fund are substantially similar. While the Existing Fund does not have a non-fundamental policy on mortgaging, pledging or hypothecating securities, the Existing Fund does have fundamental and non-fundamental policies with respect to borrowing and lending, which, taken together, have a substantially similar effect as the New Fund's non-fundamental policy with respect to mortgaging, pledging or hypothecating securities.

4.	Purchases When Borrowings are in Excess of 1/3 Assets

New Fund: The Fund will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

Comparison: The limitations of the Existing Fund and the New Fund are substantially similar. While the Existing Fund does not have a non-fundamental policy on purchasing when borrowings are in excess of 1/3 of the Fund’s total assets, the Existing Fund does have a fundamental policy with respect to borrowing which has the same effect as the New Fund's non-fundamental policy with respect to purchases when borrowings exceed 1/3 of total assets. Additionally, the Existing Fund provides that the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of the Fund's total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that

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such asset coverage falls below this percentage, a Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Asset coverage means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.

Risks of the Funds

The Existing Fund and the New Fund are subject to substantially the same risks. The primary risks of an investment in each Fund are shown on the tables below. An explanation of each of the risks is provided following the table.

Type of Risk	Existing Fund	New Fund
Counterparty Risk	The Fund may enter into financial instruments or transactions with a counterparty. A counterparty may become bankrupt or otherwise fail to perform its obligations due to financial difficulties, jeopardizing the value of the Fund’s investment.	Counterparty risk is the risk that a counterparty to a financial instrument held by the Fund or by a special purpose or structured vehicle invested in by the Fund may become insolvent or otherwise fail to perform its obligations, and the Fund may obtain no or limited recovery of its investment, and any recovery may be significantly delayed.
Derivative Instruments Risk	A small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated or if the Fund is unable to liquidate a position because of an illiquid secondary market.	The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities.
Equity Risk	The EXPROT Index provides exposure to equity securities. Equity securities may decline in value because of declines in the price of a particular holding or the broad stock market. Such declines may relate directly to the issuer of a security or broader economic or market events, including changes in interest rates.	Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.
Exchange-Traded	The risks of investment in these securities typically reflect the risks of types of	Other investment companies including ETFs (“Underlying Funds”) in which the Fund invests
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Funds Risk	instruments in which the ETFs invest. By investing in an ETF, the Fund becomes a shareholder of that ETF and bears its proportionate share of the fees and expenses of the ETF. In addition, an ETF’s shares may trade above or below its NAV.	are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.
Fixed-Income Securities Risk

The Fund may invest in fixed-income (debt) securities, which are generally subject to the following risks:

Credit Risk. The financial condition of an issuer of a fixed-income security may cause the issuer to default. A decline in an issuer's credit rating may cause a decrease in the value of the security and an increase in investment risk and price volatility.

Interest Rate Risk. An increase in interest rates typically causes a decrease in the value of fixed-income securities in which the Fund may invest. Given that interest rates are near historic lows, risks associated with rising rates are heightened. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, generally making them more volatile than fixed-income securities with shorter durations.

When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.
High Portfolio Turnover Risk	The Fund’s strategy may result in high portfolio turnover rates, which may increase the Fund’s brokerage commission costs and negatively impact the Fund’s performance. Such portfolio turnover also may generate net short-term capital gains.	The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund's performance and may produce increased taxable distributions.
Indexed Securities & Derivatives Risk	If a security or derivative is linked to the performance of an index, it may be subject to the risks associated with changes in that index.	If the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index.
Liquidity Risk	The Fund may not be able to dispose of restricted, thinly traded and/or illiquid instruments promptly or at reasonable prices. This may result in a loss to the Fund.	Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.
Leverage Risk	Exposure to certain securities in excess of 100% will make the Fund more sensitive to fluctuations in value.	Using leverage can magnify the Fund’s potential for gain or loss and; therefore, amplify the effects of market volatility on the Fund’s share
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price.
Market (Events) Risk	Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on the Fund.	Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.
Management Risk	This is not a risk in the Existing Fund’s prospectus.	The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests or sells short may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.
Non-Diversification Risk	The Fund is non-diversified, which means that there is no restriction on how much the Fund may invest in the securities of an obligor under the Investment Company Act of 1940, as amended (“1940 Act”). Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.	Because a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.
Options Risk	The price of an option, which is a function of interest rates, volatility, dividends, the exercise price, S&P 500 changes, and other market factors, may change rapidly over time. Options may expire unexercised, causing the Fund to lose the premium paid for the options. The Fund could experience a loss if securities underlying the options do not perform as anticipated. There may be an imperfect correlation between the prices of options and movements in the price of the securities, stock indexes or ETFs on which the options are based.	There are risks associated with the sale and purchase of call and put options. As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. As the buyer of a put or call option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. As a seller (writer) of a put option, the Fund will lose money if the value of the security falls below the strike price.
Passive Management Risk	The Fund is not “actively” managed. Therefore, it would not necessarily sell a security because the security’s issuer was in financial trouble or defaulted, or whose credit rating was downgraded, unless that security is removed from the EXPROT Index. In addition, the Fund will not	The Fund is not actively managed and the Advisor will not sell shares of an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a rebalancing of the Index as addressed in
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	otherwise take defensive positions in declining markets unless such positions are reflected in the EXPROT Index. There is no guarantee that the EXPROT Index will meet the purpose for which it was designed.	the Index methodology.
Sampling Risk	This is not a risk specifically articulated in the Existing Fund’s prospectus.	The Fund’s use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the EXPROT Index. As a result, an adverse development with an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the EXPROT Index. To the extent the assets in the Fund are smaller, these risks will be greater.
Tracking Error Risk	The Fund’s return may not match or achieve a high degree of correlation with the return of the EXPROT Index due to, among other things, fees and expenses paid by the Fund that are not reflected in the EXPROT Index.	Tracking error is the divergence of the Fund’s performance from that of the Index. Tracking error may occur because of imperfect correlation between the Fund’s holdings of portfolio securities and those in the Index, pricing differences, the Fund’s holding of cash, differences on timing of the accrual of dividends, changes to the Index or the need to meet various regulatory requirements. This risk may be heightened during times of increased market volatility or other unusual market conditions. Tracking error also may result because the Fund incurs fees and expenses, while the Index does not.
U.S. Treasury and Agency Securities Risk

The Fund’s investments in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

Comparison of Risks. The Existing Fund and the New Fund are subject to substantially the same risks. Each of the risks of the New Fund are risks of the Existing Fund. Although “Management Risk” is not specifically articulated as a risk of the Existing Fund, the risk it describes is that inherent in the investment of any mutual fund. In addition, the “Sampling Risk” noted in the New Fund prospectus is as a risk related to the Fund’s passive index management tracking strategy. Accordingly, though not specifically articulated in its prospectus, “Sampling Risk” may equally apply to the Existing Fund.

Performance History

The accompanying bar chart and table provide some indication of the risks of investing in the Funds. They show changes in each Fund’s performance for each year since inception and each Fund’s average annual returns for the last one year, five years and since inception compared to those of a broad-based securities market index. The

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Existing Fund’s past performance does not necessarily indicate how it will perform in the future. To obtain performance information for the Existing Fund up to the most recent month end, call toll free 1-(844) 800-5092.

Existing Fund

The bar chart and accompanying table shown below provide an indication of the risks of investing in the Exceed Defined Shield Index Fund by showing the total return of its Investor Class shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Institutional Class shares would have similar annual returns to Investor Class A shares because the classes are invested in the same portfolio of securities, the returns for Institutional Class shares would be different from Investor class because they have different expenses. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Exceed Defined Shield Index Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future.

Annual Total Returns

During the period shown, the highest return for a quarter was 2.65% for the quarter ended September 30, 2016, and the lowest return was -0.51% for the quarter ended March 31, 2016.

Average Annual Total Returns
(For the periods ended December 31, 2016)

	1 Year	Since Inception 04/14/15
Investor Shares - Return Before Taxes	5.86%	1.69%
Institutional Shares - Return Before Taxes	6.07%	1.99%
Institutional Shares - Return After Taxes on Distributions	5.71%	1.75%
Institutional Shares - Return After Taxes on Distributions and Sale of Fund Shares	3.43%	1.41%
HFRX Equity Hedge Index (reflects no deduction for fees, expenses or taxes)	0.10%	-3.52%
NASDAQ Exceed Structured Protection Index (reflects no deduction for fees, expenses or taxes)	7.90%	3.87%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one class; after-tax returns for the other class will vary.

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HFRX Equity Hedge Index is part of a series of benchmarks of hedge fund industry performance which are engineered to achieve representative performance of a larger universe of hedge fund strategies. Hedge Fund Research, Inc. employs the HFRX Methodology, a proprietary and highly quantitative process by which hedge funds are selected as constituents for the HFRX Indices. The index includes the reinvestment of dividends and does not reflect deduction of expenses.

NASDAQ Exceed Defined Protection Index is a large-cap based index targeting a high degree of principal protection by tracking a basket of four rolling investment portfolios, each of which targets defined exposure to investment grade fixed-income holdings and options in the S&P 500, and is intended to provide protection from market downturns in exchange for reduced upside participation in market gains.

New Fund

Since the New Fund has not yet commenced operations, no past performance information is presented. However, if approved by shareholders, the New Fund will acquire all of the assets and assume all of the liabilities, known and unknown, of the Existing Fund. In addition, the New Fund will assume the performance history of the Existing Fund.

Description of Benchmark Indexes Used by the New Fund.

The S&P 500 Total Return Index by Standard & Poor’s Corp. is a capitalization-weighted index comprising 500 issues listed on various exchanges, representing the performance of the stock market generally. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and individuals cannot invest directly in any index, although individuals may invest in exchange-traded funds or other investment vehicles that attempt to track the performance of an index.

Management of the Funds

Advisor and Sub-Advisor

Existing Fund Advisor

Exceed Advisory LLC, a Delaware limited liability company located at 28 West 44 Street, 16th Floor, New York, NY 10036, is the advisor to the Existing Fund. The Advisor is registered as an investment adviser under the Investment Advisers Act of 1940. As of February 28, 2017, the Advisor had approximately $25 million of assets under management.

Subject to the general oversight of the Board, the Advisor is directly responsible for making the investment decisions for the Fund. The Advisor is responsible for the day-to-day management of the Fund and retains overall supervisory responsibility of the general management and investment of the Fund’s assets.

The Advisor receives an advisory fee at an annual rate equal to 0.90% of the Fund’s average annual daily net assets and pays any subadvisory fees out of the fees it receives pursuant to the Investment Advisory Agreement. The Advisor has contractually agreed to waive its fee and/or reimburse Fund expenses as necessary to ensure that Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses and extraordinary expenses) of each Fund's Investor Shares and Institutional Shares do not exceed 1.45% and 1.20%, respectively, through April 1, 2018 (“Expense Cap”). The Expense Cap may only be raised or eliminated with the consent of the Board. The Advisor may be reimbursed by the Fund for fees waived and expenses reimbursed by the Advisor pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expense of each Fund to exceed the Expense Cap in place at the time the fees were waived. Total Annual Fund Operating Expenses will increase if exclusions from the Expense Cap apply. For the fiscal year ended November 30, 2016, the Advisor waived its entire advisory fee for the Fund.

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A discussion summarizing the basis on which the Board approved the Investment Advisory Agreement with the Advisor is available in the Fund’s annual report for the period ending November 30, 2016.

New Fund Advisor

Catalyst, a New York limited liability company located at 36 North New York Avenue, Huntington, NY serves as Advisor to the New Fund. The Advisor was formed on January 24, 2006. Management of registered investment companies is currently its primary business. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisors of other funds in the same group of investment companies also known as a “fund complex”. Information regarding the funds in the Fund Complex can be found at Information regarding the funds in the Fund Complex can be found at http://intelligentalts.com. Under the terms of the management agreement, Catalyst is responsible for formulating the Funds’ investment policies, making ongoing investment decisions and engaging in portfolio transactions.

MSFT and Catalyst have received an exemptive order (the "Order") from the SEC that would permit Catalyst, with the MSFT Trust's Board of Trustees' approval, to enter into sub-advisory agreements with one or more sub-advisers without obtaining shareholder approval.  The Order permits Catalyst, subject to the approval of the MFST Board of Trustees, to replace sub-advisers or amend sub-advisory agreements, including fees, without shareholder approval whenever Catalyst and the MFST Trustees believe such action will benefit the New Fund and its shareholders.

Subject to the authority of the Board of Trustees, the Advisor is responsible for management of the New Fund’s investment portfolio. The Advisor is responsible for selecting each Fund's investments according to the Fund's investment objective, policies and restrictions, and for the oversight of sub-advisors. The Advisor will manage the New Fund’s portfolio with a sub-advisor. As of March 31, 2017, the Advisor had approximately $5.6 billion in assets under management. Pursuant to an advisory agreement between MFST and Catalyst, Catalyst is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the New Fund’s average daily net assets.

The Advisor has contractually agreed to waive fees and/or reimburse expenses of the New Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes and extraordinary expenses) at 1.45% and 1.20% for Class A shares and Class I shares, respectively, through October 31, 2018. This agreement may only be terminated by the Board on 60 days’ written notice to the Advisor or upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in place at the time of waiver/reimbursement and the expense limitation in place at the time of recapture.

New Fund Sub-Advisor

See information regarding Exceed above.

Portfolio Manager

Existing Fund: Joseph Halpern of Exceed.

Joseph Halpern – Portfolio Manager of Exceed

Mr. Halpern is a founding partner Exceed Investments, LLC since 2013, and has managed the Existing Fund since inception. From 2010 to founding Exceed Investments, LLC in 2013, Mr. Halpern was a director at Lamco, the asset management division of Lehman Brothers Holdings Inc. where he managed the exotic derivatives commodities book, was chief negotiator on a number of global bank settlements and was a lead member of a task force on structured products. From 2007 to 2010, Mr. Halpern was Director on the Equity Derivatives Trading desk of ING Financial Markets, a global financial institution. Prior to joining ING, Mr. Halpern was SVP of Strategy and Risk for Kellogg Capital Group’s derivatives division. From 2002 to 2006, Mr. Halpern was a partner at Halpern Capital, a boutique investment bank focusing on investment banking and trading services in addition to providing

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independent research to institutional clients. From 1996 to 2002, Mr. Halpern was at Letco Specialists, since acquired by TD Securities, where he began his career as a derivatives trader and became the youngest partner. Mr. Halpern has a BS from New York University, Stern School of Business.

New Fund: Joseph Halpern of Exceed.

Comparison: Mr. Halpern will continue to be responsible for the day-to-day management of the Fund.

Joseph Halpern – Portfolio Manager of Exceed

See biographical information above.

Management of Other Accounts

The following table provides information regarding other accounts managed by the portfolio manager as of November 30, 2016:

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph Halpern	2 $24 million	None	None	None	None	None

Conflicts of Interest. Actual or apparent conflicts of interest may arise when the portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with the following conflicts:

•       The management of multiple client accounts may result in the portfolio manager devoting unequal time and attention to the management of each Fund. Exceed may seek to manage such competing interests for the time and attention of the portfolio manager by having the portfolio manager focus on a particular investment discipline.

•       If the portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, the Funds may be unable to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Exceed has adopted procedures for allocating portfolio transactions across multiple accounts.

•       With respect to securities transactions for the Fund, Exceed determines which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds and other accounts managed for organizations and individuals), Exceed may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Exceed may place separate, non-simultaneous transactions for the Fund and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other account.

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•       Finally, the appearance of a conflict of interest may arise if Exceed has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.

Exceed has adopted certain compliance procedures, which are designed to address these types of conflicts. Exceed has developed and implemented policies and procedures designed to ensure that all clients are treated equitably. In addition, compliance oversight and monitoring ensures adherence to policies designed to avoid conflicts. Exceed’s policies and procedures address trade aggregation and allocation. Typically when aggregating trades across funds and/or other accounts, the size of the trade for each fund and/or other account is determined by proportional size of the fund and/or other account and such determination is made pre-trade. Moreover, in aggregated trades each fund and/or other account receives the average share price and transaction costs are shared on a pro-rata basis. Additionally, given the nature of the Exceed’s investment process and the Fund and/or other accounts, Exceed’s investment management team services are typically applied collectively to the management of all the Fund and/or other accounts following the same strategy.

Compensation of Exceed’s portfolio management teams are not based solely upon performance of the portion of the Funds managed by Exceed. Fund performance is not a determinative factor in compensation, as it might encourage investment decisions deviating from a Fund's mandate. To mitigate the potential for conflict to have a team member favor one Fund over another Fund and/or other account, Exceed has established procedures, including policies to monitor trading and best execution for all funds and/or other accounts. There is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Additionally, Exceed Indexes, LLC (a wholly owned subsidiary of Exceed Investments, LLC) is the index provider for the EXPROT Index. A portfolio manager of the New Fund is also an owner and the Chief Executive Officer of Exceed Investments, LLC. However, IDC Research, Inc. (“IDC”), as the calculation agent, actually selects the securities to be included in the EXPROT Index without further involvement from the index provider or its parent company. IDC also independently prices the EXPROT Index on a continuous basis during equity market hours. The Fund has adopted procedures pursuant to Rule 17j-1 of the Investment Company Act of 1940, and the Fund’s adviser has adopted procedures to address any potential conflicts in accordance with Rule 204(A)(1) of the Investment Advisers Act of 1940. These procedures address the types of conflicts that may arise in connection with a self-indexing fund.

Portfolio Manager Compensation

Existing Fund: Compensation to Mr. Halpern for his services to the Fund is allocated out of Exceed's income, which is net revenue minus expenses. Mr. Halpern does not receive a performance fee for his services to the Fund. Mr. Halpern currently does not advise other advisory client accounts and, as a result, does not receive compensation for other advisory services.

New Fund: Mr. Halpern’s compensation is based on a percentage of the net profits received by the Sub-Advisor

Disclosure of Securities Ownership

Existing Fund: As of November 30, 2016, the Portfolio Manager owned shares of the Fund in the amounts reflected below:

Portfolio Manager	Dollar Range of Beneficial Ownership in the Fund as of November 30, 2016
Joseph Halpern	$100,001-$500,000

New Fund: Because the New Fund has not yet commenced operations, the Portfolio Manager does not own any shares of the New Fund.

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Legal Proceedings

On April 28, 2017, Catalyst and Northern Lights Distributors, LLC (“NLD”), the New Fund’s underwriter, were named in a lawsuit filed in the United States District Court for the Eastern District of New York entitled Roger Emerson, Mary Emerson, Robert Caplin and Martha J. Goodlett, Individually and on behalf of all others similarly situated, vs. the Trust, Catalyst, NLD, certain officers and trustees of the Trust, and a portfolio manager. The plaintiffs make vague assertions that the prospectus for another fund managed by Catalyst allegedly contained misrepresentations as to the nature and extent of the risks related to the fund’s strategy, which resulted in shareholders not being able to fully appreciate the risks of an investment in that fund. The complaint seeks (i) class certification; (ii) unspecified relief for awards of damages and interest, attorney’s fees and equitable/injunctive relief; and (iii) an offer of rescission to investors. Catalyst, the Trust and NLD will intend to defend this lawsuit vigorously.

Purchase, Exchange, Redemption, Transfer and Valuation of Shares

Share Classes

The Existing Fund offers two classes of shares: Investor Class and Institutional Class. The New Fund will offer four classes of shares: Class A, Class C, Class I and Class T shares. Class C and Class T shares will not be distributed in connection with the Reorganization. The main difference between each class are the sales charges and ongoing fees and minimum investment amounts.

As discussed above under Fees and Expenses, New Fund Class A shares are subject to a maximum initial sales charge of 5.75%. The remaining share classes of the New Fund and both Existing Fund share classes are offered without an initial sales charge.

For the Existing Fund, the minimum initial investment for Investor shares is $2,500 and the additional investment minimum is $100; while the minimum initial and additional investments for Institutional shares are $1,000,000 and $1,000, respectively. For the New Fund, the minimum initial investment in each share class of the Fund is $2,500 for a regular account, $2,500 for an IRA account, or $100 for an automatic investment plan account. The minimum subsequent investment in the Fund is $50. Additional information about the purchase, redemption and pricing of the Fund’s shares can be found in each Fund’s prospectus. Each class of shares of a Fund represents interest in the same portfolio of investments in the Fund. Not all share classes may be available for purchase in all states.

Each Fund prices purchases based upon the next determined offering price (NAV plus applicable sales load) or net asset value after your order is received. The NAV and offering price (NAV plus any applicable sales charges) of each class of shares is determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of each Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of each Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by each Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

New Fund Class A Shares. The Fund may sell Class A shares at NAV (i.e. without the investor paying any initial sales charge) to certain categories of investors, including: (1) investment advisory clients or investors referred by the Fund’s Advisor or its affiliates; (2) officers and present or former Trustees of the Trust; directors and employees of selected dealers or agents; the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative; if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (3) officers and present or former directors of the Fund’s Advisor, any of its affiliates, and the relatives of any such person as well as certain employee benefit plans

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for employees of the Fund’s' Advisor or any of its affiliates; (4) authorized retirement plans serviced or sponsored by financial intermediaries, provided that such financial intermediary has entered into an agreement with the Fund or distributor with respect to such purchases at NAV; (5) fee-based financial planners and registered investment advisors who are purchasing on behalf of their clients where there is an agreement in place with respect to such purchases; (6) registered representatives of broker-dealers who have entered into selling agreements with the Fund’s advisor for their own accounts; (7) participants in no-transaction-fee programs of broker dealers that that have entered into an agreement with respect to such purchases; and (8) financial intermediaries who have entered into an agreement with the Fund’s distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers. Certain intermediaries may provide for different sales charge discounts, which are described in Appendix C hereto, entitled “Intermediary-Specific Charge Reductions and Waivers”.

Frequent Purchases and Redemption of Fund Shares

Each Fund discourages market timing.

Existing Fund: Frequent Trading. Frequent trading by a Fund shareholder may pose risks to other shareholders in the Fund, including (1) the dilution of the Fund's NAV, (2) an increase in the Fund's expenses, and (3) interference with the portfolio manager's ability to execute efficient investment strategies. The Advisor believes that the nature of the investments in which each Fund invests does not lend itself to market timing activity. In addition, each Fund imposes a redemption fee of 1% on shares redeemed within 30 days of purchase, which serves to discourage frequent trading by investors and to offset transaction costs. Accordingly, the Board has not adopted a policy to monitor for frequent purchases and redemptions of Fund shares.

New Fund: Market Timing. The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. To the extent that the Fund significantly invests in small or mid-capitalization equity securities or derivative investments, because these securities are often infrequently traded, investors may seek to trade Fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage). Market timing may result in dilution of the value of Fund shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy applies uniformly to all Fund shareholders. While the Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. The netting effect often makes it more difficult for the Fund to detect market timing, and there can be no assurance that the Fund will be able to do so.

Dividends, Distributions and Taxes

Distributions and Reinvestments.  The Existing Fund declares dividends from net investment income and distributes them annually; the New Fund also will declare such dividends and distribute them annually. Any net capital gains realized by a Fund are (in the case of the Existing Fund) or will be (in the case of the New Fund) distributed at least annually. These distributions are (will be) automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund.

Taxes.  Please consult your tax adviser regarding your specific questions about federal, state, and local income taxes. Below is a summary of some important federal income tax considerations that affect the Funds and their shareholders. This summary is based on the current federal tax law, which may change; it does not discuss the tax consequences of the Reorganization, the tax-free nature of which is discussed above.

The Existing Fund has qualified, and the New Fund (as its successor) intends to continue to qualify, to be treated as a “regulated investment company” under the Code (“RIC”). To remain qualified as a RIC, a Fund must, among other things, distribute at least 90% of its taxable income and diversify its holdings as required by the Code.

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While so qualified, so long as a Fund distributes all of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, to its shareholders, the Fund will not be required to pay any federal income tax on the amounts distributed to its shareholders.

The dividends and other distributions that shareholders receive may be subject to federal, state, and local taxation, depending upon their tax situation. Distributions received from a Fund will be taxable whether or not shareholders reinvest them.

Net investment income and net realized short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes. To the extent that income of a Fund consists of “qualified dividend income,” dividends received by individual and certain other non-corporate shareholders (each, an “individual shareholder”) of a Fund will be subject to federal income tax at the applicable tax rates for long-term capital gains. To the extent that income distributions received by corporate shareholders of a Fund consist of dividends from domestic corporations, the corporate shareholders may qualify for the dividends-received deduction. Net capital gain distributed to you is taxable as long-term capital gains for federal income tax purposes, regardless of how long you have held your Fund shares.

Each redemption or exchange of Fund shares will be a taxable event. For federal income tax purposes, an exchange of shares of one fund for shares of another fund (but not such an exchange pursuant to a tax-free reorganization, such as the Reorganization) is treated the same as a sale. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes, if any, paid by a Fund during the prior taxable year.

Under current law, an additional 3.8% tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of individuals, estates, and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders with tax-advantaged or other retirement accounts generally will not be subject to federal taxation on income and capital gain distributions until distributions from the retirement account are received. Shareholders should consult their tax adviser regarding the rules governing their own retirement plan.

Payments to Broker-Dealers and Other Financial Intermediaries.

If you purchase either Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FINANCIAL HIGHLIGHTS

The fiscal year end of the Existing Fund is November 30. The fiscal year end for the New Fund will be November 30.  The financial highlights of the Existing Fund are included with this Combined Proxy Statement/Prospectus as Appendix B. Because the New Fund has not yet commenced operations, no Financial Highlights are available at this time.

The financial highlights of the Existing Fund are also contained in: (i) the Annual Report to shareholders of the Existing Fund for the fiscal year ended November 30, 2016, which have been audited by BBD, LLP, the Fund’s registered independent public accounting firm, and (ii) the Semi-Annual Report to shareholders of the Existing Fund for the six months ended May 31, 2017, which are unaudited. The Annual Report and Semi-Annual Report, which have previously been sent to shareholders, are available on request and without charge by writing to the Funds at P.O. Box 588, Portland, Maine 04112, or calling toll free at (844) 800-5092, and, with respect to the Existing Fund, are incorporated by reference into this Combined Proxy Statement/Prospectus.

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INFORMATION RELATING TO THE REORGANIZATION

Description of the Reorganization

The following summary is qualified in its entirety by reference to the Plan of Reorganization found in Appendix A.

 The Plan of Reorganization provides that all of the assets of the Existing Fund will be transferred to the New Fund in exchange solely for shares of the New Fund and the latter’s assumption of all of the Existing Fund’s liabilities, known and unknown.  The shares of the New Fund issued to the Existing Fund will be equal in number, and have an aggregate NAV, equal to the aggregate NAV of the Existing Fund’s shares outstanding as of the close of trading on the New York Stock Exchange (“NYSE”) on the Closing Date. Upon receipt by the Existing Fund of the shares of the New Fund, the Existing Fund will distribute New Fund shares to its shareholders and will be terminated as a series of the Trust.

The distribution of the New Fund shares to the Existing Fund shareholders will be accomplished by opening new accounts on the books of the New Fund in the names of the Existing Fund shareholders and transferring to those shareholder accounts the shares of the New Fund.  The shares transferred to such newly opened accounts will represent the respective pro rata number of shares of the New Fund that the Existing Fund is to receive under the terms of the Plan of Reorganization. See “Terms of the Reorganization” below.

Accordingly, as a result of the Reorganization, each Existing Fund shareholder will own shares of the New Fund with an aggregate NAV equal to the aggregate NAV of the shares of the Existing Fund that the shareholders owned immediately prior to the Reorganization.

No sales charge or fee of any kind will be assessed to the Existing Fund shareholders in connection with their receipt of shares of the New Fund in the Reorganization.

Terms of the Reorganization

Pursuant to the Plan of Reorganization, on the Closing Date, the Existing Fund will transfer to the New Fund all of its assets in exchange solely for shares of the New Fund and the New Fund’s assumption of all of the Existing Fund’s liabilities, known and unknown.  The aggregate NAV of the shares issued by the New Fund will be equal to the NAV of the Existing Fund’s shares as of the Closing Date. The Existing Fund expects to distribute the shares of the New Fund to its shareholders promptly after the Closing Date.  Thereafter, the Existing Fund will be terminated as a series of the Trust.

 The Plan of Reorganization contains customary representations, warranties, and conditions.  The Plan of Reorganization may be terminated by the Trust or by MFST at any time before the closing of the Reorganization if, on the Closing Date, (1) any of the required conditions have not been met and it reasonably appears that that condition will not or cannot be met, (2) if any representation, warranty, or covenant of the other party is materially breached, (3) if circumstances develop that, in the opinion of its Board, make proceeding with the Plan of Reorganization inadvisable, or (4) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization.  The Plan of Reorganization also may be terminated or amended by the mutual consent of the parties.

Federal Income Taxes

The combination of the Existing Fund and the New Fund in the Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to the closing of the Reorganization, the Trust and MFST will receive an opinion from counsel to that effect. In such a reorganization, neither the Existing Fund nor its shareholders will recognize gain or loss as a result of the Reorganization. The tax basis in the New Fund shares an Existing Fund shareholder receives will be the same as the basis in the Existing Fund shares, and the holding period for those New Fund shares will include the holding period of those Existing Fund shares, provided that the latter shares were held as capital assets at the time of the Reorganization. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested.

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Shareholders should consult their own tax advisors concerning the potential tax consequences of the Reorganization to them, including foreign, state, and local tax consequences.

As of November 30, 2016, the Existing Fund had no unutilized federal tax short-term capital loss carryforwards.

Expenses of the Reorganization

The costs of the Reorganization will be borne by Catalyst and Exceed. The total cost of the Reorganization is expected to be approximately $90,000.

Continuation of Shareholder Accounts and Plans; Share Certificates

Upon consummation of the Reorganization, the New Fund will establish a position for each Existing Fund shareholder on the books of the New Fund containing the appropriate number of shares of the New Fund to be received in the Reorganization. No certificates for shares of the New Fund will be issued in connection with the Reorganization.

OTHER INFORMATION

Capitalization.

The following table sets forth, as of June 30, 2017: (i) the unaudited capitalization of each class of shares of the Existing Fund (ii) the hypothetical unaudited pro-forma capitalization of each class of shares of the New Fund, and (iii) the unaudited pro-forma combined capitalization of the New Fund assuming the Reorganization has been approved.  If the Reorganization is consummated, the capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity in the Existing Fund and changes in NAV.

Shares of Fund	Net Assets	Adjustment for Reorganization Costs	Adjusted Net Assets	Adjusted Net Asset Value Per Share	Shares Outstanding
Existing Fund - Total	28,874,551.63				2,670,653.161
Investor Class Shares	13,468,146.72	None	N/A	10.79	1,248,709.642
Institutional Class Shares	15,406,404.91	None	N/A	10.84	1,421,943.519
New Fund –Proforma
Class A Shares	13,468,146.72	None	N/A	10.79	1,205,638
Class C Shares	0	None	0	0	0
Class I Shares	15,406,404.91	None	N/A	10.84	1,429,326
Class T Shares	0	None	0	0	0
Adjustment for Shares Outstanding
Combined Fund Proforma	28,874,551.63	None	N/A	10.81	2,670,653.161

* Results may vary due to rounding

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The Proxy.

The Board of Forum Funds is soliciting proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the meeting. A proxy for voting your shares at the meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of each proposal described in this Proxy Statement and at the discretion of the holders of the proxy on any other matter that may come properly before the meeting. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

Shareholder Information.

As of the Record Date, there were 2,664,379.33 shares of the Existing Fund outstanding - Institutional Class Shares: 1,410,013.03 and Investor Class Shares: 1,254,366,30. None of the Trustees or officers of Forum Funds directly owned shares of the Existing Fund. TD Ameritrade Inc. and Charles Schwab & Co., Inc. may each be deeded to control the Fund by virtue of their ownership interests As of the Record Date, no person was known by the Existing Fund to own beneficially or of record 5% or more of any class of shares of the Existing Fund except as follows:

Existing Fund Institutional Class

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 211 Main Street, San Francisco, CA 94105	R	421,154.545	29.80%
TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NE 68103	R	372,966.706	26.40%
National Financial Services LLC FBO Customers 499 Washington Blvd Jersey City, NJ 07310	R	84,750.750	6.00%

Existing Fund Investor Class

Record (R) or Beneficial (B) Owner Name and Address	Status	Number of Shares	Percentage Ownership of Class
Charles Schwab & Co., Inc. Special Custody Account FBO Customers 211 Main Street, San Francisco, CA 94105	R	616,184.823	49.10%
TD Ameritrade Inc. FBO Customers PO Box 2226 Omaha, NE 68103	R	423,195.995	33.70%
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National Financial Services LLC FBO Customers 499 Washington Blvd Jersey City, NJ 07310	R	149,350.821	11.90%

        As of the Record Date, there were no shareholders of the New Fund.

Voting Securities and Voting.

Shareholders of record of the Existing Funds at the close of business on the Record Date, are entitled to vote at the meeting or at any adjournments thereof. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. The presence at the meeting of holders of a majority of the outstanding shares of the Existing Fund entitled to vote, in person or by proxy, shall constitute a quorum for the meeting for the Existing Fund. A quorum being present, the Existing Fund will adopt a proposal if a majority of the shares of the Existing Fund vote to approve the proposal. For purposes of the proposal, “a majority of the shares of the Existing Fund” means the lesser of: (a) 67% or more of the voting securities of the Existing Fund present at the meeting, if 50% or more of the outstanding voting securities of the Existing Fund are represented in person or by proxy; or (b) 50% or more of the outstanding voting securities of the Existing Fund.

For purposes of determining (i) the presence of a quorum, and (ii) whether sufficient votes have been received for approval of a particular proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Existing Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of the proposal.

If, with respect to the Existing Fund, either (a) a quorum is not present at the meeting, or (b) a quorum is present but sufficient votes in favor of the proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting, to permit further solicitation of proxies, provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders.

The meeting may be adjourned from time to time by the vote of a majority of the shares represented at the meeting, whether or not a quorum is present. If the meeting is adjourned to another time or place, notice need not be given of the adjourned meeting at which the adjournment is taken, unless a new record date of the adjourned meeting is fixed.

The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder’s direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to a proposal, the shares will be voted in favor of such proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board is not aware of any other matters to come before the meeting.

Shareholder Rights and Obligations

Each of MFST and Forum Funds is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Forum Funds is a Delaware statutory trust. MFST is an Ohio business trust. Under each Trust’s declaration of trust, the respective Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, from an unlimited number of series of shares. The shares of each series of the Trusts have no preference as to conversion, exchange, dividends, retirement or other features, and have no preemptive rights.

With respect to each Fund, shares have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately.

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When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of New Fund, issued in the connection with the Reorganization), all shares are fully paid and non-assessable.

Shareholder Proposals

The Funds do not hold regular annual meetings of their shareholders. As a general matter, the New Fund does not intend to hold future regular annual or special meetings of its shareholders unless the election of directors is required by the 1940 Act.  Any shareholder who wishes to submit a proposal for consideration at a meeting of shareholders of either Fund should send such proposal to 17605 Wright Street, Omaha, Nebraska 68130.  To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of a Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

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APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of July [], 2017, among FORUM FUNDS, a Delaware statutory trust, with its principal place of business at Three Canal Plaza, Suite 600, Portland, Maine 04101 (“Forum Funds”), on behalf of Exceed Defined Shield Index Fund, a series of Forum Funds (“Existing Fund”); MUTUAL FUND SERIES TRUST, an Ohio business trust, with its principal place of business at 17605 Wright Street, Omaha, Nebraska 68130 ( “Trust”), on behalf of Catalyst/Exceed Defined Shield Fund, a series of the Trust (“New Fund”); and, solely for purposes of paragraph 6, CATALYST CAPITAL ADVISORS LLC, advisor to the New Fund (“Advisor”) and EXCEED ADVISORY LLC, advisor to the Existing Fund and sub-advisor to the New Fund (“Exceed”) (each of Forum Funds and the Trust being sometimes referred to herein as an “Investment Company,” and each of Existing Fund and New Fund is sometimes referred to herein as a “Fund”). Notwithstanding anything to the contrary contained herein, (1) the agreements, covenants, representations, warranties, actions, and obligations (collectively, “Obligations”) of and by each Fund -- and of and by the Investment Company of which that Fund is a series, on that Fund’s behalf -- shall be the Obligations of that Fund only, (2) all rights and benefits created hereunder in favor of a Fund shall inure to and be enforceable by the Investment Company of which that Fund is a series, on that Fund’s behalf, and (3) in no event shall any other series of an Investment Company or the assets thereof be held liable with respect to the breach or other default by a Fund or the Investment Company of its Obligations set forth herein.

The Trust and Forum Funds wish to effect a reorganization described in section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (“Code”) (all “section” references are to the Code, unless otherwise noted), and each of them intends this Agreement to be, and adopts it as, a “plan of reorganization” within the meaning of the regulations under the Code (“Regulations”). The reorganization will consist of Existing Fund’s changing its identity, form, and place of organization -- by converting from a series of Forum Funds to a series of the Trust -- by (1) the sale, assignment, conveyance, transfer, and delivery of all of the property and assets of the Existing Fund to the New Fund in exchange solely for (a) shares of beneficial interest (“shares”) of the New Fund, as described herein, and (b) the assumption by the New Fund of all liabilities of the Existing Fund, and (2) the subsequent distribution of those New Fund shares (which shall then constitute all of the assets of the Existing Fund) pro rata to the shareholders in exchange for their shares of the Existing Fund in complete liquidation thereof (for federal tax purposes), and (3) effectively terminating the Existing Fund, all on the terms and conditions set forth herein (collectively, the “Reorganization”).

Each Investment Company’s board of trustees (each, a “Board”), in each case including a majority of the trustees who are not “interested persons” (as that term is defined in the Investment Company Act of 1940, as amended (“1940 Act”)) (“Non-Interested Persons”) of either Investment Company, (1) has duly adopted and approved this Agreement and the transactions contemplated hereby, (2) has duly authorized performance thereof on its Fund’s behalf by all necessary Board action, and (3) has determined that participation in the Reorganization is in the best interests of the Fund that is a series thereof and that the interests of the shareholders will not be diluted as a result of the Reorganization.

Existing Fund’s issued and outstanding shares are divided into two classes: Investor Class shares and Institutional Class shares (“Existing Fund Investor Class Shares” and “Existing Fund Institutional Class Shares”, respectively, and together, “Existing Fund Shares”). New Fund will issue and have outstanding shares divided into four classes, Class A shares, Class C shares, Class I, and Class T shares (“New Fund Class A Shares,” “New Fund Class C Shares,” “New Fund Class I Shares,” and “New Fund Class T Shares” respectively, and New Fund Class A Shares and New Fund Class I Shares together, “New Fund Shares”); New Fund Class C and New Fund Class T shares will not be involved in the Reorganization and thus are not included in the term “New Fund Shares.” The rights and obligations of Existing Fund Investor Class Shares and New Fund Class A Shares, and of Existing Fund Institutional Class Shares and New Fund Class I Shares, are substantially similar to each other.

In consideration of the mutual promises contained herein, the parties agree as follows:

1. PLAN OF REORGANIZATION AND TERMINATION

1.1 Subject to the requisite approvals of Existing Fund’s shareholders and others and the terms and conditions set forth herein, Existing Fund shall assign, sell, convey, transfer, and deliver all of its assets described in paragraph 1.2 (“Assets”) to New Fund. In exchange therefor, New Fund shall:

(a) issue and deliver to Existing Fund the number of full and fractional (all references herein to “fractional” shares meaning fractions rounded to the third decimal place) (1) New Fund Class A Shares equal to the number of full and fractional Existing Fund Investor Class Shares then outstanding and (2) New Fund Class I Shares equal to the number of full and fractional Existing Fund Institutional Class Shares then outstanding; and

(b) assume all of Existing Fund’s liabilities described in paragraph 1.3 (“Liabilities”).

Those transactions shall take place at the Closing (as defined in paragraph 2.1).

1.2 The Assets shall consist of all assets and property of every kind and nature -- including all cash, cash equivalents, securities, commodities, futures interests, receivables (including interest and dividends receivable), claims and rights of action, rights to register shares under applicable securities laws, and books and records -- Existing Fund owns at the Effective Time (as defined in paragraph 2.1) and any deferred and prepaid expenses shown as assets on Existing Fund’s books at that time.

1.3 The Liabilities shall consist of all of Existing Fund’s liabilities, debts, obligations, and duties of whatever kind and nature existing at the Effective Time, whether known or unknown, accrued or contingent, and whether or not arising in the ordinary course of business, determinable as of the Effective Time, or specifically referred to herein, excluding Reorganization Expenses (as defined in paragraph 3.3(f)) borne by the Advisor and Exceed pursuant to paragraph 6).

1.4 At or before the Closing, New Fund shall redeem the Initial Shares (as defined in paragraph 5.5) for the price at which they are issued pursuant to that paragraph. At the Effective Time (or as soon thereafter as is reasonably practicable), the Existing Fund shall distribute the New Fund Shares it receives pursuant to paragraph 1.1(a) to its shareholders of record determined at the Effective Time (each, a “Shareholder”), in proportion to their Existing Fund Shares then held of record and in constructive exchange therefor, and will completely liquidate (which shall be treated as a complete liquidation of the Existing Fund for federal tax purposes, within the meaning of section 1.368-2(m)(1)(iv) of the Regulations). That distribution shall be accomplished by the Trust’s transfer agent opening accounts on New Fund’s shareholder records in the names of the Shareholders and transferring those New Fund Shares to those accounts. Pursuant to that transfer, each Shareholder’s account shall be credited with the number of full and fractional New Fund Shares equal to the number of full and fractional Existing Fund Shares that Shareholder holds as of the Effective Time , by class (i.e., the account for each Shareholder that holds Existing Fund Investor Class Shares shall be credited with the number of full and fractional New Fund Class A Shares due that Shareholder, and the account for each Shareholder that holds Existing Fund Institutional Class Shares shall be credited with the number of full and fractional New Fund Class I Fund Shares due that Shareholder). The aggregate net asset value (“NAV”) of New Fund Shares to be so credited to each Shareholder’s account shall equal the aggregate NAV of the Existing Fund Shares that Shareholder owned at the Effective Time.

1.5 Any transfer taxes payable on the issuance and transfer of New Fund Shares in a name other than that of the registered holder on Existing Fund’s shareholder records of the Existing Fund Shares actually or constructively exchanged therefor shall be paid by the transferee thereof, as a condition of that issuance and transfer.

1.7 Any reporting responsibility of Existing Fund to a public authority, including the responsibility for filing regulatory reports, tax returns, and other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, any federal, state, and local tax authorities, and any other relevant regulatory authority, is and shall remain its responsibility up to and including the date on which it is terminated, except that New Fund shall be responsible for preparing and filing any Form N-Q or Form N-CSR (including the annual report to shareholders) if the fiscal period relating to such form ended prior to the Effective Time, but as of the Effective Time such form has not yet been filed.

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1.8 After the Effective Time, Existing Fund shall not conduct any business except in connection with its dissolution and termination. As soon as reasonably practicable after distribution of the New Fund Shares pursuant to paragraph 1.4, but in all events within six months after the Effective Time, (a) Existing Fund shall be terminated as a series of the Trust and (b) the Trust shall make all filings and take all other actions in connection therewith necessary and proper to effect Existing Fund’s complete dissolution.

2. CLOSING AND EFFECTIVE TIME

2.1 Unless the Investment Companies agree otherwise, all acts necessary to consummate the Reorganization (“Closing”) shall be deemed to take place simultaneously as of immediately after the close of business (4:00 p.m., Eastern Time) on September 1, 2017 (“Effective Time”). The Closing shall be held at Three Canal Plaza, Suite 600, Portland, Maine 04101, or another place as to which the Investment Companies agree.

2.2 Forum Funds shall direct the custodian of Existing Fund’s assets to deliver at the Closing a certificate of an authorized officer (“Certificate”) stating and verifying that (a) the Assets it holds will be transferred to the custodian of New Fund’s assets at the Effective Time and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Forum Funds shall direct its fund accounting and pricing agent to deliver at the Closing a schedule detailing the information (including adjusted basis and holding period, by lot) concerning the Assets, including all portfolio securities, to be transferred by Existing Fund to New Fund accompanied by a Certificate as to the accuracy of that information.

2.3 Forum Funds shall direct its transfer agent to deliver at the Closing to the Trust a Certificate verifying that Existing Fund’s shareholder records contain (a) each Shareholder’s name, address, and taxpayer identification number, (b) the number of full and fractional outstanding Existing Fund Shares, by class, that each such Shareholder owns at the Effective Time, (c) the dividend reinvestment elections, if any, applicable to each Shareholder, and (d) the backup withholding and nonresident alien withholding certifications, notices, or records on file with Existing Fund with respect to each Shareholder, all at the Effective Time. The Trust shall direct its transfer agent to deliver, at or as soon as reasonably practicable after the Closing, (e) to the Trust, a Certificate as to the opening of accounts on New Fund’s shareholder records in the names of the Shareholders and (f) to Forum Funds, a confirmation, or other evidence satisfactory to Forum Funds, that the New Fund Shares to be credited to Existing Fund at the Effective Time have been credited to Existing Fund’s account on those records.

2.4 Forum Funds shall direct its custodian to deliver to the Trust and Advisor, within five days before the Closing, a Certificate listing each security, by name of issuer and number of shares, that is carried on Existing Fund’s books, at an estimated fair market value provided by an authorized pricing vendor for Existing Fund.

2.5 At the Closing, each Investment Company shall deliver, on behalf of its Fund, as applicable, (a) bills of sale, checks, assignments, share certificates, receipts, and/or other documents the other Investment Company or its counsel reasonably requests and (b) a Certificate in form and substance satisfactory to the recipient, and dated the Effective Time, to the effect that the representations and warranties it made in this Agreement are true and correct at the Effective Time except as they may be affected by the transactions contemplated hereby.

3. REPRESENTATIONS AND WARRANTIES

3.1 Forum Funds, on Existing Fund’s behalf, represents and warrants to the Trust, on New Fund’s behalf, as follows:

(a) Forum Funds (1) is a statutory trust that is duly organized, validly existing, and in good standing under the laws of the State of Delaware (“Delaware Law”), and its Trust Instrument dated August 29, 1995, as most recently amended and restated on September 8, 2016 (“Forum Funds’ Declaration of Trust”), is on file with the Office of the Secretary of State of Delaware, (2) is duly registered under the 1940 Act as an open-end management company, and no proceeding has been instituted to suspend that registration, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) Existing Fund is a duly established and designated series of Forum Funds;

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(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Forum Funds’ Board; and this Agreement constitutes a valid and legally binding obligation of Forum Funds, with respect to Existing Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) At the Effective Time, Forum Funds, on behalf of the Existing Fund, will have good and marketable title to the Assets for Existing Fund’s benefit and full right, power, and authority to sell, assign, transfer, and deliver the Assets hereunder free of any liens or other encumbrances (except encumbrances on securities that are subject to “securities loans,” as referred to in section 851(b)(2), or that are restricted to resale by their terms); and on delivery and payment for the Assets, the Trust, on New Fund’s behalf, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including restrictions that might arise under the Securities Act of 1933, as amended (“1933 Act”);

(e) Forum Funds, with respect to Existing Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Delaware Law, Forum Funds’ Declaration of Trust, or its By-Laws, or any agreement, indenture, instrument, contract, lease, or other undertaking (each, an “Undertaking”) to which Forum Funds, on Existing Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which Forum Funds, on Existing Fund’s behalf, is a party or by which it is bound;

(f) At or before the Effective Time, either (1) all material contracts and other commitments of Existing Fund (other than this Agreement and certain investment contracts, including options, futures, forward contracts, and swap agreements) will terminate, or (2) provision for discharge and/or New Fund’s assumption of any liabilities of Existing Fund thereunder will be made, without either Fund’s incurring any penalty with respect thereto and without diminishing or releasing any rights Forum Funds may have had with respect to actions taken or omitted or to be taken by any other party thereto before the Closing;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to Forum Funds’ knowledge, threatened against Forum Funds, with respect to Existing Fund or any of its properties or assets attributable or allocable to Existing Fund, that, if adversely determined, would materially and adversely affect Existing Fund’s financial condition or the conduct of its business; and Forum Funds, on Existing Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects Existing Fund’s business or Forum Funds’ ability to consummate the transactions contemplated hereby;

(h) Existing Fund’s Statement of Assets and Liabilities, Schedule of Investments, Statement of Operations, and Statement of Changes in Net Assets (each, a “Statement”) at and for the fiscal year ended November 30, 2016, have been audited by BBD, LLP, an independent registered public accounting firm, and are in accordance with generally accepted accounting principles consistently applied in the United States (“GAAP”); and those Statements present fairly, in all material respects, Existing Fund’s financial condition at that date in accordance with GAAP and the results of its operations and changes in its net assets for the period(s) then ended, and there are no known contingent liabilities of Existing Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP at that date that are not disclosed therein;

(i) Since November 30, 2016, there has not been any material adverse change in Existing Fund’s financial condition, assets, liabilities, or business, other than changes occurring in the ordinary course of business, or any incurrence by Existing Fund of indebtedness maturing more than one year from the date that indebtedness was incurred; for purposes of this subparagraph, a decline in NAV per Existing Fund Share due to declines in market values of securities Existing Fund holds, the discharge of Existing Fund liabilities, or the redemption of Existing Fund Shares by its shareholders shall not constitute a material adverse change;

(j) All federal and other tax returns, dividend reporting forms, and other tax-related reports (collectively, “Returns”) of Existing Fund required by law to have been filed by the Effective Time (including any properly and timely filed extensions of time to file) shall have been filed and are or will be correct in all material respects, and all

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federal and other taxes shown as due or required to be shown as due on those Returns shall have been paid or provision shall have been made for the payment thereof; to the best of Forum Funds’ knowledge, no such Return is currently under audit and no assessment has been asserted with respect to those Returns; and Existing Fund is in compliance in all material respects with all applicable Regulations pertaining to the reporting of dividends and other distributions on and redemptions of its shares and to withholding in respect thereof and is not liable for any material penalties that could be imposed thereunder;

(k) Existing Fund is not classified as a partnership, and instead is classified as an association that is taxable as a corporation, for federal tax purposes and either has elected the latter classification by filing Form 8832 with the Internal Revenue Service (“IRS”) or is a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; Existing Fund is an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)); Existing Fund has elected to be, and for each taxable year of its operation (including its current taxable year) has met (and for that year will meet) the requirements of Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) for qualification and treatment as, a “regulated investment company” (“RIC”) and has been (and for that year will be) eligible to and has computed (and for that year will compute) its federal income tax under section 852; Existing Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to sections 852 or 4982; and Existing Fund has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it;

(l) All issued and outstanding Existing Fund Shares are, and at the Effective Time will be, duly and validly issued and outstanding, fully paid, and non-assessable by Forum Funds and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws; all issued and outstanding Existing Fund Shares will, at the Effective Time, be held by the persons and in the amounts set forth on Existing Fund’s shareholder records, as provided in paragraph 2.3; and Existing Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Existing Fund Shares, nor are there outstanding any securities convertible into any Existing Fund Shares;

(m) Existing Fund incurred the Liabilities, which are associated with the Assets, in the ordinary course of its business;

(n) Existing Fund is not under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(o) Not more than 25% of the value of Existing Fund’s total assets (excluding cash, cash items, and Government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of those assets is invested in the stock and securities of five or fewer issuers; provided that a proportionate share of the assets of any RIC in which Existing Fund invests (and not the securities issued by the RIC itself) shall be taken into account for this purpose;

(p) Existing Fund’s current prospectus and statement of additional information (1) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and (2) at the date on which they were issued did not contain, and as supplemented by any supplement thereto dated prior to or at the Effective Time do not contain, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(q) The information to be furnished by Forum Funds for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including the Financial Industry Regulatory Authority, Inc. (“FINRA”)) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 (as defined in paragraph 3.3(a)) will, at the Effective Time, with respect to information furnished by Forum Funds, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

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(r) The Forum Funds’ Declaration of Trust permits Forum Funds to vary its shareholders’ investment; Forum Funds does not have a fixed pool of assets; each series thereof (including Existing Fund) is a managed portfolio of securities; and Exceed has the authority to buy and sell securities for Existing Fund;

(s) Existing Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus, except as previously disclosed in writing to the Trust; and

(t) The New Fund Shares to be delivered hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms hereof.

3.2 The Trust, on New Fund’s behalf, represents and warrants to Forum Funds, on Existing Fund’s behalf, as follows:

(a) The Trust (1) is a business trust that is duly organized, validly existing, and in good standing under the laws of the State of Ohio (“Ohio Law”), and its Agreement and Declaration of Trust, dated February 27, 2006 (“Trust’s Declaration of Trust”), is on file with the Office of the Secretary of State of Ohio, (2) is duly registered under the 1940 Act as an open-end management company, and no proceeding has been instituted to suspend that registration, and (3) has the power to own all its properties and assets and to carry on its business as described in its current registration statement on Form N-1A;

(b) As of the Effective Time, New Fund will be a duly established and designated series of the Trust; and New Fund has not commenced operations and will not do so until after the Closing;

(c) The execution, delivery, and performance of this Agreement have been duly authorized at the date hereof by all necessary action on the part of the Trust’s Board; and this Agreement constitutes a valid and legally binding obligation of the Trust, with respect to New Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, moratorium, and other laws affecting the rights and remedies of creditors generally and general principles of equity;

(d) Before the Closing, there will be no (1) issued and outstanding New Fund Shares, (2) options, warrants, or other rights to subscribe for or purchase any New Fund Shares, (3) securities convertible into any New Fund Shares, or (4) any other securities issued by New Fund, except the Initial Shares. All of the New Fund Shares to be issued and delivered to the Trust, for the account of the Shareholders, pursuant to this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued New Fund Shares and be fully paid and non-assessable by the Trust;

(e) No consideration other than New Fund Shares (and New Fund’s assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization;

(f) The Trust, with respect to New Fund, is not currently engaged in, and its execution, delivery, and performance of this Agreement and consummation of the Reorganization will not result in, (1) a conflict with or material violation of any provision of Ohio Law, the Trust’s Declaration of Trust, or its By-Laws, or any Undertaking to which the Trust, on New Fund’s behalf, is a party or by which it is bound or (2) the acceleration of any obligation, or the imposition of any penalty, under any Undertaking, judgment, or decree to which the Trust, on New Fund’s behalf, is a party or by which it is bound;

(g) No litigation, administrative proceeding, action, or investigation of or before any court, governmental body, or arbitrator is presently pending or, to the Trust’s knowledge, threatened against the Trust, with respect to New Fund or any of its properties or assets attributable or allocable to New Fund, that, if adversely determined, would materially and adversely affect New Fund’s financial condition or the conduct of its business; and the Trust, on New Fund’s behalf, knows of no facts that might form the basis for the institution of any such litigation, proceeding, action, or investigation and is not a party to or subject to the provisions of any order, decree, judgment, or award of any court, governmental body, or arbitrator that materially and adversely affects New Fund’s business or the Trust’s ability to consummate the transactions contemplated hereby;

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(h) New Fund is not (and will not be) classified as a partnership, and instead is (and will be) classified as an association that is taxable as a trust, for federal tax purposes and either will elect the latter classification by filing Form 8832 with the IRS or is (and will be) a “publicly traded partnership” (as defined in section 7704(b)) that is treated as a corporation; New Fund will be an “investment company” (as defined in section 368(a)(2)(F)(iii)) and a “fund” (as defined in section 851(g)(2), eligible for treatment under section 851(g)(1)) and has not taken and will not take any steps inconsistent with its qualification as such or its qualification and eligibility for treatment as a RIC under sections 851 and 852; New Fund will meet the requirements of Part I of Subchapter M for qualification as a RIC, and will be eligible to and will compute its federal income tax under section 852, for its taxable year in which the Reorganization occurs; and New Fund intends to continue to meet all those requirements, and to be eligible to and to so compute its federal income tax, for its next taxable year;

(i) There is no plan or intention for New Fund to be dissolved or merged into another business trust or a statutory trust or corporation or any “fund” thereof (as defined in section 851(g)(2)) following the Reorganization;

(j) Assuming the truthfulness and correctness of Forum Funds’ representation and warranty in paragraph 3.1(o), immediately after the Reorganization (1) not more than 25% of the value of New Fund’s total assets (excluding cash, cash items, and Government securities) will be invested in the stock and securities of any one issuer and (2) not more than 50% of the value of those assets will be invested in the stock and securities of five or fewer issuers;

(k) Immediately after the Effective Time, New Fund will not be under the jurisdiction of a court in a “title 11 or similar case” (as defined in section 368(a)(3)(A));

(l) The information to be furnished by the Trust for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities laws and other laws and regulations; and the N-14 will, at the Effective Time, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

(m) The Trust’s Declaration of Trust permits the Trust to vary its shareholders’ investment; the Trust does not have a fixed pool of assets; each series thereof is (and New Fund, on commencement of its operations, will be) a managed portfolio of securities; and Advisor, and Exceed, which will serve as New Fund’s sub-advisor, will have the authority to buy and sell securities for the New Fund.

3.3 Forum Funds, on behalf of the Existing Fund, and the Trust, on behalf of the New Fund, respectively, hereby further represent and warrant to each other as follows:

(a) No governmental consents, approvals, authorizations, or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended, the 1940 Act, or state securities laws, and no consents, approvals, authorizations, or orders of any court are required, for its execution or performance of this Agreement on either Fund’s behalf, except for (1) the Trust’s filing with the Commission of a Combined Proxy Statement/Prospectus (and related documents) on Form N-14 relating to the Reorganization and the New Fund Shares issuable hereunder, and any supplement or amendment thereto, (“N-14”), and (2) consents, approvals, authorizations, and filings that have been made or received or may be required after the Effective Time;

(b) The fair market value of the New Fund Shares each Shareholder receives will be equal to the fair market value of its Existing Fund Shares it actually or constructively surrenders in exchange therefor;

(c) The Shareholders will pay their own expenses (such as fees of personal investment or tax advisors for advice regarding the Reorganization), if any, incurred in connection with the Reorganization;

(d) The fair market value of the Assets on a going concern basis will equal or exceed the Liabilities to be assumed by New Fund and those to which the Assets are subject; and the value of Existing Fund’s net assets will equal (1) the value of the Assets computed immediately after the close of regular trading on the New York Stock

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Exchange and Existing Fund’s declaration of dividends and/or other distributions, if any, on the date of the Closing, using the valuation procedures set forth in Forum Funds’ then-current prospectus and statement of additional information for Existing Fund and valuation procedures established by the Forum Funds’ Board, less (2) the amount of the Liabilities at that time, with the computation of all such amounts being made by or under the direction of Atlantic Shareholder Services, LLC or, in the case of securities subject to fair valuation, in accordance with those valuation procedures;

(e) None of the compensation received by any Shareholder who or that is an employee of or service provider to Existing Fund will be separate consideration for, or allocable to, any of the Existing Fund Shares that Shareholder holds; none of the New Fund Shares any such Shareholder receives will be separate consideration for, or allocable to, any employment agreement, investment advisory agreement, or other service agreement; and the compensation paid to any such Shareholder will be for services actually rendered and will be commensurate with amounts paid to third parties bargaining at arm’s-length for similar services;

(f) No expenses incurred by Existing Fund or on its behalf in connection with the Reorganization will be paid or assumed by New Fund, Advisor, Exceed, or any other third party unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than New Fund Shares will be transferred to Existing Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof;

(g) There will be no dissenters to the Reorganization under the applicable provisions of Delaware Law, and New Fund will not pay cash in lieu of fractional New Fund Shares in connection with the Reorganization;

(h) The Reorganization is being undertaken for bona fide business purposes (and not a purpose to avoid federal income tax); and

(i) The principal purpose of New Fund’s assumption of the Liabilities is a bona fide business purpose and is not avoidance of federal income tax on the transaction.

4. COVENANTS

4.1 The Trust and Forum Funds each covenants to take all action necessary to obtain approval of the transactions contemplated hereby.

4.2 The Trust and Forum Funds each covenants to prepare the N-14 in compliance with applicable federal and state securities laws.

4.3 The Trust and Forum Funds each covenants that it will, from time to time, as and when requested by the other, execute and deliver or cause to be executed and delivered all assignments and other instruments, and will take or cause to be taken any further action(s), it deems necessary or desirable in order to vest in, and confirm to, (a) the, on New Fund’s behalf, title to and possession of all the Assets, and (b) Forum Funds, on Existing Fund’s behalf, title to and possession of the New Fund Shares to be delivered hereunder, and otherwise to carry out the intent and purpose hereof.

4.4 The Trust and Forum Funds each covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and applicable state securities laws it deems appropriate to commence and continue New Fund’s operations after the Effective Time.

4.5 Subject to this Agreement, the Trust and Forum Funds each covenants to take or cause to be taken all actions, and to do or cause to be done all things, reasonably necessary, proper, or advisable to consummate and effectuate the transactions contemplated hereby.

5. CONDITIONS PRECEDENT

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Each Investment Company’s obligations hereunder shall be subject to (a) performance by the other Investment Company of all its obligations to be performed hereunder at or before the Closing, (b) all representations and warranties of the other Investment Company contained herein being true and correct in all material respects at the date hereof and, except as they may be affected by the transactions contemplated hereby, at the Effective Time, with the same force and effect as if made at that time, and (c) the following further conditions that, at or before that time:

5.1 This Agreement and the transactions contemplated hereby shall have been duly adopted and approved by the Trust’s Board, on behalf of New Fund, and by the Forum Funds’ Board, on behalf of Existing Fund;

5.2 All necessary filings shall have been made with the Commission and state securities authorities, and no order or directive shall have been received that any other or further action is required to permit the parties to carry out the transactions contemplated hereby. The N-14 shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued, and, to the Trust’s best knowledge, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act or the 1940 Act. The Commission shall not have issued an unfavorable report with respect to the Reorganization under section 25(b) of the 1940 Act nor instituted any proceedings seeking to enjoin consummation of the transactions contemplated hereby under section 25(c) of the 1940 Act. All consents, orders, and permits of federal, state, and local regulatory authorities (including the Commission and state securities authorities) either Investment Company deems necessary to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain same would not involve a risk of a material adverse effect on either Fund’s assets or properties;

5.3 At the Effective Time, no action, suit, or other proceeding shall be pending (or, to either Investment Company’s best knowledge, threatened to be commenced) before any court, governmental agency, or arbitrator in which it is sought to enjoin the performance of, restrain, prohibit, affect the enforceability of, or obtain damages or other relief in connection with, the transactions contemplated hereby;

5.4 The Investment Companies shall have received an opinion of Thompson Hine LLP (“Counsel”) as to the federal income tax consequences mentioned below (“Tax Opinion”). In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it (which, notwithstanding paragraph 7, shall survive the Closing), and in separate letters, if requested, addressed to it. The Tax Opinion shall be substantially to the effect that – based on the facts and assumptions mentioned therein and conditioned on those representations and warranties’ being true and complete as of the Effective Time and consummation of the Reorganization in accordance with this Agreement (without the waiver or modification of any terms or conditions hereof and without taking into account any amendment hereof that Counsel has not approved) – for federal income tax purposes:

(a) New Fund’s acquisition of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities, followed by Existing Fund’s distribution of those shares pro rata to the Shareholders actually or constructively in exchange for their Existing Fund Shares and in complete liquidation of Existing Fund, will qualify as a “reorganization” (as defined in section 368(a)(1)(F)), and each Fund will be “a party to a reorganization” (within the meaning of section 368(b));

(b) Existing Fund will recognize no gain or loss on the transfer of the Assets to New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the Liabilities or on the subsequent distribution of those shares to the Shareholders in exchange for their Existing Fund Shares;

(c) New Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for New Fund Shares and its assumption of the Liabilities;

(d) New Fund’s basis in each Asset will be the same as Existing Fund’s basis therein immediately before the Reorganization, and New Fund’s holding period for each Asset will include Existing Fund’s holding period therefor (except where New Fund’s investment activities have the effect of reducing or eliminating an Asset’s holding period);

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(e) A Shareholder will recognize no gain or loss on the exchange of all its Existing Fund Shares solely for New Fund Shares pursuant to the Reorganization;

(f) A Shareholder’s aggregate basis in the New Fund Shares it receives in the Reorganization will be the same as the aggregate basis in its Existing Fund Shares it actually or constructively surrenders in exchange for those New Fund Shares, and its holding period for those New Fund Shares will include, in each instance, its holding period for those Existing Fund Shares, provided the Shareholder holds them as capital assets as of the Effective Time; and

(g) The New Fund will succeed to and take into account the items of the Existing Fund described in section 381(c), subject to the conditions and limitations specified in sections 381, 382, 383 and 384 and the Treasury Regulations thereunder. In particular, under Treasury Regulation § 1.381(b)-1(a)(2), the New Fund will be treated for purposes of section 381 just as the Existing Fund would have been treated if there had been no Reorganization, and the taxable year of the Existing Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

Notwithstanding the foregoing, the Tax Opinion may state that no opinion is expressed regarding: (i) whether either the Existing Fund or the New Fund qualifies or will qualify as a RIC; (ii) the federal income tax consequences of the payment of Reorganization expenses by Advisor and Exceed, except in relation to the qualification of the transfer of the Assets to the New Fund in exchange solely for New Fund Shares and New Fund’s assumption of the liabilities, and the distribution of those New Fund Shares to the Shareholders, as a reorganization under section 368(a); (iii) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Shareholder that is a foreign person; (iv) the effect of the Reorganization on the Existing Fund with respect to any Asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting (including under section 1256); (v) the effect of the Reorganization on any Shareholder that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (vi) whether accrued market discount, if any, on any market discount bonds held by the Existing Fund will be required to be recognized as ordinary income under section 1276 as a result of the Reorganization; (vii) whether any gain or loss will be required to be recognized with respect to any Asset that constitutes stock in a passive foreign investment company (within the meaning of section 1297(a)); and (viii) any state, local or foreign tax consequences of the Reorganization.

5.5 Before the Closing, the Trust’s Board shall have authorized the issuance of, and the Trust shall have issued, one New Fund Share of each class (“Initial Shares”) to the Advisor or an affiliate thereof, in consideration of the payment of $10.00 (or other amount that Board determines) apiece, to take whatever action it may be required to take as New Fund’s sole shareholder pursuant to paragraph 5.6;

5.6 The Trust shall have entered into, or adopted, as appropriate, an investment management agreement and other agreements and plans necessary for New Fund’s operation as a series of an open-end management investment company. Each such agreement and plan shall have been approved by the Trust’s Board and, to the extent required by law (as interpreted by Commission staff positions), by its trustees who are Non-Interested Persons thereof and by the Advisor or its affiliate as New Fund’s sole shareholder; and

5.7 At any time before the Closing, the Trust or Forum Funds may waive any of the foregoing conditions (except those set forth in paragraphs 5.1, 5.2, 5.3, and 5.4) if, in the judgment of its Board, that waiver will not have a material adverse effect on its Fund’s shareholders’ interests.

6. EXPENSES

Subject to complying with the representation and warranty contained in paragraph 3.3(f), Advisor and Exceed shall bear the entirety of the total Reorganization Expenses. The Reorganization Expenses include (1) costs associated with obtaining any necessary order of exemption from the 1940 Act, preparing and filing Existing Fund’s prospectus supplements and the N-14, and printing and distributing New Fund’s prospectus and the N-14, (2) legal and accounting fees, (3) transfer taxes for foreign securities, and (4) any and all incremental Blue Sky fees. Notwithstanding the foregoing, expenses shall be paid by the Fund directly incurring them if and to the extent that

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the payment thereof by another person would result in that Fund’s disqualification as a RIC or would prevent the Reorganization from qualifying as a tax-free reorganization.

7. ENTIRE AGREEMENT; NO SURVIVAL

Forum Funds, on behalf of the Existing Fund, and the Trust, on behalf of the New Fund, have not made any representation, warranty, or covenant not set forth herein, and this Agreement constitutes the entire agreement of Forum Funds, on behalf of the Existing Fund, and the Trust on behalf of the New Fund. The representations, warranties, and covenants contained herein or in any document delivered pursuant hereto or in connection herewith shall not survive the Closing.

8. TERMINATION

This Agreement may be terminated at any time at or before the Closing by the Investment Companies’ mutual agreement or by resolution of either the Forum Funds’ Board, on behalf of the Existing Fund, or the Trust’s Board, on behalf of the New Fund, (a) if circumstances should develop that, in the opinion of that Board, make proceeding with this Agreement inadvisable with respect to its Fund, (b) in the event of the other Investment Company’s material breach of any representation, warranty, or covenant contained herein to be performed at or before the Closing, (c) if a condition to its obligations has not been met and it reasonably appears that that condition will not or cannot be met, (d) if a governmental body issues an order, decree, or ruling having the effect of permanently enjoining, restraining, or otherwise prohibiting consummation of the Reorganization, or (e) if the Closing has not occurred on or before _____ __, 2017, or such other date as to which the Investment Companies agree. Any such termination resolution will be effective when made. In the event of termination by mutual agreement or pursuant to clauses (d) or (e), neither Investment Company (nor its trustees, officers, or shareholders) shall have any liability to the other Investment Company.

9. AMENDMENTS

This Agreement may be amended, modified, or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Forum Funds, on behalf of the Existing Fund, and of the Trust, on behalf of the New Fund.

10. SEVERABILITY

Any term or provision hereof that is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of that invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions hereof or affecting the validity or enforceability of any of the terms and provisions hereof in any other jurisdiction.

11. MISCELLANEOUS

11.1 This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.2 Nothing expressed or implied herein is intended or shall be construed to confer on or give any person, firm, trust, or corporation other than the Trust, on New Fund’s behalf, or Forum Funds, on Existing Fund’s behalf, and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

11.3 Notice is hereby given that this instrument is executed and delivered on behalf of each Investment Company’s trustees solely in their capacities as trustees, and not individually, and that each Investment Company’s obligations under this instrument are not binding on or enforceable against any of its trustees, officers, shareholders, or series other than the Fund that is a series thereof but are only binding on and enforceable against its property attributable to and held for the benefit of such Fund (“Fund’s Property”) and not its property attributable to and held for the benefit of any other series thereof. Each Investment Company, in asserting any rights or claims under this Agreement on its

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or its Fund’s behalf, shall look only to the other Fund’s Property in settlement of those rights or claims and not to the property of any other series of the other Investment Company or to those trustees, officers, or shareholders.

11.4 This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been executed by Forum Funds, on behalf of Existing Fund, and the Trust, on behalf of New Fund. The headings contained herein are for reference purposes only and shall not affect in any way the meaning or interpretation hereof.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed and delivered by its duly authorized officer as of the day and year first written above.

FORUM FUNDS, on behalf of its series, EXCEED DEFINED SHIELD INDEX FUND

By:

Name: Jessica Chase

Title: President

MUTUAL FUND SERIES TRUST, on behalf of its series, CATALYST/EXCEED DEFINED SHIELD FUND

By:

Name: Jerry Szilagyi

Title: President

For purposes of paragraph 6 only:

CATALYST CAPITAL ADVISORS LLC

By:

Name: Jerry Szilagyi

Title: President

EXCEED ADVISORY LLC

By:

Name:

Title:

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APPENDIX B - FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Existing Fund’s financial performance for the periods shown. Certain information reflects financial results for a single Existing Fund share. The total returns in the tables reflect the rates an investment in the Existing Fund would have earned (or lost), assuming reinvestment of all dividends and distributions. The following information for the fiscal years ended November 30 has been derived from the Existing Fund’s financial statements, which have been audited by BBD, LLP, independent registered public accounting firm. It is an integral part of the Existing Fund’s audited financial statements included in the Existing Fund’s Annual Report to members, which is available upon request, and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. Also provided are the unaudited financial highlights for the fiscal periods ended May 31.

These financial highlights reflect selected data for a share outstanding throughout each period.
	For the Six Months Ended May 31, 2017		For the Year Ended November 30, 2016	April 14, 2015 (a) through November 30, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.14		$9.95	$10.00
INVESTMENT OPERATIONS
Net investment income (loss) (b)	0.02		0.01	(0.02)
Net realized and unrealized gain (loss)	0.67		0.18	(0.03	)(c)
Total from Investment Operations	0.69		0.19	(0.05)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.04)		—	—
Net realized gain	(0.03)		(0.01)	—
Total Distributions to Shareholders	(0.07)		(0.01)	—
REDEMPTION FEES (b)	—	(d)	0.01	—	(d)
NET ASSET VALUE, End of Period	$10.76		$10.14	$9.95
TOTAL RETURN	6.83	%(e)	2.03%	(0.50	)%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$12,971	$11,307		$2,712
Ratios to Average Net Assets:
Net investment income (loss)	0.43	%(f)	0.14%	(0.30	)%(f)
Net expenses	1.45	%(f)	1.45%	1.48	%(f)
Interest expenses	0.00	%(f)	0.00%	0.03	%(f)
Net expenses without interest expenses	1.45	%(f)	1.45%	1.45	%(f)
Gross expenses (g)	2.66	%(f)	3.04%	10.32	%(f)
PORTFOLIO TURNOVER RATE	70	%(e)	89%	41	%(e)

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.18		$9.97	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.03		0.04	—	(d)
Net realized and unrealized gain (loss)	0.68		0.17	(0.03	)(c)
Total from Investment Operations	0.71		0.21		(0.03)
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)		—	—
Net realized gain	(0.03)		(0.01)	—
Total Distributions to Shareholders	(0.08)		(0.01)	—
REDEMPTION FEES (b)	—	(d)	0.01	—	(d)
NET ASSET VALUE, End of Period	$10.81		$10.18	$9.97
TOTAL RETURN	7.03	%(e)	2.23%	(0.30	)%(e)
RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$15,445		$11,202	$6,114
Ratios to Average Net Assets:
Net investment income (loss)	0.65	%(f)	0.38%	(0.06	)%(f)
Net expenses	1.20	%(f)	1.20%	1.23	%(f)
Interest expenses	0.00	%(f)	0.00%	0.03	%(f)
Net expenses without interest expenses	1.20	%(f)	1.20%	1.20	%(f)
Gross expenses (g)	2.44	%(f)	3.01%	8.59	%(f)
PORTFOLIO TURNOVER RATE	70	%(e)	89%	41	%(e)

(a)			Commencement of operations.
(b)			Calculated based on average shares outstanding during each period.
(c)			Per share amount does not reflect the actual net realized and unrealized gain/(loss) for the period due to the timing of Fund share sales and the amount of per share realized and unrealized gains and losses at such time.
(d)			Less than $0.01 per share.
(e)			Not annualized.
(f)			Annualized.
(g)			Reflects the expense ratio excluding any waivers and/or reimbursements.

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APPENDIX C: INTERMEDIARY-SPECIFIC SALES CHARGE REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the New Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers.

MERRILL LYNCH

Effective April 10, 2017, shareholders purchasing New Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in the respective New Fund’s prospectus or SAI.

Front-end Sales Load Waivers on Class A Shares available at Merrill Lynch

•         Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan
•	Shares purchased through a Merrill Lynch affiliated investment advisory program
•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform
•	Shares purchased through the Merrill Edge Self-Directed platform

•         Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same New Fund (but not any other fund within the fund family)

•         Shares exchanged from Class C (i.e. level-load) shares of the same New Fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•         Directors or Trustees of the Funds, and employees of the Funds’ investment adviser or any of its affiliates, as described in the prospectus

•         Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)

CDSC Waivers on A and C Shares available at Merrill Lynch

•	Death or disability of the shareholder
•	Shares sold as part of a systematic withdrawal plan as described in the New Fund’s prospectus
•	Return of excess contributions from an IRA Account

•         Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
•	Shares acquired through a right of reinstatement

•         Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A and C shares only)

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

•	Breakpoints as described in this prospectus

•         Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•         Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time.

RBC CAPITAL MARKETS, LLC (“RBC”)

Front-end Sales Load Waivers on Class A Shares available at RBC

•	Employer-sponsored retirement plans.

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STATEMENT OF ADDITIONAL INFORMATION

July 27, 2017

EXCEED DEFINED SHIELD INDEX FUND

a series of Forum Funds

AND

CATALYST/EXCEED DEFINED SHIELD FUND

a series of Mutual Fund Series Trust

17605 Wright Street

Omaha, Nebraska 68130

1-800-287- 9820

This Statement of Additional Information is not a prospectus but should be read in conjunction with the Proxy Statement/Prospectus dated, July 27, 2017, for the Special Meeting of Shareholders of Forum Funds with respect to the Exceed Defined Shield Index Fund (the "Existing Fund" ) to be held on August 30, 2017. At the Special Meeting, shareholders of the Existing Fund will be asked to consider and approve the proposed Agreement and Plan of Reorganization (the "Reorganization Agreement"), by and between Forum Funds, on behalf of the Existing Fund, and Mutual Fund Series Trust, on behalf of the Catalyst/Exceed Defined Shield Fund, a series of the Mutual Fund Series Trust (the “New Fund’). Copies of the Proxy Statement/Prospectus may be obtained at no charge by calling 1-866-447-4228. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

Further information about the Existing Fund is contained in and incorporated by reference to the Statement of Additional Information for Forum Funds date April 1, 2017. The audited financial statements and related independent registered public accountants' report for the Existing Fund contained in the Annual Report to Shareholders for the fiscal year ended November 30, 2016 are incorporated herein by reference. Copies are available upon request and without charge by calling 1-(844) 800-5092.

The Statement of Additional Information for the New Fund is not yet effective and is subject to completion. The New Fund has not yet commenced operations and, therefore, has not produced shareholder reports.

TABLE OF CONTENTS

Introduction	2
Mutual Fund Series Trust	2
Investment Restrictions	3
Other Investment Policies	3
Additional Information about Investments and Risks	4
Disclosure of Portfolio Holdings	24
Trustees and Officers	25
Principal Shareholders	29
Advisor	30
Code of Ethics	33
Transfer Agent, Fund Accounting Agent and Administrator	33
Compliance Service	34
Custodian	34
Independent Registered Public Accounting Firm	35
Counsel	35
Distributor	35
Additional Compensation to Financial Intermediaries	36
Proxy Voting Policy	37
Portfolio Turnover	37
1

Portfolio Transactions	37
Purchase and Redemption of Shares	39
Reduction of Up-Front Sales Charge on Class A Shares	40
Waivers of Up-Front Sales Charge on Class A Shares	41
Exchange Privilege	41
Net Asset Value	41
Tax Information	42
Investments In Foreign Securities	42
Backup Withholding	43
Foreign Shareholders	44
Financial Statements	44
Appendix A	45
Appendix B	47

INTRODUCTION

The proposed transaction, if approved by shareholders, will result in: (i) the transfer of all of the assets and liabilities of the Existing Fund in exchange for shares of the New Fund; and (ii) the distribution of shares of the New Fund so received to shareholders of the Existing Fund.

Under the Reorganization, the Existing Fund is proposed to be reorganized into the New Fund.

Pro forma financial information has not been prepared for the Reorganization because the Existing Fund will be reorganized into the newly-organized New Fund with no assets and liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Existing Fund.

MUTUAL FUND SERIES TRUST

The Trust, an Ohio business trust, is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company (or mutual fund). The Trust was formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. The Fund is separate non-diversified series of the Trust. There are currently several other series (or funds) and additional series may be created by the Board of Trustees of the Trust (“Board” or “Trustees”) from time to time.

Catalyst Capital Advisors LLC (“Catalyst” or the “Advisor”) acts as the investment adviser to the Fund.

Exceed Advisory LLC (Exceed” or the Sub-Advisor”) serves as the investment sub-advisor to the Fund.

The Trust does not issue share certificates. All shares are held in non-certificate form registered on the books of the Trust and the Trust’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. There can be no assurance that a series will grow to an economically viable size, in which case the Trustees may determine to liquidate the series at a time that may not be opportune for shareholders. Any general expenses of the Trust not readily identifiable as belonging to a particular series

2

are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

The Fund offers four classes of shares: Class A, Class C, Class I, and Class T Shares. Each share class represents an interest in the same assets of a Fund, has the same rights and is identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental policies of the Fund and cannot be changed unless the change is approved by the lesser of (a) 67% or more of the shares present at a meeting of shareholders if the holders of more than 50% of the outstanding voting shares of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Fund.

As a matter of fundamental policy, the Fund may not:

(a)        borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(b)        issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(c)        engage in the business of underwriting securities issued by others, except to the extent that a Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

(d)        purchase or sell real estate, which does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;

(e)        purchase or sell physical commodities or forward contracts relating to physical commodities;

(f)        make loans to others, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with a Fund's investment objective and policies may be deemed to be loans;

(g)       invest 25% or more of its total assets in a particular industry or group of industries, except that the Fund may focus its investments in securities of a particular industry to the extent that the NASDAQ Exceed Defined Protection Index does. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

OTHER INVESTMENT POLICIES

The following investment policies are not fundamental and may be changed by the Board without the approval of the shareholders of the Fund:

(a)       The Fund will not invest more than 15% of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities. Rule 144A securities with registration rights are not considered to be illiquid;

(b)       The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or

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redemption of securities, or to arrangements with respect to transactions involving futures contracts, and other permitted investments and techniques;

(c)                 The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with permitted borrowings. The Fund will not mortgage, pledge or hypothecate more than 1/3 of its assets as collateral for such borrowing, and immediately after such borrowing the Fund shall maintain asset coverage of 300% of all borrowing. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales, securities lending and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation;

(d)                 The Fund will not purchase any security while borrowings (including reverse repurchase transactions) representing more than one third of its total assets are outstanding.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Temporary Defensive Positions

From time to time, the Fund may take temporary defensive positions, which are inconsistent with a Fund's principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, a Fund may hold all or a portion of its assets in money market instruments, including cash, cash equivalents, U.S. government securities, other investment grade fixed income securities, certificates of deposit, bankers acceptances, commercial paper, money market funds and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  If a Fund invests in a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. Although a Fund would do this only in seeking to avoid losses, the Fund will be unable to pursue its investment objective during that time, and it could reduce the benefit from any upswing in the market.

ADDITIONAL INFORMATION ABOUT INVESTMENTS AND RISKS

Unless restricted by the fundamental policies of any Fund, the following policies supplement the investment objective and policies of the Fund as set forth in the Prospectus.

Common Stocks. The Fund may invest in common stocks, which include the common stock of any class or series of domestic or foreign corporations or any similar equity interest, such as a trust or partnership interest. These investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. The Fund may also invest in warrants and rights related to common stocks.

Investments in Small and Unseasoned Companies. Unseasoned and small companies may have limited or unprofitable operating histories, limited financial resources, and inexperienced management. In addition, they often face competition from larger or more established firms that have greater resources. Securities of small and unseasoned companies are frequently traded in the over-the-counter market or on regional exchanges where low trading volumes may result in erratic or abrupt price movements. To dispose of these securities, a Fund may need to sell them over an extended period or below the original purchase price. Investments by a Fund in these small or unseasoned companies may be regarded as speculative.

Securities of Other Investment Companies. The Fund may invest in securities issued by other investment companies. The Fund intends to limit its investments in accordance with applicable law or as permitted by an SEC rule or exemptive order. Among other things, such law would limit these investments so that, as determined immediately after a securities purchase is made by a Fund: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company (the "5% Limitation"); (b) not more than 10% of the

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value of its total assets will be invested in the aggregate in securities of investment companies as a group (the "10% Limitation"); (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned by the Fund together with all other investment companies that have the same adviser. Under certain sets of conditions, different sets of restrictions may be applicable. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their Shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne directly by Shareholders.

The Catalyst Funds intend to rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation, provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by Financial Industry Regulatory Authority (“FINRA”) for funds of funds.

Exchange Traded Funds. The Fund may invest in a range of exchange-traded funds ("ETFs"). An ETF is an investment company that offers investors a proportionate share in a portfolio of stocks, bonds, commodities, currencies or other securities. Like individual equity securities, ETFs are traded on a stock exchange and can be bought and sold throughout the day. Traditional ETFs attempt to achieve the same investment return as that of a particular market index, such as the Standard & Poor's 500 Index. To mirror the performance of a market index, an ETF invests either in all of the securities in the index or a representative sample of securities in the index. Some ETFs also invest in futures contracts or other derivative instruments to track their benchmark index. Unlike traditional indexes, which generally weight their holdings based on relative size (market capitalization), enhanced or fundamentally weighted indexes use weighting structures that include other criteria such as earnings, sales, growth, liquidity, book value or dividends. Some ETFs also use active investment strategies instead of tracking broad market indexes. Investments in ETFs are considered to be investment companies, see "Securities of Other Investment Companies" above.

When a Fund invests in ETFs, it is subject to the specific risks of the underlying investment of the ETF. These risks could include those associated with small companies, illiquidity risk, sector risk, foreign and emerging market risk, short selling, leverage as well as risks associated with fixed income securities, real estate investments, and commodities. ETFs in which the Fund invests will not be able to replicate exactly the performance of the indices or sector they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities. In addition, the ETFs in which the Fund invests will incur expenses not incurred by their applicable indices. Certain securities comprising the indices tracked by the ETFs may, from time to time, temporarily be unavailable, which may further impede the ETFs' ability to track their applicable indices.

When a Fund invests in sector ETFs, there is a risk that securities within the same group of industries will decline in price due to sector-specific market or economic developments. If a Fund invests more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector. As a result, a Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some sectors could be subject to greater government regulation than other sectors. Therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors. The sectors in which the Fund may be more heavily invested will vary.

To offset the risk of declining security prices, the Fund may invest in inverse ETFs.  Inverse ETFs are funds designed to rise in price when stock prices are falling.   Inverse ETF index funds seek to provide investment results that will match a certain percentage of the inverse of the performance of a specific benchmark on a daily basis.  For example, if an inverse ETFs current benchmark is the inverse of the Russell 2000 Index and the ETF meets its objective, the value of the ETF will tend to increase on a daily basis when the value of the underlying index decreases (e.g., if the Russell 2000 Index goes down 5% then the inverse ETF’s value should go up 5%).  Under the 1940 Act, the Fund may not acquire shares of another investment company (ETFs or other investment companies) if, immediately after such acquisition, the Fund and its affiliated persons would hold more

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than 3% of the ETF’s or investment company’s total outstanding stock (“3% Limitation”). Accordingly, the Fund is subject to the 3% Limitation unless: (i) the ETF or the Fund has received an order for exemptive relief from the 3% Limitation from the SEC that is applicable to the Fund; and (ii) the ETF and the Fund take appropriate steps to comply with any conditions in such order. The SEC has issued such an exemptive order to iShares Trust and iShares, Inc. which permits investment companies to invest in the various series of the iShares Trust and iShares, Inc. (“iShares Funds”) beyond the 3% Limitation, subject to certain terms and conditions, including that such investment companies enter into an agreement with the iShares Funds. The Fund may seek to qualify to invest in iShares Funds in excess of the 3% Limitation.

To the extent the 3% Limitation applies to certain ETFs, that limitation may prevent the Fund from allocating its investments in the manner that the Fund’s Advisor, considers optimal, or cause the Fund to select a similar index or sector-based mutual fund or other investment company (“Other Investment Companies”), or a similar basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate) (“Stock Baskets”) as an alternative. The Fund may also invest in Other Investment Companies or Stock Baskets when the Advisor believes they represent more attractive opportunities than similar ETFs. The Fund’s investments in Other Investment Companies will be subject to the same 3% Limitation described above.

ETFs or Inverse ETFs may employ leverage, which magnifies the changes in the underlying stock index upon which they are based.  Any strategy that includes inverse or leveraged securities could cause a Fund to suffer significant losses.

Closed-End Investment Companies. The Fund may invest in “closed-end” investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund, together with any company or companies controlled by the Fund, and any other investment companies having a sub-adviser as an investment adviser, may purchase only up to 10% of the total outstanding voting stock of any closed-end fund. Typically, the common shares of closed-end funds are offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission. Such securities are then listed for trading on a national securities exchange or in the over-the-counter markets. Because the common shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell common shares of closed-end funds in the secondary market. The common shares of closed-end funds may trade at a price per share which is more or less than the NAV per share, the difference representing the “market premium” and the “market discount” of such common shares, respectively.

There can be no assurance that a market discount on common shares of any closed-end fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the fund’s shares. Similarly, there can be no assurance that the common shares of closed-end funds which trade at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. The Fund may also invest in preferred shares of closed-end funds.

An investor in the Fund should recognize that he may invest directly in closed-end funds and that by investing in closed-end funds indirectly through the Fund he will bear not only his proportionate share of the expenses of the Fund (including operating costs and investment advisory and administrative fees) but also, indirectly, similar fees of the underlying closed-end funds. An investor may incur increased tax liabilities by investing in the Fund rather than directly in the underlying funds.

Business Development Companies (BDCs) and Special Purpose Acquisition Companies (SPACs). The Fund may invest in BDCs and SPACs. Federal securities laws impose certain restraints upon the organization and operations of BDCs and SPACs. For example, BDCs are required to invest at least 70% of their total assets primarily in securities of private companies or in thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt instruments that mature in one year or less. SPACs typically hold 85% to 100% of the proceeds raised from their IPO in trust to be used at a later date for a merger or acquisition. The SPAC must sign a letter of intent for a merger or acquisition within 18 months of the IPO. Otherwise it will be forced to dissolve and return the assets held in the trust to the public stockholders. However, if a letter of intent is

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signed within 18 months, the SPAC can close the transaction within 24 months. In addition, the target of the acquisition must have a fair market value that is equal to at least 80% of the SPAC’s assets at the time of acquisition and a majority of shareholders voting must approve this combination with no more than 20% of the shareholders voting against the acquisition and requesting their money back. When a deal is proposed, a shareholder can stay with the transaction by voting for it or elect to sell his shares in the SPAC if voting against it. SPACs are more transparent than private equity as they may be subject to certain SEC regulations, including registration statement requirements under the Securities Act of 1933 and 10-K, 10-Q and 8-K financial reporting requirements. Since SPACs are publicly traded, they provide limited liquidity to an investor (i.e. investment comes in the form of common shares and warrants which can be traded). Other than the risks normally associated with IPOs, SPACs’ public shareholders' risks include limited liquidity of their securities (as shares are generally thinly traded), loss of 0-15% of their investments (resulting from the SPACs operating costs) if no deals are made and lack of investment diversification as assets are invested in a single company.

Options on Securities. The Fund may purchase put or call options on equity securities (including securities of ETFs). The Fund may also write call options and put options on stocks only if they are covered, as described below, and such options must remain covered so long as the Fund is obligated as a writer. Option transactions can be executed either on a national exchange or through a private transaction with a broker-dealer (an “over-the-counter” transaction). The Fund may write (sell) “covered” call options and purchase options in a spread to hedge (cover) written options, and to close out options previously written by it.

A call option gives the holder (buyer) the “right to purchase” a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer (seller) of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by purchasing an option identical to that previously sold. To secure the obligation to deliver the underlying security upon exercise of a call option subject to the Options Clearing Corporation (“OCC”), a writer is required to deposit in escrow the underlying security or other assets in accordance with OCC rules.

The purpose of writing covered call options is to generate additional premium income for a Fund. This premium income will serve to enhance a Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of the Advisor, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the particular Fund.

A Fund may write only call options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying security or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that security. In addition, a Fund will not permit the call to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described below. If a Fund writes a call option, the purchaser of the option has the right to buy (and the Fund has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation as the writer of a call option to deliver the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. A Fund would not be able to effect a closing purchase transaction after it had received notice of exercise. Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objective. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options, which the Fund will not do unless the Fund arranges to have its Custodian segregate sufficient cash or liquid assets as described above), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund has no control over when the Fund may be required to sell the underlying securities, since it may be assigned an exercise notice at any

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time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, the Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security. The security, cash or other liquid assets covering the call will be maintained either in a segregated status by the Fund’s Custodian or on deposit in escrow in accordance with OCC rules.

The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Advisor, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for such option. The premium received by a Fund for writing covered call options will be recorded as a liability in the Fund’s statement of assets and liabilities. This liability will be adjusted daily to the option’s current market value which is the mean of the closing bid and asked prices, after closing rotation is completed (i.e., after such closing prices are computed, currently at 4:02 p.m. and 4:15 p.m., depending on the type of contract), the closing prices as of the time at which the net asset value per share of the Fund is computed (the close of the New York Stock Exchange). The liability will be extinguished upon expiration of the option, the purchase of an identical option in a closing transaction, or delivery of the underlying security upon the exercise of the option.

Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot effect such a closing transaction, and it does not wish to segregate cash or other liquid assets equal in value to the exercise liability of the option adjusted daily to the option’s current market value, the Fund may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.

The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to the Fund, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.

A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. It is possible that the cost of effecting a closing transaction may be greater than the premium received by a Fund for writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the purchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

In order to write a call option, a Fund is required to comply with OCC rules and the rules of the various exchanges with respect to collateral requirements.

A Fund may also purchase put options so long as they are listed on an exchange. If a Fund purchases a put option, it has the option to sell the subject security at a specified price at any time during the term of the option.

Purchasing put options may be used as a portfolio investment strategy when the Advisor perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock that the Advisor feels has strong fundamentals, but for some

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reason may be weak in the near term, it may purchase a listed put on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put option’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which the Fund will be able to hedge against a decline in the underlying security. If, during the period of the option the market price for the underlying security remains at or above the put option’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

A Fund may write put options on a fully covered basis on a stock the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. If a Fund writes a put option, the purchaser of the option has the right to sell (and the Fund has the obligation to buy) the underlying security at the exercise price throughout the term of the option. The initial amount paid to a Fund by the purchaser of the option is the “premium”. A Fund’s obligation to purchase the underlying security against payment of the exercise price will terminate either upon expiration of the option or earlier if the Fund is able to effect a “closing purchase transaction” through the purchase of an equivalent option. There can be no assurance that a closing purchase transaction can be effected at any particular time or at all. In all cases where a put option is written, that is not covered by the Fund’s having an immediate and absolute right to sell such securities, a Fund will segregate with its Custodian, or pledge to a broker as collateral any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the exercise price of the put option multiplied by the number of options contracts written times the option multiplier, which will be adjusted daily to the option’s current market value.

A Fund may purchase a call option or sell a put option on a stock (including securities of ETFs) it may purchase at some point in the future. The purchase of a call option or sale of a put option is viewed as an alternative to the purchase of the actual stock. The number of option contracts purchased multiplied by the exercise price times the option multiplier will normally not be any greater than the number of shares that would have been purchased had the underlying security been purchased. If a Fund purchases a call option, it has the right but not the obligation to purchase (and the seller has the obligation to sell) the underlying security at the exercise price throughout the term of the option. The initial amount paid by a Fund to the seller of the call option is known as the “premium”. If during the period of the option the market price of the underlying security remains at or below the exercise price, a Fund will be able to purchase the security at the lower market price. The profit or loss a Fund may realize on the eventual sale of a security purchased by means of the exercise of a call option will be reduced by the premium paid for the call option. If, during the period of the call option, the market price for the underlying security is at or below the call option’s strike price, the call option will expire worthless, representing a loss of the price a Fund paid for the call option, plus transaction costs.

Stock Index Options. Except as described below, a Fund will write call options on stock indexes only if on such date it holds a portfolio of stocks at least equal to the value of the index times the multiplier times the number of contracts or the Fund arranges with its Custodian to segregate cash or other liquid assets equal in value to the exercise liability of the call option adjusted daily to the option’s current market value. When a Fund writes a call option on a broadly-based stock market index, it will segregate with its custodian, and/or pledge to a broker as collateral for the option, any combination of “qualified securities” (which consists of cash, U.S. Government securities or other liquid securities) with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts.

If at the close of business on any business day the market value of such qualified securities so segregated or pledged falls below 100% of the current stock index value times the multiplier times the number of contracts, a Fund will so segregate and/or pledge an amount in cash or other liquid assets or securities equal in value to the difference. However, if a Fund holds a call on the same index as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, short-term U.S. Government securities, or other liquid securities (including common stocks) in a segregated account with the Custodian, it will not be subject to the requirements described in this section.

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Risks of Transactions in Stock Options. Purchase and sales of options involves the risk that there will be no market in which to effect a closing transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series or if the transaction was an over-the-counter transaction, through the original broker-dealer. Although a Fund will generally buy and sell options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. If the Fund, as a covered call or put option writer, is unable to effect an offsetting closing transaction in a secondary market, and does not arrange with its Custodian to segregate cash or other liquid assets equal in value to the Fund’s exercise liability of the option adjusted daily to the option’s current market value, it will, for a call option it has written, not be able to sell the underlying security until the call option expires and, for a put option it has written, not be able to avoid purchasing the underlying security until the put option expires.

Risks of Options on Stock Indexes. The Fund’s purchase and sale of options on stock indexes will be subject to risks described above under “Risks of Transactions in Stock Options”. In addition, the distinctive characteristics of options on stock indexes create certain risks that are not present with stock options.

Since the value of a stock index option depends upon the movements in the level of the stock index, rather than the price of a particular stock, whether a Fund will realize a gain or loss on the purchase or sale of an option on a stock index depends upon movements in the level of stock prices in the stock market generally or in an industry or market segment rather than movements in the price of a particular stock. Accordingly, successful use by a Fund of options on stock indexes is subject to the Advisor’s ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment. This requires skills and techniques different from predicting changes in the price of individual stocks.

Stock index prices may be distorted if trading of certain stocks included in the stock index is interrupted. Trading in the stock index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the stock index. If this occurred, a Fund would not be able to close out options that it had purchased or written and, if restrictions on exercise were imposed, might not be able to exercise an option that it was holding, which could result in substantial losses to the Fund. It is the policy of the Fund to purchase or write options only on stock indexes that include a number of stocks sufficient to minimize the likelihood of a trading halt in the stock index, for example, the S&P 100 or S&P 500 index option.

Trading in stock index options commenced in April 1983 with the S&P 100 option (formerly called the CBOE 100). Since that time, a number of additional stock index option contracts have been introduced, including options on industry stock indexes. Although the markets for certain stock index option contracts have developed rapidly, the markets for other stock index options are still relatively illiquid. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop in all stock index option contracts. Fund will not purchase or sell stock index option contracts unless and until, in the Advisor’s opinion, the market for such options has developed sufficiently that the risk in connection with these transactions is no greater than the risk in connection with options on stock.

Hedging. Hedging is a means of transferring risk that an investor does not wish to assume during an uncertain market environment. The Fund are permitted to enter into these transactions solely: (a) to hedge against changes in the market value of portfolio securities and against changes in the market value of securities intended to be purchased, (b) to close out or offset existing positions, or (c) to manage the duration of a portfolio’s fixed income investments.

Hedging activity in a Fund may include buying or selling (writing) put or call options on stocks, shares of exchange traded funds or stock indexes, entering into stock index futures contracts or buying or selling options on stock index futures contracts or financial futures contracts, such as futures contracts on U.S. Treasury securities and interest related indices, and options on financial futures. The Fund will buy or sell options on stock index futures traded on a national exchange or board of trade and options on securities and on stock indexes traded on national securities exchanges or through private transactions directly with a broker-dealer. The Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. A Fund may hedge against fluctuations in currency exchange rates, in

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connection with its investments in foreign securities, by purchasing foreign forward currency exchange contracts. All hedging transactions must be appropriate for reduction of risk and they cannot be for speculation.

The Fund may engage in transactions in futures contracts and options on futures contracts.

Regulation as a Commodity Pool Operator The Trust, on behalf of the Fund, has filed with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund's operations.  Accordingly, the Fund is not currently subject to registration or regulation as a commodity pool operator.

Convertible Securities. The Fund may invest in convertible securities, including debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time. They also entitle the holder to receive interest or dividends until the holder elects to exercise the conversion privilege.

The terms of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are generally subordinate to the claims of other creditors, and senior to the claims of preferred and common stockholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinate to the claims of all creditors and are senior to the claims of common stockholders. As a result of their ranking in a company’s capitalization, convertible securities that are rated by nationally recognized statistical rating organizations are generally rated below other obligations of the company and many convertible securities are not rated.

Preferred Stock. The Fund may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer’s earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of the preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

Warrants. The Fund may invest in warrants. A Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. Warrants are securities that give the holder the right, but not the obligation to purchase equity issues of the company issuing the warrants, or a related company, at a fixed price either on a date certain or during a set period. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant.

Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. At the time of issue, the cost of a warrant is substantially less than the cost of the underlying security itself, and price movements in the underlying security are generally magnified in the price movements of the warrant. This leveraging effect enables the investor to gain exposure to the underlying security with a relatively low capital investment. This leveraging increases an investor’s risk, however, in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

United States Government Obligations. The Fund may invest in obligations issued or guaranteed by the United States Government, or by its agencies or instrumentalities. Obligations issued or guaranteed by federal agencies or instrumentalities may or may not be backed by the “full faith and credit” of the United States. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds, and obligations of the Government National Mortgage Association, the Farmers Home Administration, and

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the Export-Import Bank. In the case of securities not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, obligations of the Tennessee Valley Authority, the Federal National Mortgage Association and the United States Postal Service, each of which has the right to borrow from the United States Treasury to meet its obligations, and obligations of the Federal Farm Credit System and the Federal Home Loan Banks, both of whose obligations may be satisfied only by the individual credits of each issuing agency.

Foreign Government Obligations. The Fund may invest in short-term obligations of foreign sovereign governments or of their agencies, instrumentalities, authorities or political subdivisions. These securities may be denominated in United States dollars or in another currency. See “Foreign Investment Risk.”

Bank Obligations. The Fund may invest in bank obligations such as bankers’ acceptances, certificates of deposit, and time deposits.

Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Investments will be in bankers’ acceptances guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

Commercial Paper. Commercial paper consists of unsecured promissory notes, including Master Notes, issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Master Notes, however, are obligations that provide for a periodic adjustment in the interest rate paid and permit daily changes in the amount borrowed.

Master Notes are governed by agreements between the issuer and the Advisor acting as agent, for no additional fee, in its capacity as adviser to a Fund and as fiduciary for other clients for whom it exercises investment discretion. The monies loaned to the borrower come from accounts maintained with or managed by the Advisor or its affiliates pursuant to arrangements with such accounts. Interest and principal payments are credited to such accounts. The Advisor, acting as a fiduciary on behalf of its clients, has the right to increase or decrease the amount provided to the borrower under an obligation. The borrower has the right to pay without penalty all or any part of the principal amount then outstanding on an obligation together with interest to the date of payment. Since these obligations typically provide that the interest rate is tied to the Treasury bill auction rate, the rate on Master Notes is subject to change. Repayment of Master Notes to participating accounts depends on the ability of the borrower to pay the accrued interest and principal of the obligation on demand which is continuously monitored by the Advisor. Master Notes typically are not rated by credit rating agencies.

The Fund may purchase commercial paper consisting of issues rated at the time of purchase within the three highest rating categories by a nationally recognized statistical rating organization (an “NRSRO”). The Fund may also invest in commercial paper that is not rated but is determined by the Advisor, under guidelines established by the Trust’s Board of Trustees, to be of comparable quality.

Other Fixed Income Securities. Other fixed income securities in which the Fund may invest include nonconvertible preferred stocks and nonconvertible corporate debt securities.

The Fund may invest in short-term investments (including repurchase agreements “collateralized fully,” as provided in Rule 2a-7 under the 1940 Act; interest-bearing or discounted commercial paper, including dollar denominated commercial paper of foreign issuers; and any other taxable and tax-exempt money market instruments, including variable rate demand notes, that are “Eligible Securities” as defined in Rule 2a-7 under the 1940 Act).

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Variable Amount Master Demand Notes. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic readjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The Advisor will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable and Floating Rate Notes. A variable rate note is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies. These notes must satisfy the same quality standards as commercial paper investments. Unrated variable and floating rate notes purchased by a Fund must be determined by the Advisor under guidelines approved by the Trust’s Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, a Fund may resell the note at any time to a third party. The absence of an active secondary market, however, could make it difficult for a Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and a Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

Foreign Investments. The Fund may invest in certain obligations or securities of foreign issuers. Certain of these investments may be in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), other similar depositary receipts, and exchange traded funds (“ETFs”) or other investment companies that invest in foreign securities, Yankee Obligations, and U.S. dollar-denominated securities issued by foreign branches of U.S. and foreign banks. Foreign investments may subject a Fund to investment risks that differ in some respects from those related to investment in obligations of U.S. domestic issuers. Such risks include future adverse political and economic developments, possible seizure, nationalization, or expropriation of foreign investments, less stringent disclosure requirements, the possible establishment of exchange controls or taxation at the source or other taxes, and the adoption of other foreign governmental restrictions.

Additional risks include less publicly available information, less government supervision and regulation of foreign securities exchanges, brokers and issuers, the risk that companies may not be subject to the accounting, auditing and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and that therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, and the risk that custodian and brokerage costs may be higher. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. Certain of these investments may subject the Fund to currency fluctuation risks.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of the Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

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In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets.

Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Depositary Receipts. The Fund’s investments may include securities of foreign issuers in the form of sponsored or unsponsored ADRs, GDRs and EDRs. ADRs are depositary receipts typically issued by a United State bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by United States banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, depositary receipts in registered form are designed for use in the United States securities market and depositary receipts in bearer form are designed for use in securities markets outside the United States Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Ownership of unsponsored depositary receipts may not entitle the Fund to financial or other reports from the issuer of the underlying security, to which it would be entitled as the owner of sponsored depositary receipts.

Emerging Markets. The Fund may invest in securities of issuers located in “emerging markets” (lesser developed countries located outside of the U.S.) or ETFs or other investment companies that invest in emerging market securities. Investing in emerging markets involves not only the risks described above with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. For example, many investments in emerging markets experienced significant declines in value due to political and currency volatility in emerging markets countries during the latter part of 1997 and the first half of 1998. Other characteristics of emerging markets that may affect investment include certain national policies that may restrict investment by foreigners in issuers or industries deemed sensitive to relevant national interests and the absence of developed structures governing private and foreign investments and private property. The typically small size of the markets of securities of issuers located in emerging markets and the possibility of a low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities.

When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis. Delivery of and payment for these securities may take as long as a month or more after the date of the purchase commitment. The value of these securities is subject to market fluctuation during this period and no interest or income accrues to a Fund until settlement. The Fund will maintain with the custodian a separate account with a segregated portfolio of liquid assets consisting of cash, U.S. Government securities or other liquid high-grade debt securities in an amount at least equal to these commitments. When entering into a when-issued or delayed delivery transaction, a Fund will rely on the other party to consummate the transaction; if the other party fails to do so, the Fund may be disadvantaged. It is the current policy of the Fund not to enter into when-issued commitments exceeding in the aggregate 25% of the market value of a Fund’s total assets, less liabilities other than the obligations created by these commitments.

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Lower Rated or Unrated Securities. Securities rated Baa by Moody’s or BBB by S&P or lower, or deemed of comparable quality by the Advisor, may have speculative characteristics. Securities rated below investment grade, i.e., below Baa or BBB, or deemed of comparable quality by the Advisor, have higher yields but also involve greater risks than higher rated securities. Under guidelines used by rating agencies, securities rated below investment grade, or deemed of comparable quality, have large uncertainties or major risk exposures in the event of adverse conditions, which features outweigh any quality and protective characteristics. Securities with the lowest ratings are considered to have extremely poor prospects of ever attaining any real investment standing, to have a current identifiable vulnerability to default, to be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could, in certain instances, reduce the value of such securities held by a Fund with a commensurate effect on the value of its shares.

The secondary market for lower rated securities is not as liquid as that for higher rated securities. This market is concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and investment companies. In addition, the trading market for lower rated securities is generally lower than that for higher-rated securities, and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on a Fund’s ability to dispose of these securities and may limit its ability to obtain accurate market quotations for purposes of determining the value of its assets. If the Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value its portfolio, requiring them to rely more on judgment. Less liquid secondary markets may also affect a Fund’s ability to sell securities at their fair value. The Fund may invest up to 15% of its net assets, measured at the time of investment, in illiquid securities, which may be more difficult to value and to sell at fair value. If the secondary markets for high yield debt securities are affected by adverse economic conditions, the proportion of a Fund’s assets invested in illiquid securities may increase.

In the case of corporate debt securities, while the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. Price volatility in these securities will be reflected in a Fund’s share value. In addition, such securities generally present a higher degree of credit risk. Issuers of these securities often are highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.

A description of the quality ratings of certain NRSROs is contained in Appendix A.

Zero Coupon Securities. The Fund may invest in “zero coupon” U.S. Treasury, foreign government and U.S. and foreign corporate convertible and nonconvertible debt securities, which are bills, notes and bonds that have been stripped of their unmatured interest coupons and custodial receipts or certificates of participation representing interests in such stripped debt obligations and coupons. A zero coupon security pays no interest to its holder prior to maturity. Accordingly, such securities usually trade at a deep discount from their face or par value and will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities that make current distributions of interest. The Fund anticipates that it will not normally hold zero coupon securities to maturity. Redemption of shares of the Fund that require it to sell zero coupon securities prior to maturity may result in capital gains or losses that may be substantial. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year, even though the holder receives no interest payment on the security during the year. Such accrued discount will be includible in determining the amount of dividends the Fund must pay each year and, in order to generate cash necessary to pay such dividends, the Fund may liquidate portfolio securities at a time when it would not otherwise have done so.

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Forward Foreign Currency Exchange Contracts. A Fund may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. A forward contract may be used by a Fund only to hedge against possible variations in exchange rates of currencies in countries in which it may invest. A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

Futures Contracts. The Fund may invest in futures contracts and options thereon (stock index futures contracts, interest rate futures contracts or currency futures contracts or options thereon) to hedge or manage risks associated with the Fund’s securities investments. When a futures contract is executed, each party deposits with a futures commission merchant (“FCM”) or broker (“Custodian”), or in a segregated custodial account, a specified percentage of the contract amount, called the initial margin, and during the term of the contract, the amount of the deposit is adjusted based on the current value of the futures contract by payments of variation margin to or from the FCM or broker or segregated custodial account. In the case of options on futures, the holder of the option pays a premium and receives the right, upon exercise of the option at a specified price during the option period, to assume the option writer’s position in the futures contract and related margin account. If the option is exercised on the last trading day, cash in an amount equal to the difference between the option exercise price and the closing level of the relevant index, interest rate or currency price, as applicable, on the expiration date is delivered.

As required by the 1940 Act, a Fund may purchase or sell futures contracts or options thereon only if the Fund’s liability for the futures position is “covered” by an offsetting position in a futures contract or option thereon, or by the Fund’s segregating liquid assets equal to the Fund’s liability on the futures contract or option thereon, which are adjusted daily to equal the current market value of Fund’s liability on the futures contract or option thereon. To enter into a futures contract, an amount of cash, U.S. Government securities, or other liquid securities or assets, equal to the market value of the futures contract, is segregated with the Custodian and/or in a margin account with a FCM or broker, and this amount of cash or cash equivalents is adjusted daily to the current market value of the futures contract to collateralize the position and thereby ensure that the use of such futures is unleveraged. Alternatively, a Fund may cover such positions by purchasing offsetting positions, or by using a combination of offsetting positions and cash or other liquid securities or assets.

Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Fund might be required to make delivery of the instruments underlying futures contracts it holds. The inability to close positions in futures or options thereon also could have an adverse impact on a Fund’s ability to hedge or manage risks effectively.

Successful use of futures by a Fund is also subject to the Advisor’s ability to predict movements correctly in the direction of the market. There is typically an imperfect correlation between movements in the price of the future and movements in the price of the securities that are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Advisor may still not result in a successful hedging transaction over a short time frame.

The trading of futures contracts is also subject to the risk of trading halts, suspension, exchange or clearing house equipment failures, government intervention, insolvency of a commodities or brokerage firm or clearing house or other disruption of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

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The purchase and sale of futures contracts or related options will not be a primary investment technique of the Fund. A Fund will purchase or sell futures contracts (or related options thereon) in accordance with the CFTC regulations described above.

Interest Rate Futures. A Fund may purchase an interest rate futures contract as a hedge against changes in interest rates. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific interest rate sensitive financial instrument (debt security) at a specified price, date, time and place. Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Thus, if a Fund holds long-term debt obligations and the Advisor anticipates a rise in long-term interest rates, the Fund could, instead of selling its debt obligations, enter into an interest rate futures contract for the sale of similar long-term securities. If interest rates rise, the value of the futures contract would also rise, helping to offset the price decline of the obligations held by the Fund. A Fund might also purchase futures contracts as a proxy for underlying securities that it cannot currently buy.

Stock Index Futures. A Fund may purchase and sell stock index futures contracts as a hedge against changes resulting from market conditions in the values of securities that are held in its portfolio or that it intends to purchase or when such purchase or sale is economically appropriate for the reduction of risks inherent in the ongoing management of the Fund. A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

A Fund may hedge a portion of its portfolio by selling stock index futures contracts or purchasing puts on these contracts to limit exposure to an actual or anticipated market decline. This provides an alternative to liquidation of securities positions. Conversely, during a market advance or when the Advisor anticipates an advance, a Fund may hedge a portion of its portfolio by purchasing stock index futures, or options on these futures. This affords a hedge against a Fund not participating in a market advance when it is not fully invested and serves as a temporary substitute for the purchase of individual securities, which may later be purchased in a more advantageous manner.

A Fund’s successful use of stock index futures contracts depends upon the Advisor’s ability to predict the direction of the market and is subject to various additional risks. The correlation between movement in the price of the stock index future and the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of a Fund’s portfolio diverges from the composition of the relevant index. In addition, if a Fund purchases futures to hedge against market advances before it can invest in common stock in an advantageous manner and the market declines, there may be a loss on the futures contracts. In addition, the ability of a Fund to close out a futures position or an option on futures depends on a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option on a futures contract at any particular time. The risk of loss to a Fund is theoretically unlimited when the Fund sells an uncovered futures contract because there is an obligation to make delivery unless the contract is closed out, regardless of fluctuations in the price of the underlying security.

Foreign Currency Futures Transactions. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contract are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of their financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange.

Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

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A Fund may write only foreign currency options that are “covered” or for which the Fund has segregated liquid assets equal to the exercise liability of the option that are adjusted daily to the option’s current market value. A call option is “covered” if the Fund either owns the underlying currency or has an absolute and immediate right (such as a call with the same or a later expiration date) to acquire that currency. A Fund may write put options on a fully covered basis on a currency the Fund intends to purchase or where the Fund arranges with its Custodian to segregate cash or other liquid asset equal in value to the exercise liability of the put option adjusted daily to the option’s current market value. In addition, a Fund will not permit the option to become uncovered without segregating liquid assets as described above prior to the expiration of the option or termination through a closing purchase transaction as described in “Options on Securities” above.

A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect a Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund’s gain would be offset in part by the premium paid for the option. Similarly, if a Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund would acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

REITs. The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values, and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

Direct investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

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Structured Securities. The Fund may purchase any type of publicly traded or privately negotiated fixed income security, including mortgage-backed securities; structured notes, bonds or debentures; and assignments of and participations in loans.

Mortgage-Backed Securities. The Fund may invest in mortgage-backed securities, such as those issued by the Government National Mortgage Association (“GNMA”), Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”) or certain foreign issuers. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property. The mortgages backing these securities include, among other mortgage instruments, conventional 30-year fixed-rate mortgages, 15-year fixed-rate mortgages, graduated payment mortgages and adjustable rate mortgages. The government or the issuing agency typically guarantees the payment of interest and principal of these securities. However, the guarantees do not extend to the securities’ yield or value, which are likely to vary inversely with fluctuations in interest rates, nor do the guarantees extend to the yield or value of a Fund’s shares. These securities generally are “pass-through” instruments, through which the holders receive a share of all interest and principal payments from the mortgages underlying the securities, net of certain fees.

Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool’s term may be shortened by unscheduled or early payments of principal on the underlying mortgages. The occurrence of mortgage prepayments is affected by various factors, including the level of interest rates, general economic conditions, the location, scheduled maturity and age of the mortgage and other social and demographic conditions. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. For pools of fixed-rate 30-year mortgages in a stable interest rate environment, a common industry practice in the U.S. has been to assume that prepayments will result in a 12-year average life, although it may vary depending on numerous factors. At present, pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising rates the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting a Fund’s yield.

The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificate holders and to any guarantor, such as GNMA, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

Asset-Backed Securities. The Fund may invest in asset-backed securities, which represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation.

Asset-backed securities present certain risks that are not presented by other securities in which the Fund may invest. Automobile receivables generally are secured by automobiles. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and

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technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In addition, there is no assurance that the security interest in the collateral can be realized.

Structured Notes, Bonds and Debentures. The Fund may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

Assignments and Participations. The Fund may invest in assignments of and participations in loans issued by banks and other financial institutions.

When the Fund purchases assignments from lending financial institutions, the Fund will acquire direct rights against the borrower on the loan. However, since assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

Participations in loans will typically result in a Fund having a contractual relationship with the lending financial institution, not the borrower. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender of the payments from the borrower. In connection with purchasing a participation, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased a participation. As a result, a Fund purchasing a participation will assume the credit risk of both the borrower and the lender selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

A Fund may have difficulty disposing of assignments and participations because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on a Fund’s ability to dispose of particular assignments or participations when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The lack of a liquid market for assignments and participations also may make it more difficult for a Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

A Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a foreign government (a “Borrower”) and one or more financial institutions (“Lenders”). The majority of a Fund’s investments in Loans are expected to be in the form of participations in Loans (“Participations”) and assignments of portions of Loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the Borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the Borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the Borrower with the terms of the loan agreement relating to the Loan, nor any rights of set-off against the Borrower, and the Fund may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a

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Fund will assume the credit risk of both the Borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the Borrower. A Fund will acquire Participations only if the Lender interpositioned between the Fund and the Borrower is determined by the Advisor to be creditworthy.

When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the Borrower on the Loan. However, since Assignments are generally arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

There are risks involved in investing in Participations and Assignments. The Fund may have difficulty disposing of them because there is no liquid market for such securities. The lack of a liquid secondary market will have an adverse impact on the value of such securities and on the Fund’s ability to dispose of particular Participations or Assignments when necessary to meet the Fund’s liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the Borrower. The lack of a liquid market for Participations and Assignments also may make it more difficult for the Fund to assign a value to these securities for purposes of valuing the Fund’s portfolio and calculating its net asset value.

Restricted and Illiquid Securities. A Fund may acquire, in privately negotiated transactions, securities that cannot be offered for public sale in the United States without first being registered under the Securities Act of 1933 (“Securities Act”). Restricted securities are subject to restrictions on resale under federal securities law. Because of these restrictions, a Fund may not be able to readily resell these securities at a price equal to what it might obtain for similar securities with a more liquid market. A Fund’s valuation of these securities will reflect relevant liquidity considerations. Under criteria established by the Fund’s Trustees, certain restricted securities sold pursuant to Rule 144A under the Securities Act may be determined to be liquid. To the extent that restricted securities are not determined to be liquid, the Fund will limit its purchase, together with other illiquid securities including non-negotiable time deposits and repurchase agreements providing for settlement in more than seven days after notice, to no more than 15% of its net assets.

Restricted securities in which a Fund may invest may include commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act. Section 4(a)(2) commercial paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(a)(2) commercial paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(a)(2) commercial paper, thus providing liquidity. The Advisor believes that Section 4(a)(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees of the Fund are quite liquid. The Fund intends, therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(a)(2) commercial paper, as determined by the Advisor, as liquid and not subject to the investment limitations applicable to illiquid securities.

Repurchase Agreements. Securities held by a Fund may be subject to repurchase agreements. These transactions permit a Fund to earn income for periods as short as overnight. The Fund could receive less than the repurchase price on any sale of such securities. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the Federal Deposit Insurance Corporation and registered broker-dealers and other financial institutions that the Advisor deems creditworthy under guidelines approved by the Trust’s Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain continually the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligation or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against a claim by such seller or its receiver

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or trustee in bankruptcy, to retain the underlying securities, although the Trust believes that, under the regular procedures normally in effect for custody of the Fund’s securities subject to repurchase agreements and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Fund’s custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund sells a security and agrees to repurchase it at a mutually agreed upon date and at a price reflecting the interest rate effective for the term of the agreement. This may also be viewed as the borrowing of money by the Fund. The Fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. No Fund may enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. The Fund will segregate assets consisting of cash or liquid securities in an amount at least equal to its repurchase obligations under its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained by a Fund may decline below the price of the securities it has sold but is obligated to repurchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the agreement may be restricted pending a determination by the other party or its trustee or receiver whether to enforce the Fund’s obligation to repurchase the securities.

Loans of Portfolio Securities. The Fund may lend securities if such loans are secured continuously by liquid assets consisting of cash, U.S. Government securities or other liquid debt securities or by a letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned, plus accrued interest. While such securities are on loan, the borrower will pay the Fund any income accruing thereon. Loans will be subject to termination by the Fund in the normal settlement time, currently three Business Days after notice, or by the borrower on one day’s notice (as used herein, “Business Day” shall denote any day on which the New York Stock Exchange and the custodian are both open for business). Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Fund and its shareholders. The Fund may pay reasonable finders’ and custodial fees, including fees to an advisor or its affiliate, in connection with loans. In addition, the Fund will consider all facts and circumstances including the creditworthiness of the borrowing financial institution, and the Fund will not lend their securities to any director, officer, employee, or affiliate of an advisor, the Administrator or Distributor, unless permitted by applicable law. Loans of portfolio securities involve risks, such as delays or an inability to regain the securities or collateral adjustments in the event the borrower defaults or enters into bankruptcy.

Short Sales Against The Box. The Fund may engage in short sales against the box. In a short sale, a Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. The Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale “against the box.” It may be entered into by the Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If the Fund engages in a short sale, the collateral for the short position will be segregated in an account with the Fund’s custodian or qualified sub-custodian. No more than 10% of the Fund’s net assets (taken at current value) may be held as collateral for short sales against the box at any one time.

The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.

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If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Short Sales (excluding Short Sales “Against the Box”). The Fund may sell securities short or purchase ETFs that sell securities short. A short sale is a transaction in which the Fund sells securities it does not own in anticipation of a decline in the market price of the securities.

To deliver the securities to the buyer, the Fund must arrange through a broker to borrow the securities and, in so doing, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. The Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest the Fund is required to pay in connection with a short sale.

A Fund’s obligation to replace the securities borrowed in connection with a short sale will be secured by cash or liquid securities deposited as collateral with the broker. In addition, the Fund will place in a segregated account with its custodian or a qualified sub-custodian an amount of cash or liquid securities equal to the difference, if any, between (i) the market value of the securities sold at the time they were sold short and (ii) any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Until it replaces the borrowed securities, the Fund will maintain the segregated account daily at a level so that (a) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will equal the current market value of the securities sold short and (b) the amount deposited in the account plus the amount deposited with the broker (not including the proceeds from the short sale) will not be less than the market value of the securities at the time they were sold short.

Municipal Securities. Municipal securities are debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding of outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposal. Such obligations, which may include lease arrangements, are included within the term “municipal securities” if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal securities are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds that are municipal securities are in most cases revenue bonds and do not generally involve the pledge of the credit of the issuer of such bonds. There are, of course, variations in the degree of risk of municipal securities, both within a particular classification and between classifications, depending upon numerous factors.

The yields on municipal securities are dependent upon a variety of factors, including general money market conditions, general conditions of the municipal securities market, size of particular offering, maturity of the obligation and rating of the issue. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities which they undertake to rate. It should be emphasized, however, that ratings are general and

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are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

The Fund may invest in "private activity" bonds. The Fund may also purchase participation interests in municipal securities (such as industrial development bonds) from financial institutions, including banks, insurance companies and broker-dealers. A participation interest gives a Fund an undivided interest in the municipal securities in the proportion that the Fund's participation interest bears to the total principal amount of the municipal securities. These instruments may be variable or fixed rate.

Provisions of the federal bankruptcy statutes relating to the adjustment of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse modification or alteration of the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which litigation could ultimately affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

HOLDINGS

The Trust’s Board of Trustees has adopted policies and procedures for the public and nonpublic disclosure of the Fund’s portfolio securities. The Fund’s portfolio holdings are currently disclosed to the public through filings with the SEC. The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

As a general matter, no information concerning the portfolio holdings of the Fund may be disclosed to any unaffiliated third party except (1) to service providers that require such information in the course of performing their duties (for example, the Fund’s custodian, administrator, investment adviser, sub-investment adviser, independent public accountants, attorneys, officers and trustees) and are subject to a duty of confidentiality including duties not to trade on non-public information, and (2) pursuant to certain exceptions that serve a legitimate business purpose. These exceptions may include: (1) disclosure of portfolio holdings only after such information has been publicly disclosed and (2) to third-party vendors, currently consisting of Morningstar Investment Services and Lipper Analytical Services that (a) agree to not distribute the portfolio holdings or results of the analysis to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the portfolio holdings or results of the analysis become publicly available; and (b) sign a written confidentiality agreement. The confidentiality agreement must provide, but is not limited to, that the recipient of the portfolio holdings information agrees to limit access to the portfolio holdings information to its employees who, on a need to know basis are (1) authorized to have access to the portfolio holdings information and (2) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive that the confidentiality obligations contained in the confidentiality agreement.

Neither the Fund nor the Advisor may enter into any arrangement providing for the disclosure of non-public portfolio holding information for the receipt of compensation or benefit of any kind. Any exceptions to the policies and procedures may only be made by the consent of the Trust’s chief compliance officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Fund and will be reported to the Board at the Board’s next regularly scheduled meeting.

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TRUSTEES AND OFFICERS

The Board of Trustees manages the business and affairs of the Trust and appoints or elects officers responsible for the day-to-day operations of the Trust and the execution of policies established by Board resolution or directive. In the absence of such provisions, the respective officers have the powers and discharge the duties customarily held and performed by like officers of corporations similar in organization and business purposes.

The Trustees who are not “interested persons” (for regulatory purposes) of the Trust or the Advisor or the Distributor (the “Independent Trustees”) are charged with, among other functions, recommending to the full Board approval of the distribution, transfer agency and accounting services agreements and the investment advisory agreements. When considering approval of the existing advisory agreements, the Independent Trustees evaluate the nature and quality of the services provided by the advisor, the performance of the Fund, the advisor’s costs and the profitability of the agreements to the Advisor, ancillary benefits to the Advisor or their affiliates in connection with its relationship to the Fund and the amount of fees charged in comparison to those of other investment companies.

The Board of Trustees currently has two standing committees: the Audit Committee and the Valuation Committee. Each committee is described below.

The term of office for each Trustee is for the duration of the Trust or until death, removal, resignation or retirement. The term of office of each officer is until the successor is elected.

Information pertaining to the Trustees and officers of the Trust, including their principal occupations for the last five years, is set forth below.

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	52	Variable Insurance Trust since 2010; Mutual Fund and Variable Insurance Trust since 2016; Strategy Shares since 2016; Trustee, M3Sixty Funds Trust since 2016.
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Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Retired, Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., from 1994 to 2015.	40	Variable Insurance Trust since 2010
Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Chief Executive Officer, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to present; President, Rational Advisors, Inc., 1/2016-present; Managing Member, MFund Distributors LLC, 10/2012-present; Managing Member, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 – 7/2016;	40	Variable Insurance Trust since 2010
Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund	N/A	N/A
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Birth: 1968			Services, 2007 - 2012.
Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010-2012.	N/A	N/A
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A
Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, 2011-12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A
Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Director, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015.	N/A	N/A
Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present.	N/A	N/A

* The term of office of each Trustee is indefinite.

** The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

***The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the advisor to certain series of the Trust.

Leadership Structure. The Trust is led by Mr. Jerry Szilagyi, who has served as the Chairman of the Board since 2010. Mr. Szilagyi is an interested person by virtue of his controlling interest in the Advisor and AlphaCentric Advisors LLC, an investment adviser to other certain series of the Trust. The Board of Trustees is comprised of Mr. Szilagyi, an Interested Trustee, and Mr. Tobias Caldwell, Mr. Tiberiu Weisz and Dr. Bert Pariser, each an

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Independent Trustee. Effective July 2, 2015, Mr. Caldwell was appointed by the Board as the Lead Independent Trustee. The Lead Independent Trustee serves as a key point person for dealings between management and the Independent Trustees and assists in setting the agendas for Board meetings. The Independent Trustees meet in executive session at each Board meeting. Under the Trust’s bylaws and governance guidelines, the Chairman of the Board is responsible for (a) chairing Board meetings, (b) setting the agendas for these meetings and (c) providing information to Board members in advance of each Board meeting and between Board meetings. The Trustees believe this is the most appropriate leadership structure for the Trust given Mr. Szilagyi’s background in the investment management industry and his experience in providing both advisory and administrative services to other mutual funds. Additionally, as the Managing Member of MFund Services LLC, which provides management and administrative services to the Fund, Mr. Szilagyi is well positioned and informed regarding issues requiring the attention of the Board, and as the leader of the Board, can ensure such issues are included in the Board’s agenda for meetings and that appropriate time is allocated to discuss such issues and take any necessary actions.

Risk Oversight. In its risk oversight role, the Board oversees risk management, and the full Board engages in discussions of risk management and receives reports on investment and compliance risk at quarterly meetings and on an ad hoc basis, when and if necessary. The Board, directly or through its Audit Committee, reviews reports from among others, the advisors, sub-advisors, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm, and the Independent Trustees’ counsel, as appropriate, regarding risks faced by the Trust and the Fund and the risk management programs of the Trust, the advisors and certain service providers. The full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from the Trust’s Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Trust’s Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees. The actual day-to-day risk management with respect to the Fund resides with the Fund’s advisor and other service providers to the Fund. Although the risk management policies of the advisor and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Generally, the Board believes that its oversight of material risks is adequately maintained through the risk-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Audit Committee. Mr. Caldwell, Mr. Weisz and Dr. Pariser serve on the Board’s Audit Committee. The Board’s Audit Committee is a standing independent committee with a separate chair.  The primary function of the Audit Committee is to assist the full Board in fulfilling its oversight responsibilities to the shareholders and the investment community relating to fund accounting, reporting practices and the quality and integrity of the financial reports. To satisfy these responsibilities, the Audit Committee reviews with the independent auditors, the audit plan and results and recommendations following independent audits, reviews the performance of the independent auditors and recommends engagement or discharge of the auditors to the full Board, reviews the independence of the independent auditors, reviews the adequacy of the Funds’ internal controls and prepares and submits Committee meeting minutes and supporting documentation to the full Board.

 Valuation Committee. The Valuation Committee is composed of (1) either the Trust's Treasurer or Assistant Treasurer and (2) either the Trust's Chief Compliance Officer or a Trustee that is independent of the adviser/sub-adviser and the fund involved in the subject valuation. The Valuation Committee is responsible for the valuation and revaluation of any portfolio investment for which market quotations or sale prices are not readily available. The Valuation Committee meets as is required.

Background and Qualifications of the Trustees. Mr. Szilagyi is the managing member of the Advisor, an original sponsor of the Trust. Mr. Szilagyi is the Managing Member of AlphaCentric Advisors, LLC, an investment advisor to certain series of the Trust. Mr. Szilagyi is also the President of Rational Advisors, Inc., an investment advisor to other series in the Fund Complex. He is also President of MFund Services LLC, which provides management and administrative services to the Trust. Mr. Szilagyi has many years of experience managing mutual funds and providing administrative services to other mutual funds. His experience in the investment management industry makes him uniquely qualified to serve as the Trust’s Chairman.

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Mr. Caldwell is the manager of a real estate investment firm. Mr. Caldwell’s experience in the real estate and investment industries provides the Board with an additional perspective and understanding of investment strategies used by advisors to the funds. Mr. Caldwell also serves on the Boards of other mutual fund trusts.

Mr. Weisz is an attorney and provides the Board with insight and experience regarding their duties and standards of care as well as legal procedures related to the Board’s responsibilities.

Dr. Pariser is the managing partner of a technology consulting firm and has served on the Boards of many other companies. His experience with other Boards provides the Trustees with insight as to the manner in which matters are handled in other corporate settings, including the hiring and use of professionals such as counsel and audit firms.

Share Ownership in the Fund

Fund Shares Owned by Trustees as of December 31, 2016

Name of Trustee	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi
Dollar Range of Equity Securities in Fund*	None	None	None	None
Aggregated Dollar Range of Equity Securities in all Registered Investment Companies overseen by Trustee in the Trust	Over $100,000	Over $100,000	Over $100,000	Over $100,000

*The Fund was not in operation as of December 31, 2016.

Compensation of the Board of Trustees

The Independent Trustees are paid a quarterly retainer and receive compensation for each special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting are shared equally by the Funds of the Trust. The Lead Independent Trustee of the Trust and the Chairman of the Trust’s Audit Committee receives an additional quarterly retainer.

The following table describes the estimated compensation paid to the Trustees of the Trust by the Fund and the Fund Complex for the fiscal year ending November 30, 2017.

Compensation Table
Name of Person, Position(s)	Mr. Caldwell	Mr. Weisz	Dr. Pariser	Mr. Szilagyi**
Aggregate Compensation from the Fund	$4,250	$3,000	$3,000	$0
Total Compensation from Fund Complex*	$194,960	$120,000	$120,000	$0

* The ‘Fund Complex’ includes the Trust, Variable Insurance Trust, Mutual Fund and Variable Insurance Trust, Strategy Shares and the TCG Financial Series Trusts I-X, each a registered open-end investment company.

** Mr. Szilagyi is compensated by Catalyst for advisory services and MFund Services LLC for administrative support services to the Trust. Please see the “Transfer Agent, Fund Accounting and Administrator” section for more details.

PRINCIPAL SHAREHOLDERS

Persons controlling a Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund's fundamental policies or the terms of the advisory agreement with the Advisor. Persons owning 25% or more of the outstanding shares of a Fund (or a class of shares of a Fund) may be

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deemed to control the Fund (or class of the Fund). Below are the beneficial and/or record holders of 5% or more of the Fund. As of the date of this SAI there were no shareholders owning more than 5% of the Fund.

ADVISOR

Catalyst Capital Advisors LLC (the “Advisor”) has been retained by the Fund under a Management Agreement to act as the Fund’s adviser, subject to the authority of the Board of Trustees. Catalyst Capital Advisors was organized under the laws of New York on January 24, 2006. The Advisor oversees the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program. The address of the Advisor is 36 N. New York Avenue, Huntington, NY 11743. Jerry Szilagyi is the controlling member of the Advisor. The Advisor is under common control with AlphaCentric Advisors LLC and Rational Advisors, Inc., the investment advisor of other funds in the same group of investment companies also known as a “fund complex”.

The Management Agreement provides that the Advisor will provide the Fund with investment advice and supervision and will continuously furnish an investment program for the Fund consistent with the investment objectives and policies of the Fund. The Advisor is responsible for the payment of the salaries and expenses of all of its personnel, office rent and the expenses of providing investment advisory and related clerical expenses.

Under the terms of the Management Agreement, the Advisor manages the investment of the assets of the Fund in conformity with the investment objectives and policies of the Fund. It is the responsibility of the Advisor to make investment decisions for the applicable Fund and to provide continuous supervision of the investment portfolios of the Fund.

For its services under the Management Agreement, the Fund pays the Advisor a monthly management fee based on its average daily net assets at the annual rates set forth below:

Contractual Advisory Fee
Catalyst Exceed Defined Shield Fund	1.25%

The Advisor pays expenses incurred by it in connection with acting as advisor, other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and other expenses paid by the Fund as detailed in the Fund’s Management Agreement. The Advisor pays for all employees, office space and facilities required by it to provide services under the Management Agreement, except for specific items of expense referred to below.

Except for the expenses described above that have been assumed by the Advisor, all expenses incurred in administration of the Fund will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Fund and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including sub-custodians and securities depositories, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Fund is also liable for nonrecurring expenses, including litigation to which it may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

The Advisor has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain the Fund’s total annual operating expenses (excluding brokerage costs; 12b-1 fees, borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in acquired funds, and extraordinary expenses) at the levels set forth in the table below through October 31, 2018.

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Expense Limitation*
Catalyst Exceed Defined Shield Fund	Class A – 1.45% Class C – 2.20% Class I – 1.20%

Each waiver or reimbursement by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at the time of the waiver and the repayment is approved by the Board of Trustees.

The Management Agreement with the Fund continues in effect for an initial two year term and then from year to year as long as its continuation is approved at least annually by the Board of Trustees, including a majority of the Trustees who are not “interested persons,” or by the shareholders of the applicable Fund. Each Management Agreement may be terminated at any time upon 60 days’ written notice by the relevant Fund or by a majority vote of the outstanding shares or 90 days’ written notice by the Advisor and will terminate automatically upon assignment. A discussion of the matters considered by the Board in connection with the approval of the Management Agreement for the Fund will be found in the Fund’s Semi-Annual Report to Shareholders dated December 31, 2017.

The Management Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Advisor in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.

Sub-Investment Advisor – Exceed Defined Shield Fund

Exceed Advisory LLC (“Exceed” or the “Sub-Advisor”), a registered investment advisory firm wholly owned by Exceed Investments, LLC, has been retained to act as the Sub-Advisor to the Fund pursuant to an Investment Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Advisor. Exceed is controlled by Mr. Joseph Halpern, the lead portfolio manager of the Fund. The Advisor and the Trustees have chosen to engage Exceed’s services as Sub-Advisor to the Fund in part because of Exceed’s prior expertise and performance in advising a similar fund.

As compensation for the sub-advisory services it provides to the Fund, the Advisor will pay Exceed 50% of the net advisory fees earned by the Advisor from the Fund. For this purpose, “net advisory fees” mean advisory fees collected from the Fund (net of fee waivers due to expense caps) less any revenue sharing and asset-based fees paid to broker-dealers or custodians with assets in the Fund. The fee paid to the Sub-Advisor by the Advisor will be paid from the Advisor’s management fee and is not an additional cost to the Fund. The Sub-Advisory Agreement is effective for an initial two year period and continues in effect for successive twelve-month periods, provided that the Board of Trustees annually approves it for continuance. A discussion of the matters considered by the Board in connection with the approval of the Sub-Advisory Agreement will be available in the Fund’s first Semi-Annual or Annual Report to Shareholders.

Portfolio Manager – Exceed Defined Shield Fund

Subject to the oversight and approval of the Advisor, Joseph Halpern is primarily responsible for the day-to-day management of the Fund. Mr. Halpern’s compensation is based on a percentage of the net profits received by the Sub-Advisor.

As of May 31, 2017, the number of, and total assets in all registered investment companies, other pooled investment vehicles, and other accounts overseen by Mr. Halpern are as follows:

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Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Joseph Halpern	2	$30	0	$0	0	$0

Of the accounts above, the following are subject to performance-based fees:

Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles Managed		Other Accounts Managed
	Number	Total Assets (millions)	Number	Total Assets (millions)	Number	Total Assets (millions)
Joseph Halpern	0	$0	0	$0	0	$0

As of the date of this SAI, the Fund’s portfolio manager did not beneficially own any shares of the Fund.

Potential Conflicts of Interest – Advisor and Sub-Advisor

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other accounts. The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. The management of multiple funds and accounts also may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts.

Exceed Indexes, LLC (a wholly owned subsidiary of Exceed Investments, LLC) is the index provider for the EXPROT Index. A portfolio manager of the Fund is also an owner and the Chief Executive Officer of Exceed Investments, LLC. However, IDC, as the calculation agent, actually selects the securities to be included in the EXPROT Index without further involvement from the index provider or its parent company. IDC also independently prices the EXPROT Index on a continuous basis during equity market hours. The Fund has adopted procedures pursuant to Rule 17j-1 of the Investment Company Act of 1940, and the Fund’s adviser has adopted procedures to address any potential conflicts in accordance with Rule 204(A)(1) of the Investment Advisers Act of 1940. These procedures address the types of conflicts that may arise in connection with a self-indexing fund.

With respect to securities transactions for the Fund, the advisor or sub-advisor determines which broker to use to execute each order, consistent with the duty to seek best execution of the transaction.  The portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Funds may outperform the securities selected for the Fund.

The appearance of a conflict of interest may arise where an advisor or sub-advisor has an incentive, such as a performance-based management fee. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Fund’s code of ethics will adequately address such conflicts.  One of the portfolio manager's numerous responsibilities is to assist in the sale of Fund shares.  Because the portfolio manager’s compensation is indirectly linked to the sale of Fund shares, they may have an incentive to devote time to marketing efforts designed to increase sales of Fund shares.

Although the Portfolio Manager generally does not trade securities in his own personal account, the Advisor has adopted a code of ethics that, among other things, permits personal trading by employees under conditions where it has been determined that such trades would not adversely impact client accounts. Nevertheless, the

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management of personal accounts may give rise to potential conflicts of interest, and there is no assurance that these codes of ethics will adequately address such conflicts.

The Fund may invest in affiliated funds advised by the Advisor. The Advisor is subject to conflicts of interest in allocating the Fund’s assets among the affiliated funds. The Advisor will receive more revenue when it selects an affiliated fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. This conflict may provide an incentive for the Advisor to invest Fund assets in affiliated funds that perform less well than unaffiliated funds. The Advisor may have an incentive to allocate the Fund’s assets to those affiliated funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other affiliated funds.

The advisor, sub-advisor and the Fund have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

CODE OF ETHICS

The Advisor, Sub-Advisor and Northern Lights Distributors, LLC and the Fund have adopted codes of ethics under Rule 17j-1(c) of the 1940 Act.  The purpose of each code is to avoid potential conflicts of interest and to prevent fraud, deception or misconduct with respect to the Fund.  Such codes of ethics permit personnel covered by the codes to invest in securities that may be purchased by the Fund, subject to the restrictions of the code. The codes are filed as exhibits to the Trust’s registration statement.

TRANSFER AGENT, FUND ACCOUNTING AGENT AND ADMINISTRATOR

Gemini Fund Services, LLC (“GFS”), which has its principal office at 80 Arkay Drive., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Trust and subject to the supervision of the Board. GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor.

GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on April 30, 2012 and remained in effect for an initial term of three years from the applicable effective date for the Fund, and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination of periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the

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SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); and (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

GFS also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Advisor; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For these services, the Fund pays GFS an annual asset-based fee of 0.13% of net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out-of-pocket expenses.

MFund Services LLC (“MFund”) provides the Fund with various management and administrative services. For these services, the Fund pays MFund $5,000 annually and an annual asset-based fee in accordance with the schedule set forth below applied at the Fund family level (i.e., all the funds in the Trust advised by Catalyst Capital Advisors LLC):

0.10% of net assets up to $50 million;

0.07% of net assets from $50 million to $100 million;

0.05% of net assets from $100 million to $250 million;

0.04% of net assets from $250 million to $500 million;

0.03% of net assets from $500 million to $1 billion;

0.02% of net assets from $1 billion

In addition, the Fund reimburses MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Management Services Agreement. Jerry Szilagyi is the controlling member of MFund Services, the controlling member of Catalyst Capital Advisors LLC, and a Trustee of the Trust.

COMPLIANCE SERVICES

MFund Services provides the Chief Compliance Officer and certain compliance related services to the Trust pursuant to a Compliance Services Agreement. From March 4, 2015 to November 18, 2015, MFund Services provided employment related services to the Trust’s Chief Compliance Officer, including payroll services, office space, supplies, and health insurance and other benefits pursuant to an Employment Services Agreement.

CUSTODIAN

The Huntington National Bank, 41 South High Street, Columbus, OH 43215, serves as the custodian of the Fund. The custodian has custody of all securities and cash of a Fund. The custodian, among other things, attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Fund’s independent registered public accounting firm is BBD, LLP (“BBD”), 1835 Market Street, 26th Floor, Philadelphia, PA 19103. Shareholders will receive annual financial statements, together with a report of independent accountants, and semiannual unaudited financial statements of the Fund. BBD will report on the Fund’s annual financial statements, review certain regulatory reports and the Fund’s income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund.

COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, OH 43215, serves as counsel for the Trust.

DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street, Omaha, Nebraska 68130 (the “Distributor”), serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares is continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by a Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of a Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

12b-1 Plans

The Fund has adopted Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act (the “Plans”). Rule 12b-1 provides that any payments made by a fund in connection with the distribution of its shares may be made only pursuant to a written plan describing all material aspects of the proposed financing of the distribution and also requires that all agreements with any person relating to the implementation of a plan must be in writing. Under the Fund’s Plan related to the Class A Shares, the Fund incurs an annual fee of up to 0.50% of the average daily net assets of the respective Fund’s Class A Shares (the “Class A 12b-1 Fee”). Class A Shares of the Fund are currently incurring an annual fee of up to 0.25% of its average daily net assets. If authorized by the Board of Trustees and upon notice to shareholders, the Fund may increase the percentage paid under the Plan up to the Class A 12b-1 Fee amount. Under the Fund’s Plan related to the Class C Shares, the Fund incurs an annual fee of up to 1.00% of the average daily net assets of the respective Fund’s Class C Shares (the “Class C 12b-1 Fee”) (the Class A 12b-1 Fee and Class C 12b-1 Fee are collectively referred to as the “12b-1 Fees”).

Each 12b-1 Fee may be used to pay a fee on a quarterly basis to broker-dealers, including the Distributor and affiliates of the Distributor, the Advisor, banks and savings and loan institutions and their affiliates and associated broker-dealers that have entered into Service Agreements with the Distributor (“Service Organizations”) of annual amounts of up to 0.25% of the average net asset value of all shares of the respective Fund owned by shareholders with whom the Service Organization has a servicing relationship. The 12b-1 Fees may also be used to reimburse parties for shareholder services and distribution related expenses.

The Fund’s Plans continues in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Trust's Board of Trustees, including a majority of the trustees who are not “interested

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persons” of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan (the “Qualified Trustees”). The Fund’s Plans may be terminated at any time, without penalty, by vote of a majority of the Qualified Trustees of the Fund or by vote of a majority of the outstanding shares of the Fund. Any amendment to a Plan to increase materially the amount the Fund is authorized to pay thereunder would require approval by a majority of the outstanding shares of the respective Fund. Other material amendments to the Fund’s Plans would be required to be approved by vote of the Board of Trustees, including a majority of the Qualified Trustees. The Distributor may at its own discretion waive a portion of its fees from time to time, although such waiver is not required.

Dealers who are holders or dealers of record for accounts in one or more of the Fund may receive payments from 12b-1 Fees. A dealer’s marketing support services may include business planning assistance, educating dealer personnel about the Fund and shareholder financial planning needs, placement on the dealer’s preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the dealer. Dealers are compensated differently depending upon, among other factors, the level and/or type of marketing support provided by the dealer. From time to time, the Advisor or Sub-Advisor, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund. Such compensation provided by the Advisor or Sub-Advisor may include financial assistance to dealers that enable the Advisor or Sub-Advisor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the FINRA. The Advisor or Sub-Advisor make payments for events they deem appropriate, subject to applicable law. These payments may vary depending upon the nature of the event.

Since the Fund had not yet commenced operations, the Fund has paid no distribution plan fees and no commissions.

ADDITIONAL COMPENSATION TO FINANCIAL INTERMEDIARIES

The Fund may directly enter into agreements with “financial intermediaries” pursuant to which the Fund will pay the financial intermediary for services such as networking or sub-transfer agency, including the maintenance of “street name” or omnibus accounts and related sub-accounting, record-keeping and administrative services provided to such accounts. Payments made pursuant to such agreements are generally based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, Rule 12b-1 or shareholder service fees the financial intermediary may also be receiving. From time to time, the Advisor or its affiliates may pay a portion of the fees for networking or sub-transfer agency at its or their own expense and out of its or their legitimate profits. These payments may be material to financial intermediaries relative to other compensation paid by the Fund and/or the Underwriter, the Advisor and their affiliates. The payments described above may differ and may vary from amounts paid to the Fund’s transfer agent or other service providers for providing similar services to other accounts. The financial intermediaries are not audited by the Fund, the Advisor or their service providers to determine whether such intermediaries are providing the services for which they are receiving such payments.

The Advisor or affiliates of the Advisor may also, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund. These additional cash payments are payments over and above sales commissions or reallowances, distribution fees or servicing fees (including networking, administration and sub-transfer agency fees) payable to a financial intermediary which are disclosed elsewhere in the prospectus or this SAI. These additional cash payments are generally made to financial intermediaries that provide sub- accounting, sub-transfer agency, shareholder or administrative services or marketing support. Marketing support may include: (i) access to sales meetings or conferences, sales representatives and financial intermediary management representatives; (ii) inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs to which financial intermediaries provide more marketing support than to other sales programs on which the Advisor or its affiliates may not need to make additional cash payments to be included; (iii) promotion of the sale of the Fund’s shares in communications with a financial intermediary’s customers, sales representatives or management

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representatives; and/or (iv) other specified services intended to assist in the distribution and marketing of the Fund’s shares. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders. The Advisor and its affiliates may also pay cash compensation in the form of finders’ fees or referral fees that vary depending on the dollar amount of shares sold.

The amount and value of additional cash payments vary for each financial intermediary. The availability of these additional cash payments, the varying fee structure within a particular additional cash payment arrangement and the basis for and manner in which a financial intermediary compensates its sales representatives may create a financial incentive for a particular financial intermediary and its sales representatives to recommend the Fund’s shares over the shares of other mutual funds based, at least in part, on the level of compensation paid. A financial intermediary and its sales representatives may have similar financial incentives to recommend a particular class of the Fund’s shares over other classes of the Fund’s shares. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

Although the Fund may use financial firms that sell its shares to effect portfolio transactions for the Fund, the Fund and the Advisor will not consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.

PROXY VOTING POLICY

The Board of Trustees of the Trust has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Advisor and Sub-Advisor may further delegate such proxy voting to a third party proxy voting service provider. The proxy voting delegates will vote such proxies in accordance with their proxy policies and procedures. In some instances, the proxy voting delegates may be asked to cast a proxy vote that presents a conflict between its interests and the interests of a Fund’s shareholders. In such a case, the Trust’s policy requires that the proxy voting delegate abstain from making a voting decision and to forward all necessary proxy voting materials to the Trust to enable the Board of Trustees to make a voting decision. When the Board of Trustees of the Trust is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast. Each proxy voting delegate has developed a detailed proxy voting policy that has been approved by the Board of Trustees. A copy of the proxy voting policies are attached hereto as Appendix B.

Information on how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-447-4228 or on the SEC's Internet site at www.sec.gov. In addition, a copy of the Fund’s proxy voting policies and procedures is also available by calling 1-866-447-4228 and will be sent within three business days of receipt of a request.

PORTFOLIO TURNOVER

Turnover rates are primarily a function of the Fund’s response to market conditions. Since the Fund had not commenced operations as of the end of the Trust's last fiscal year, it does not have any annual portfolio turnover data to report.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges, these commissions are negotiated. In the over-the-counter market, securities (e.g., debt securities) are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price, which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount.

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The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. The Advisor attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on behalf of the Fund on the basis of the broker-dealers' professional capability, the value and quality of their brokerage services and the level of their brokerage commissions.

Although commissions paid on every transaction will, in the judgment of the Advisor, be reasonable in relation to the value of the brokerage services provided, under each Management Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Advisor may cause a Fund to pay a commission to broker-dealers who provide brokerage and research services to the Advisor for effecting a securities transaction for a Fund. Such commission may exceed the amount other broker-dealers would have charged for the transaction, if the Advisor determines in good faith that the greater commission is reasonable relative to the value of the brokerage and the research and investment information services provided by the executing broker-dealer viewed in terms of either a particular transaction or the Advisor’s overall responsibilities to the Fund and to their other clients. Such research and investment information services may include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or of purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Research provided by brokers is used for the benefit of all of the clients of the Advisor and not solely or necessarily for the benefit of the Fund. The Advisor's investment management personnel attempt to evaluate the quality of research provided by brokers. Results of this effort are sometimes used by the Advisor as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fees that the Fund pays to the Advisor will not be reduced as a consequence of the Advisor's receipt of brokerage and research services. To the extent a Fund's portfolio transactions are used to obtain such services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid, by an amount, which cannot be presently determined. Such services would be useful and of value to the Advisor in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Advisor in carrying out its obligations to the Fund.

Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor. Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. To the extent possible, Fund transactions are traded separately from trades of other clients advised by the Advisor. Occasionally, a particular security may be bought or sold for one or more clients in different amounts. In such event, and to the extent permitted by applicable law and regulations, such transactions with respect to the Advisor, will be allocated among the clients in a manner believed to be equitable to each. Ordinarily, such allocation will be made on the basis of the weighted average price of such transactions effected during a trading day.

The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, the Fund may place a significant portion of its transactions, both in stocks and options, with affiliates of the Advisor. As the level of option writing or stock trading increases, the level of commissions paid by the Fund to the affiliates increases. Such transactions will be executed at competitive commission rates through the affiliated broker’s clearing broker. Because the affiliates receive compensation based on the amount of transactions completed, there could be an incentive on the part of the Advisor to effect as many transactions as possible, thereby maximizing the commissions and premiums it receives. In connection with the execution of transactions, subject to its policy of best execution, a Fund may pay higher brokerage commissions to the affiliate than it might pay to unaffiliated broker-dealers.

In order for the affiliated broker to effect any portfolio transactions for the Fund on an exchange, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This

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standard would allow the affiliated broker to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction.

Under the Investment Company Act of 1940, persons affiliated with the Advisor, the Distributor or an affiliate of the Advisor or Distributor, may be prohibited from dealing with the Fund as a principal in the purchase and sale of securities.

The Management Agreements provide that affiliates of affiliates of the Advisor may receive brokerage commissions in connection with effecting such transactions for the Fund. In determining the commissions to be paid to an affiliated broker, it is the policy of the Trust that such commissions will, in the judgment of the Trust’s Board of Trustees, be (a) at least as favorable to a Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to a Fund as commissions contemporaneously charged by the affiliated broker on comparable transactions for its most favored unaffiliated customers, except for customers of the affiliated broker considered by a majority of the Trust’s disinterested Trustees not to be comparable to the Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by an affiliated broker to a Fund and its other customers, and rates and other information concerning the commissions charged by other qualified brokers.

The Agreement does not provide for a reduction of the Distributor's or Advisor’s fee by the amount of any profits earned by an affiliated broker from brokerage commissions generated from portfolio transactions of the Fund. While other brokerage business may be given from time to time to other firms, the affiliated brokers will not receive reciprocal brokerage business as a result of the brokerage business placed by the Fund with others.

A Fund will not acquire portfolio securities issued by, or enter into repurchase agreements or reverse repurchase agreements with, the Advisor, the Distributor or their affiliates.

Purchase and Redemption of Shares

Fund shares may be purchased from investment dealers who have sales agreements with a Fund’s Distributor or from the Distributor directly. As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences by offering Class A shares as described below.

Class A Shares

You may purchase Class A shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus.

Shares may be purchased at the public offering price through any securities dealer having a sales agreement with the Distributor. Shares may also be purchased through banks and certain other financial institutions that have agency agreements with the Distributor. These financial institutions will receive transaction fees that are the same as the commissions to dealers and may charge their customers service fees relating to investments in a Fund. Purchase requests should be addressed to the dealer or agent from which this Prospectus was received which has a sales agreement with the Distributor. Such dealer or agent may place a telephone order with the Distributor for the purchase of Fund shares. It is a dealer’s or broker’s responsibility to promptly forward payment and registration instructions (or completed applications) to the Transfer Agent for shares being purchased in order for investors to receive the next determined net asset value (or public offering price). Reference should be made to the wire order to ensure proper settlement of the trade. Payment for redemptions of shares purchased by telephone should be processed within three business days. Payment must be received within seven days of the order or the trade may be canceled, and the dealer or broker placing the trade will be liable for any losses.

18f-1 Election

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Trust is obligated during any 90 day period to redeem shares for any one shareholder of record solely in cash up to the lesser of $250,000 or 1% of the NAV of a Fund at the beginning of such period. The Trust has made this election to permit funds of the Trust to deliver, in lieu of cash, readily marketable securities from its portfolio should a redemption exceed such limitations. The securities delivered will be selected at the sole discretion of such Fund, will not

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necessarily be representative of the entire portfolio and may be securities, which a Fund would otherwise sell. The redeeming shareholder will usually incur brokerage costs in converting the securities to cash. The method of valuing securities used to make the redemptions in kind will be the same as the method of valuing portfolio securities and such valuation will be made as of the same time the redemption price is determined. However, the Board of Trustees of the Trust has determined that, until otherwise approved by the Board, all redemptions in the Fund be made in cash only. If the Board determines to allow the Fund to redeem in kind in the future, the Fund will provide shareholders with notice of such change to the redemption policy.

Reduction of Up-Front Sales Charge on Class A Shares

Letters of Intent

An investor may qualify for a reduced sales charge on Class A shares immediately by stating his or her intention to invest in Class A shares of one or more of the Fund, during a 13-month period, an amount that would qualify for a reduced sales charge shown in the Fund’s Prospectus under “How to Buy Shares — Class A Shares” and by signing a non-binding Letter of Intent, which may be signed at any time within 90 days after the first investment to be included under the Letter of Intent. After signing the Letter of Intent, each investment in Class A shares made by an investor will be entitled to the sales charge applicable to the total investment indicated in the Letter of Intent. If an investor does not complete the purchases under the Letter of Intent within the 13-month period, the sales charge will be adjusted upward, corresponding to the amount actually purchased. When an investor signs a Letter of Intent, Class A shares of a Fund with a value of up to 5% of the amount specified in the Letter of Intent will be restricted. If the total purchases of Class A shares made by an investor under the Letter of Intent, less redemptions, prior to the expiration of the 13-month period equals or exceeds the amount specified in the Letter of Intent, the restriction on the shares will be removed. In addition, if the total purchases of Class A shares exceed the amount specified and qualify for a further quantity discount, the Distributor will make a retroactive price adjustment and will apply the adjustment to purchase additional Class A shares at the then current applicable offering price. If an investor does not complete purchases under a Letter of Intent, the sales charge is adjusted upward, and, if after written notice to the investor, he or she does not pay the increased sales charge, sufficient Class A restricted shares will be redeemed at the current net asset value to pay such charge.

Rights of Accumulation

A right of accumulation ("ROA") permits an investor to aggregate shares owned by the investor, his spouse, children and grandchildren under 21 (cumulatively, the "Investor") in some or all of the Fund to reach a breakpoint discount. This includes accounts held with other financial institutions and accounts established for a single trust estate or single fiduciary account, including a qualified retirement plan such as an IRA, 401(k) or 403(b) plan (some restrictions may apply). The value of shares eligible for a cumulative quantity discount equals the cumulative cost of the shares purchased (not including reinvested dividends) or the current account market value; whichever is greater. The current market value of the shares is determined by multiplying the number of shares by the previous day’s net asset value.

(a)	Investor's current purchase of Class A shares in the Fund; and

(b)	The net asset value (at the close of business on the previous day) of the Class A shares of the Fund held by Investor.

For example, if Investor owned Class A shares worth $40,000 at the current net asset value and purchased an additional $10,000 of Class A shares, the sales charge for the $10,000 purchase would be at the rate applicable to a single $50,000 purchase.

To qualify for a ROA on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

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Investments of $1 Million or More

For the Fund, with respect to Class A shares, if you invest $1 million or more, either as a lump sum or through our rights of accumulation quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, you may be subject to a 1% CDSC on shares redeemed within two years of purchase (excluding shares purchased with reinvested dividends and/or distributions).

Waivers of Up-Front Sales Charge on Class A Shares

The Prospectus describes the classes of persons that may purchase shares without an up-front sales charge. The elimination of the up-front sales charge for redemptions by certain classes of persons is provided because of anticipated economies of scale and sales related efforts.

To qualify for a waiver of the up-front sales charge on a purchase of Class A shares through a broker-dealer, when each purchase is made, the individual investor or the broker-dealer must provide the respective Fund with sufficient information to verify that the purchase qualifies for the discount.

The Fund makes available, free of charge, more information about sales charge reductions and waivers through the prospectus or through your financial advisor.

Exchange Privilege

As described in the Fund’s Prospectus under “How To Redeem Shares—Exchange Privilege,” the Fund offers an exchange privilege pursuant to which a shareholder in a Fund may exchange some or all of his shares in any of the Catalyst Funds, in the same class shares at net asset value. The exchange privilege may be changed or discontinued upon 60 days’ written notice to shareholders and is available only to shareholders where such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the Fund and consider the differences between it and the Fund whose shares he owns before making an exchange. For further information on how to exercise the exchange privilege, contact the Transfer Agent.

NET ASSET VALUE

For the Fund, net asset value ("NAV") per share is determined by dividing the total value of the Fund's assets, less any liabilities, by the number of shares of the Fund outstanding.

The net asset value per share of the Fund is determined by the Administrator as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time) on each day when the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, as observed.

Assets for which market quotations are available are valued as follows: (a) each listed security is valued at its closing price obtained from the respective primary exchange on which the security is listed, or, if there were no sales on that day, at its last reported current bid price; (b) each unlisted security is valued at the last current bid price obtained from the National Association of Securities Dealers Automated Quotation System; (c) United States Government and agency obligations are valued based upon bid quotations from the Federal Reserve Bank for identical or similar obligations; (d) short-term money market instruments (such as certificates of deposit, bankers' acceptances and commercial paper) are most often valued by bid quotation or by reference to bid quotations of available yields for similar instruments of issuers with similar credit ratings. All of these prices are obtained by the Administrator from services, which collect and disseminate such market prices. Bid quotations for short-term money market instruments reported by such a service are the bid quotations reported to it by the major dealers.

When approved by the Trustees, certain securities may be valued on the basis of valuations provided by an independent pricing service when such prices the Trustees believe reflect the fair value of such securities. These securities would normally be those, which have no available recent market value, have few outstanding shares and therefore infrequent trades, or for which there is a lack of consensus on the value, with quoted prices covering a

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wide range. The lack of consensus would result from relatively unusual circumstances such as no trading in the security for long periods of time, or a company's involvement in merger or acquisition activity, with widely varying valuations placed on the company's assets or stock. Prices provided by an independent pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

In the absence of an ascertainable market value, assets are valued at their fair value as determined by the Fund's Advisor using methods and procedures reviewed and approved by the Trustees.

Short-term securities with remaining maturities of sixty days or less for which market quotations and information pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value.

TAX INFORMATION

The Fund intends to qualify as a regulated investment company, or “RIC”, under the Internal Revenue Code of 1986, as amended (the “Code”). Qualification generally will relieve the Fund of liability for federal income taxes. If for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of the Fund’s earnings and profits, and would be eligible for the dividends-received deduction for corporations.

The Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Capital losses incurred in tax years beginning after December 22, 2010 generally may be carried forward indefinitely and retain the character of the original loss. Under previously enacted laws, capital losses could only be carried forward to offset any capital gains for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss. Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

Under current law, certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” generally including dividends from the Fund and net gains from the disposition of shares of the Fund. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Fund.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

INVESTMENTS IN FOREIGN SECURITIES

The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

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Pass-Through of Foreign Tax Credits. A Fund may be subject to certain taxes imposed by the countries in which it invests or operates. If a Fund qualifies as a regulated investment company and if more than 50% of the value of the Fund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the Fund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the Fund’s shareholders. It is not likely that the Fund will be able to do so. For any year for which a Fund makes such an election, each shareholder will be required to include in its gross income an amount equal to its allocable share of such taxes paid by the Fund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. In any year in which it elects to “pass through” foreign taxes to shareholders, the Fund will notify shareholders within 60 days after the close of the Fund’s taxable year of the amount of such taxes and the sources of its income. Furthermore, the amount of the foreign tax credit that is available may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualified dividend income.”

Effect of Foreign Debt Investments and Hedging on Distributions. Under the Code, gains or losses attributable to fluctuations in exchange rates, which occur between the time a Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market a PFIC and recognize any gains at the end of its fiscal and excise (described above) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. You should also be aware that distributions from a PFIC are generally not eligible for the reduced rate of tax on “qualified dividend income.” In the alternative, the Fund may elect to treat the PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund would be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the company. The QEF and mark-to-market elections may require the Fund to sell securities it would have otherwise continued to hold in order to make distributions to shareholders to avoid any Fund-level tax. Income from investments in PFICs generally will not qualify for treatment as qualified dividend income.

BACKUP WITHHOLDING

The Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (currently 28%) of all reportable payments, including dividends, capital gain distributions and redemptions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

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FOREIGN SHAREHOLDERS

The United States generally imposes a withholding tax (at a 30% or lower treaty rate) on all Fund dividends of ordinary income. Capital gain dividends paid by a Fund from its net long-term capital gains and exempt-interest dividends are generally exempt from this withholding tax. Relief from the U.S. withholding tax may be available for certain properly designated distributions to non-U.S. investors of “interest-related dividends” and “short term capital gain dividends,” assuming the investor provides valid tax documentation certifying non-U.S. status.

FINANCIAL STATEMENTS

The New Fund has not yet commenced operations and, therefore, has not produced financial statements. Once produced, you can obtain a copy of the financial statements contained in the New Fund’s Annual or Semi-Annual Report without charge by calling the Fund at 1-866-447-4228.

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Appendix A—Description of Commercial Paper and Bond Ratings

Description of Moody’s Investors Service, Inc. (“Moody’s”), Short-Term Debt Ratings

Prime-1. Issuers (or supporting institutions) rated Prime-1 (“P-1”) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2. Issuers (or supporting institutions) rated Prime-2 (“P-2”) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Description of Standard & Poor’s Ratings Group (“Standard & Poor’s”), Commercial Paper Ratings

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2, and 3 to indicate the relative degree of safety. A-1. This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) sign designation. A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high for issues designated A-1.

Description of Moody’s Long-Term Debt Ratings

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues; Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds, because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities; A. Bonds which are rated A possess many favorable investment attributes and are considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future; Baa. Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well; Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Description of Standard & Poor’s Corporate Debt Ratings

AAA. Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong; AA. Debt Rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree; A. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories; BBB. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories; BB, B, CCC, CC, C. Debt Rated BB, B, CCC, CC, and C is regarded, on balance, as predominantly speculative with respect to capacity

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to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions; BB. Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure of adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating; B. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating; CCC. Debt rated CCC has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating; CC. The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating; C. The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued; CI. The rating CI is reserved for income bonds on which no interest is being paid; D. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

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Appendix B

Exceed Advisory LLC

EXCEED ADVISORY LLC PROXY VOTING AND CLASS ACTIONS

As a general matter, because we do not invest in equities, we would rarely, if ever, be in a position to vote proxies. To the extent we are eligible to vote proxies, we have adopted the following proxy voting policies.

Notice and Delivery

Exceed will instruct its custodian(s) to deliver any proxy materials to the firm for those portfolio assets not subject to the proxy voting policies of a sub-adviser.

Recordkeeping, Rule 206(4)-6 and Form N-PX

The CCO is responsible for retaining records of any proxy voting by Exceed as required by SEC Rule 206(4)-6. In addition, the CCO will retain the following records necessary for the Fund to file Form N-PX and will coordinate annual delivery of the records with the Fund’s administrator.

•	The issuer of the portfolio security;
•	The exchange ticker symbol of the portfolio security;
•	The CUSIP number for the portfolio security;
•	The shareholder meeting date;
•	A brief description of each matter voted on;
•	Whether the matter was proposed by the issuer or by a security holder;
•	Whether Exceed cast its vote on the matter;
•	How Exceed cast its vote (e.g., for or against the proposal, abstain, etc.);
•	Whether Exceed cast its vote for or against management.

Client Access to Proxy Voting Information

Clients can obtain information from Exceed about how any particular proxies have been voted by contacting the Chief Compliance Officer. All requests for information regarding a particular proxy must be in writing and will be retained by the CCO in the Compliance files.

Proxy Voting Guidelines and Process for Voting

Exceed maintains a policy of voting proxies in a way that, in Exceed’s opinion, best serves the interest of its clients (or in the best interests of the Fund’s shareholders, as applicable) in their capacity as shareholders (or others having voting rights in a particular instance) of a company. As an investment manager, Exceed is primarily concerned with meeting the objectives of its clients and, as is consistent with those objectives and related restrictions, maximizing the value of its clients’ investment portfolios. Exceed normally votes in support of company management, but votes against proposals that Exceed believes would have a material negative impact on the value of its clients’ holdings.

Any proxies received will be reviewed by the Investment Committee. The Investment Committee will vote after considering the existence of any material conflicts of interest, whether the firm has materially accurate information, and the guidelines below. The examples below are provided to give a general indication as to how Exceed would vote proxies on certain issues. However, these examples do not address all potential voting issues or the intricacies that may surround individual proxy votes. For these reasons, actual proxy votes may differ from the guidelines

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presented here. In all cases, the Investment Committee’s eventual vote will be determined by the Investment Committee’s assessment of what best serves the interest of its clients (or the Fund’s shareholders) in a given situation.

Exceed will general vote to Approve the following, provided Exceed’s obligation to vote in the best interests of its clients (or Fund shareholders) is met:

Routine proposals that do not change the structure, bylaws or operations of the issuer to the detriment of the shareholders. Given the routine nature of these proposals, the Adviser will nearly always vote with management. Traditionally these proposals include:

•	Election of auditors recommended by board of directors (unless seeking to replace because there is a dispute over policies);
•	Amend bylaws/articles of incorporation to bring in line with changes in local laws and regulations;
•	Election of members of an issuer’s board of directors, except if there is a proxy fight; date and place of annual meeting; ratification of directors’ actions on routine matters since previous annual meeting;
•	Limitation of directors’ liability, provided however, that proposals providing for the indemnification of directors and or officers shall be evaluated and voted on a case-by- case basis after evaluating applicable laws and extent of protection required;
•	Elimination of preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital. However, Exceed will oppose the elimination of limited preemptive rights, i.e., on proposed issues representing more than an acceptable level of total dilution;
•	Employee stock purchase plan;
•	Establish 401(k) Plan.

Exceed will generally vote to Oppose the following, provided Exceed’s obligation to vote in the best interests of its clients (or Fund shareholders) is met:

Exceed will generally vote against any proposal that clearly has the effect of restricting the ability of shareholders to realize the full potential value of their investment. These sorts of proposals would include proposals relating to anti-takeover measures, such as:

•	Proposals to limit the ability of shareholders to call special meetings;
•	Proposals to require super majority votes;
•	Proposals requesting excessive increases in authorized common or preferred stock where management provides no explanation for the need or use of capital stock;
•	Proposals permitting “green mail”;
•	Proposals providing for cumulative voting rights

The Investment Committee will review the following proposals on a case-by-case basis to determine what decision best meets Exceed’s obligation to vote in the best interests of its clients (or of the Fund’s shareholders):

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•	Proposals to stagger board members’ terms;
•	Proposals relating to eliminating mandatory director retirement policies;
•	Proposals to pay directors solely in equity of the issuer; proposals related to board member compensation;
•	Proposals to rotate annual meeting location / date;
•	Proposals regarding option and stock grants to management and directors;
•	Proposals requesting approval for new and amended stock-based compensation plans;
•	Proposals regarding executive compensation plans;
•	Proposals for changes to specific accounting policies

Class Actions

Exceed has contracted with the Funds’ custodian to administer class actions on behalf any Fund advised by Exceed.

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Part C

Other Information

ITEM 15.  Indemnification

Article VI of the Registrant’s Declaration of Trust provides for indemnification of officers and Trustees as follows:

Section 6.6 Indemnification Not Exclusive, etc. The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, “Covered Person” shall include such person’s heirs, executors and administrators. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover the advisor, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

In so far as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Ohio law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16.   Exhibits

Exhibit Number	Description
(1)	Declaration of Trust.
(i) Registrant’s Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, is hereby incorporated by reference.
(ii) Amendment No. 40 to the Agreement and Declaration of Trust, Amendment No. 40 to the Agreement and Declaration of Trust, which was filed as an exhibit to the Registrant’s Registration Statement on May 17, 2017, is hereby incorporated by reference.
(2)	By-laws. Registrant’s By-laws, which were filed as an exhibit to the Registrant’s Registration Statement on March 17, 2006, are hereby incorporated by reference.
(3)	Voting Trust Agreement. None.
(4)	Form of Plan of Reorganization, dated August 3, 2017, is filed herewith as Appendix A.
(5)	Instruments Defining Rights of Security Holders. None (other than the Declaration of Trust and By-laws of Registrant).
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(6)		Management Agreements.
(i) Management Agreement with Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on February 29, 2008, is hereby incorporated by reference.
(ii) Amended Exhibit 1 to Management Agreement with Catalyst Capital Advisors LLC, was filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on June 9, 2017 and is incorporated herein by reference.
(iii) Management Fee Limitation Agreement between the Trust and Catalyst Capital Advisors LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 27, 2016, is hereby incorporated by reference.
(iv) Expense Limitation Agreement with Catalyst Capital Advisors LLC, was filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on June 9, 2017 and is incorporated herein by reference.
(v) Sub-Advisory Agreement between Exceed Advisory LLC and Catalyst Capital Advisors LLC was filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on June 9, 2017 and is incorporated herein by reference.
(7)	(a)	Underwriting Agreement with Northern Lights Distributors, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on October 22, 2015, is hereby incorporated by reference.
(8)		Bonus, Profit Sharing, Pension, or Similar Contracts for the Benefit of Directors. None.
(9)	(a)	Custody Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on October 3, 2013, is hereby incorporated by reference.
(10)		Rule 12b-1 Plan
(i) Revised Class A Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(ii) Revised Class C Master Distribution Plan and Exhibit A, which were filed as exhibits to the Registrant’s Registration Statement on March 28, 2012, are hereby incorporated by reference.
(11)		Opinion and consent of Thompson Hine LLP is filed herewith.
(12)		Form of Opinion or Internal Revenue Service Ruling on Tax Matters was filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on June 9, 2017 and is incorporated herein by reference.
(13)		Other Material Agreements.
(i) Form of Fund Services Agreement with Gemini Fund Services, LLC which was filed as an exhibit to the Registrant’s Registration Statement on June 28, 2012, is hereby incorporated by reference.
(ii) Management Services Agreement with MFund Services which was filed as an exhibit to the Registrant’s Registration Statement on July 7, 2015, is hereby incorporated by reference.
(iii) Securities Lending Agreement with The Huntington National Bank, which was filed as an exhibit to the Registrant’s Registration Statement on May 20, 2011, is hereby incorporated by reference.
(iv) Compliance Services Agreement with CCO Compliance Services, LLC, which was filed as an exhibit to the Registrant’s Registration Statement on September 25, 2012, is hereby incorporated by reference.
(v) Compliance Services Agreement with MFund Services LLC, which was filed as an exhibit to the Registrant’s Registration Statement on December 7, 2015, is hereby incorporated by reference.
(14)		Consent of BBD, LLP is filed herewith.
(15)		Omitted Financial Statements.
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	(a)	Annual Report of the Registrant was filed on Form N-CSR on September 8, 2016 and is incorporated by reference herein.
	(b)	Semi-Annual Report of the Registrant was filed on Form N-CSR on March 10, 2016 and is incorporated by reference herein.
(16)		Powers of Attorney. Filed as an exhibit to the Registrant’s Registration Statement on Form N-14 on June 9, 2017 and is incorporated herein by reference.

ITEM 17.  Undertakings

(1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

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SIGNATURES

Pursuant to the requirements of the Securities Act, the Registrant has duly caused this Registration Statement on N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Columbus, State of Ohio, on the 27th day of July, 2017.

MUTUAL FUND SERIES TRUST (Registrant)

By:	/s/JoAnn M. Strasser*
JoAnn M. Strasser Attorney-in-Fact

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on July 26, 2017.

Mutual Fund Series Trust

Dr. Bert Pariser*	Trustee
Tobias Caldwell*	Trustee
Jerry Szilagyi*	Trustee/President/Principal Executive Officer
Erik Naviloff*	Treasurer/Principal Financial Officer
Tiberiu Weisz*	Trustee

*By: /s/ JoAnn M. Strasser

JoAnn M. Strasser, Attorney-in-Fact

Date: July 27, 2017

*Pursuant to Powers of Attorney dated May 17, 2017.

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Exhibit Index

Exhibit Number	Description
(4)	Form of Plan of Reorganization, dated August 3, 2017.
(11)	Opinion and Consent of Counsel
(14)	Consent of BBD, LLP

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EXCEED DEFINED SHIELD INDEX FUND

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free **(888) 227-9349** to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free **(800) 859-8508** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

EXCEED DEFINED SHIELD INDEX FUND

PROXY IN CONNECTION WITH THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON AUGUST 30, 2017

The undersigned, revoking all Proxies heretofore given, hereby appoints Zachary Tackett and Karen Shaw as Proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of Exceed Defined Shield Index Fund (the "Fund"), a series of Forum Funds, that the undersigned is entitled to vote at the special meeting of shareholders, and at any adjournment(s) thereof, of the Fund to be held at 8:00 a.m., Eastern Time, on August 30, 2017, at the offices of Atlantic Fund Administration, LLC, Three Canal Plaza, Suite 600, Portland, Maine 04101, as fully as the undersigned would be entitled to vote if personally present.

Please refer to the Proxy Statement for a discussion of the proposals. The Proxy Statement is available at www.proxyonline.com/docs/edsi.pdf.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE HEREOF AND RETURN THE SIGNED PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

EXCEED DEFINED SHIELD INDEX FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees and the Proposal has been unanimously approved for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

You can vote on the internet, by telephone or by mail. Please see the reverse side for instructions.

PLEASE VOTE ALL YOUR BALLOTS IF YOU RECEIVED MORE THAN ONE BALLOT DUE TO MULTIPLE INVESTMENTS IN THE FUND. REMEMBER TO SIGN AND DATE ABOVE BEFORE MAILING IN YOUR VOTE. THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

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